                                                               EXHIBIT 10.20

                               CREDIT AGREEMENT


                                    between


                     PLASMA & MATERIALS TECHNOLOGIES, INC.,
                                  US Borrower,

                            ELECTROTECH LIMITED and
                        ELECTROTECH EQUIPMENTS LIMITED,
                                 UK Borrowers,


                          NATIONSBANK OF TEXAS, N.A.,
                             Administrative Agent,


                                LLOYDS BANK PLC
                              UK-Collateral Agent,

                                      and


                                CERTAIN LENDERS,
                                    Lenders


                                  $35,000,000
                               Dollar Equivalent

                               November 15, 1996

                [LOGO OF PLASMA & MATERIALS TECHNOLOGIES, INC.]

PLASMA & MATERIALS TECHNOLOGIES, INC. ("US BORROWER"), HEREBY DESIGNATES THE "US
  OBLIGATION" AND THE "UK OBLIGATION" AS GUARANTEED BY US BORROWER UNDER THIS CREDIT AGREEMENT AS "DESIGNATED SENIOR DEBT," AS THAT TERM IS DEFINED IN THE
 INDENTURE (AS RENEWED, EXTENDED, AMENDED, OR SUPPLEMENTED) DATED AS OF OCTOBER
    7, 1996, BETWEEN US BORROWER AND U.S. TRUST COMPANY OF CALIFORNIA, N.A., PROVIDING FOR THE ISSUANCE OF US BORROWER'S 7-1/8% CONVERTIBLE SUBORDINATED
                                   NOTES DUE 2001.

                    ---------------------------------------
                      PREPARED BY HAYNES AND BOONE, L.L.P.
                    ---------------------------------------

                               TABLE OF CONTENTS
                               -----------------

TABLE OF CONTENTS......................................................... (i)

LIST OF SCHEDULES AND EXHIBITS............................................ (v)

SECTION 1    DEFINITIONS AND TERMS.........................................  1
       1.1   Definitions...................................................  1
       1.2   Time References..............................................  19
       1.3   Other References.............................................  19
       1.4   Accounting Principles........................................  19

SECTION 2    US FACILITY..................................................  19
       2.1   Commitment...................................................  19
       2.2   Borrowing Procedure..........................................  20
       2.3   LC Subfacility...............................................  21
       2.4   Requests.....................................................  23
       2.5   Termination..................................................  24

SECTION 3    UK FACILITY..................................................  24
       3.1   Commitment...................................................  24
       3.2   Borrowing Procedure..........................................  24
       3.3   Overdraft Subfacility........................................  26
       3.4   BG/LC Subfacility............................................  27
       3.5   Requests.....................................................  29
       3.6   Termination..................................................  30
       3.7   Joint and Several............................................  30

SECTION 4    PAYMENT TERMS................................................  30
       4.1   Notes and Payments...........................................  30
       4.2   Interest and Principal Payments..............................  31
       4.3   Interest Options.............................................  32
       4.4   Rate Quotations..............................................  32
       4.5   Default Rate.................................................  33
       4.6   Interest Recapture...........................................  33
       4.7   Interest Calculations........................................  33
       4.8   Maximum Rate.................................................  33
       4.9   Interest Periods.............................................  34
       4.10  Conversions..................................................  34
       4.11  Order of Application.........................................  34
       4.12  Sharing of Payments..........................................  35
       4.13  Offset.......................................................  35
       4.14  Booking Borrowings...........................................  36
       4.15  Basis Unavailable or Inadequate for Euro Rate................  36
       4.16  Additional Costs.............................................  36
       4.17  Change in Laws...............................................  37
       4.18  Funding Loss.................................................  37
       4.19  Taxes, Grossing Up Provisions, and Value Added Tax...........  38

SECTION 5    FEES.........................................................  41
       5.1   Treatment of Fees............................................  41
       5.2   Initial Commitment Fees......................................  41
       5.3   Unused Commitment Fees.......................................  41

                                                               Table of Contents
                                                               -----------------

       5.4   BG and LC Fees...............................................  42
       5.5   Structure/Syndication and Administrative Fees................  42
       5.6   Collateral Fees..............................................  42

SECTION 6    SECURITY.....................................................  42
       6.1   Guaranties...................................................  42
       6.2   US Collateral................................................  42
       6.3   UK Collateral................................................  43
       6.4   Further Assurances...........................................  43
       6.5   Release of Collateral........................................  43

SECTION 7    CONDITIONS PRECEDENT.........................................  44
       7.1   Conditions Precedent for US Facility.........................  44
       7.2   Conditions Precedent for UK Facility.........................  44
       7.3   Other Conditions Precedent...................................  44
       7.4   Conditions Material..........................................  45

SECTION 8    REPRESENTATIONS AND WARRANTIES...............................  45
       8.1   Purpose and Regulation U.....................................  45
       8.2   Corporate Existence, Good Standing, and Authority............  45
       8.3   Subsidiaries and Names.......................................  45
       8.4   Authorization and Contravention..............................  45
       8.5   Binding Effect...............................................  46
       8.6   Financials and Existing Debt.................................  46
       8.7   Projections..................................................  46
       8.8   Solvency.....................................................  46
       8.9   Litigation...................................................  46
       8.10  Taxes........................................................  46
       8.11  Environmental Matters........................................  46
       8.12  Employee Plans...............................................  47
       8.13  Properties; Liens............................................  47
       8.14  Government Regulations.......................................  47
       8.15  Transactions with Affiliates.................................  47
       8.16  Debt.........................................................  47
       8.17  Leases.......................................................  47
       8.18  Insurance....................................................  48
       8.19  Labor Matters................................................  48
       8.20  Intellectual Property........................................  48
       8.21  Full Disclosure..............................................  48

SECTION 9    AFFIRMATIVE COVENANTS........................................  48
       9.1   Certain Items Furnished......................................  48
       9.2   Use of Credit................................................  50
       9.3   Books and Records............................................  50
       9.4   Inspections..................................................  50
       9.5   Taxes........................................................  50
       9.6   Payment of Obligations.......................................  50
       9.7   Expenses.....................................................  50
       9.8   Maintenance of Existence, Assets, and Business...............  51
       9.9   Insurance....................................................  51
       9.10  Environmental Matters........................................  51
       9.11  Subsidiaries.................................................  51
       9.12  Indemnification..............................................  51

                                     (ii)                    Table of Contents
                                                             -----------------

SECTION 10   NEGATIVE COVENANTS FOR COMPANIES.............................  52
       10.1  Payroll Taxes................................................  53
       10.2  Debt.........................................................  53
       10.3  Prepayments..................................................  53
       10.4  Subordinated Debt............................................  53
       10.5  Capital Expenditures.........................................  54
       10.6  Investments..................................................  54
       10.7  Employee Plans...............................................  54
       10.8  Transactions with Affiliates.................................  54
       10.9  Compliance with Governmental Requirements and Documents......  54
       10.10 Distributions................................................  54
       10.11 Assignment...................................................  54
       10.12 Fiscal Year and Accounting Methods...........................  55
       10.13 New Businesses...............................................  55
       10.14 Government Regulations.......................................  55
       10.15 Strict Compliance............................................  55

SECTION 11   NEGATIVE COVENANTS FOR DOMESTIC COMPANIES....................  55
       11.1  Disposition of Assets........................................  55
       11.2  Liens........................................................  55
       11.3  Mergers, Consolidations, and Dissolutions....................  55

SECTION 12   NEGATIVE COVENANTS FOR FOREIGN COMPANIES.....................  55
       12.1  Disposition of Assets........................................  56
       12.2  Liens........................................................  56
       12.3  Mergers, Consolidations, and Dissolutions....................  56

SECTION 13   FINANCIAL COVENANTS..........................................  56
       13.1  Tangible-Net Worth...........................................  56
       13.2  Current Ratio................................................  56
       13.3  EBITDA.......................................................  57
       13.4  Senior Debt/EBITDA...........................................  57
       13.5  Interest Coverage............................................  57
       13.6  Projections..................................................  57

SECTION 14   EVENTS OF DEFAULT............................................  58
       14.1  Payments.....................................................  58
       14.2  Covenants....................................................  58
       14.3  Debtor Relief................................................  58
       14.4  Judgments and Attachments....................................  58
       14.5  Government Action............................................  58
       14.6  Misrepresentation............................................  58
       14.7  Change of Control............................................  59
       14.8  Other Funded Debt............................................  59
       14.9  Validity and Enforceability..................................  59
       14.10 BGs or LCs...................................................  59

SECTION 15   RIGHTS AND REMEDIES..........................................  59
       15.1  Remedies.....................................................  59
       15.2  Judgment Currency............................................  60
       15.3  Company Waivers..............................................  60
       15.4  Performance by Administrative Agent..........................  61
       15.5  Not in Control...............................................  61
       15.6  Course of Dealing............................................  61
       15.7  Cumulative Rights............................................  61

                                     (iii)                  Table of Contents
                                                            -----------------

       15.8  Application of Proceeds......................................  61
       15.9  Certain Proceedings..........................................  61
       15.10 Expenditures by Lenders......................................  62
       15.11 Diminution in Value of Collateral............................  62
       15.12 UK Borrowers' Obligations....................................  62

SECTION 16   AGENTS AND LENDERS...........................................  62
       16.1  Agents.......................................................  62
       16.2  Expenses.....................................................  64
       16.3  Proportionate Absorption of Losses...........................  64
       16.4  Delegation of Duties; Reliance...............................  64
       16.5  Limitation of Agents' Liability..............................  65
       16.6  Event of Default.............................................  66
       16.7  Collateral Matters...........................................  66
       16.8  Limitation of Liability......................................  66
       16.9  Relationship of Lenders......................................  67
       16.10 Benefits of Agreement........................................  67

SECTION 17   MISCELLANEOUS................................................  67
       17.1  Nonbusiness Days.............................................  67
       17.2  Communications...............................................  67
       17.3  Form and Number of Documents.................................  67
       17.4  Exceptions to Covenants......................................  67
       17.5  Survival.....................................................  67
       17.6  Governing Law................................................  67
       17.7  Invalid Provisions...........................................  67
       17.8  Certain Reinstatement........................................  68
       17.9  Amendments, Waivers, Consents, Supplements, and Conflicts....  68
       17.10 Multiple Counterparts........................................  69
       17.11 Parties......................................................  69
       17.12 Venue, Service of Process, and Jury Trial....................  70
       17.13 Information Regarding Borrowers..............................  71
       17.14 Entirety.....................................................  71

                                     (iv)                      Table of Contents
                                                               -----------------

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------

     Schedule 1          -      Lenders and Commitments
     Schedule 4.3        -      Mandatory-Liquid-Assets-Costs Formula
     Schedule 7.1        -      Closing Documents for US Facility
     Schedule 7.2        -      Closing Documents for UK Facility
     Schedule 8.3        -      Companies
     Schedule 8.7        -      Projections
     Schedule 8.9        -      Litigation and Judgments
     Schedule 8.11       -      Environmental Matters
     Schedule 8.12       -      Employee-Plan Matters
     Schedule 8.13(a)    -      Real Property
     Schedule 8.13(b)    -      Existing Liens
     Schedule 8.13(c)    -      Sale of Property
     Schedule 8.15       -      Affiliate Transactions
     Schedule 8.16       -      Existing Debt
     Schedule 8.17       -      Existing Leases
     Schedule 8.18       -      Landlord Insured Properties
     Schedule 8.20       -      Infringement Claims

     Exhibit A-1         -      US-Facility Note
     Exhibit A-2         -      UK-Facility Note
     Exhibit B           -      Guaranty
     Exhibit C-1         -      Security Agreement
     Exhibit C-2         -      Collateral Assignment of Intellectual Property
     Exhibit C-3         -      Financing Statement
     Exhibit C-4         -      Landlord Estoppel Letter
     Exhibit C-5         -      Customer Estoppel Letter
     Exhibit D-1         -      Borrowing Request for US Facility
     Exhibit D-2         -      Borrowing Request for UK Facility
     Exhibit D-3         -      Conversion Notice for US Facility
     Exhibit D-4         -      [Intentionally Blank]
     Exhibit D-5         -      LC Request
     Exhibit D-6         -      BG/LC Request
     Exhibit D-7         -      Borrowing-Base Report for US Facility
     Exhibit D-8         -      Borrowing-Base Report for UK Facility
     Exhibit D-9         -      Compliance Certificate
     Exhibit E-1         -      Opinion of US counsel to Domestic Companies
     Exhibit E-2         -      Opinion of Intellectual Property Counsel
     Exhibit F           -      Assignment and Assumption Agreement

                                      (v)                     Table of Contents
                                                              -----------------

                                CREDIT AGREEMENT
                                ----------------


     THIS AGREEMENT is entered into as of November 15, 1996, between the following parties:

 .    PLASMA & MATERIALS TECHNOLOGIES, INC., a California corporation ("US
     BORROWER").

 .    ELECTROTECH LIMITED, a corporation (registered No. 1373344) organized under the laws of England, and ELECTROTECH EQUIPMENTS LIMITED, a corporation (registered No. 939289) organized under the laws of England (collectively, "UK BORROWERS").

 .    Lenders (defined below).

 .    NATIONSBANK OF TEXAS, N.A., as Administrative Agent for Lenders.

 .    LLOYDS BANK PLC, UK-Collateral Agent for Lenders.

SECTION 1.1 contains other definitions used in this agreement.

     US Borrower has requested that the Lenders under the US Facility extend credit to US Borrower not to exceed a total outstanding principal amount equal to the total US-Facility Commitments, to be used by US Borrower as provided in
SECTION 8.1 as a revolving-credit facility (the "US FACILITY") and to be funded by the Lenders under the US Facility from time to time in a combination of advances and letters of credit denominated in Dollars. The US Facility thus encompasses the LC Subfacility. The Lenders under the US Facility are willing to extend the requested credit on the terms and conditions of this agreement.

     UK Borrowers have requested that the Lenders under the UK Facility extend credit to UK Borrowers not to exceed a total outstanding principal amount equal to the Dollar Equivalent of the total UK-Facility Commitments, to be used by UK Borrowers as provided in SECTION 8.1 as a revolving-credit facility (the "UK FACILITY") and to be funded by the Lenders under the UK Facility from time to time in a combination of advances, letters of credit, bank guarantees, and overdraft and other financial accommodations variously denominated in Dollars, Deutsche Marks, Pound Sterling, or other Alternative Currency. The UK Facility thus encompasses the BG/LC Subfacility and the Overdraft Subfacility. The Lenders under the UK Facility are willing to extend the requested credit on the terms and conditions of this agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Borrowers, Lenders, and Agents agree as follows:

SECTION 1   DEFINITIONS AND TERMS.
---------   ---------------------

     1.1    DEFINITIONS.  As used in the Loan Documents:
            -----------

     "ADMINISTRATIVE AGENT" means, at any time, NationsBank of Texas, N.A. (or its successor appointed under SECTION 16), acting as administrative, US-collateral, managing, and syndication agent for Lenders under the Loan Documents.

                                                                Credit Agreement
                                                                ----------------

     "AFFILIATE" of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract, or otherwise), and (b) the Companies are "Affiliates" of each other.

     "AGENTS" mean, at any time, Administrative Agent and UK-Collateral Agent.

     "ALTERNATIVE CURRENCY" means either Pound Sterling or Deutsche Marks (or any other freely convertible currency designated as such by the Administrative Agent).

     "APPLICABLE MARGIN" means, for any day, the margin of interest over the Base Rate or the Euro Rate, as the case may be, that is applicable when the Base Rate or Euro Rate, as applicable, is determined under this agreement. The Applicable Margin is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of the Companies' Funded Debt to EBITDA as provided in the following table:

=================================================================
                                         Applicable    Applicable
      Ratio of Funded Debt to            Margin for    Margin for
             EBITDA                       Base-Rate     Euro-Rate
                                         Borrowings    Borrowings
=================================================================
4.25 to 1.00 or more                        1.00%         3.00%
-----------------------------------------------------------------
Less than 4.25 to 1.00, but 3.75 to         0.75%         2.75%
1.00 or more
-----------------------------------------------------------------
Less than 3.75 to 1.00, but 2.75 to         0.50%         2.50%
1.00 or more
-----------------------------------------------------------------
Less than 2.75 to 1.00, but 2.00 to         0.25%         2.25%
1.00 or more
-----------------------------------------------------------------
Less than 2.00 to 1.00                      0.00%         2.00%
=================================================================

For purposes of the definition of APPLICABLE MARGIN, EBITDA is calculated for the Companies' most recently-completed-four-fiscal quarters, and Funded Debt is determined as of the last day of that four-fiscal-quarter period. The calculation of EBITDA for any period before the date of this agreement shall be made on the basis of the combined Financials, before the date of this agreement, of US Borrower and of UK Borrowers and their Subsidiaries to the extent acquired by US Borrower in the Electrotech Acquisition. From the date of this agreement through the date that Administrative Agent receives the Current Financials and Compliance Certificate for the year ending December 31, 1996, the Applicable Margin is deemed to be 2.50% for Euro-Rate Borrowings and 0.50% for Base-Rate Borrowings. After Administrative Agent's receipt of the Current Financials and Compliance Certificate for the year ending December 31, 1996, the Applicable Margin in effect at any time (whether in the middle of an Interest Period or otherwise) is based upon the ratio of the Companies' Funded Debt to EBITDA as determined from the Current Financials and related Compliance Certificate then most recently received by Administrative Agent, effective as of the date received by Administrative Agent. If US Borrower fails to timely furnish to Administrative Agent any Financials and related Compliance Certificate as required by this agreement, then the maximum Applicable Margin applies from the date those Financials and related Compliance Certificate are required to be delivered and remain in effect until US Borrower furnishes them to Administrative Agent.

                                                               Credit Agreement
                                                               ----------------

     "ARRANGER" means NationsBanc Capital Markets, Inc.

     "ASSIGNEE" is defined in SECTION 17.11(c).

     "ASSIGNMENTS" is defined in SECTION 17.11(c).

     "BASE RATE" for any day means:

          (a) For Borrowings under the US Facility, the greater of either (i) the annual interest rate most recently established by Administrative Agent as its general reference rate (which may not necessarily represent the lowest or best rate actually charged to any customer) in effect at its principal office in Dallas, Texas, automatically fluctuating upward and downward without special notice to any Borrower or any other Person, or
     (ii) the sum of the Fed-Funds Rate plus 0.5%; or

          (b) For the Overdraft Exposure, the base rate of Overdraft Lender from time to time.

     "BASE-RATE BORROWING" means a Borrowing under the US Facility bearing interest at the sum of the Base Rate plus the Applicable Margin.

     "BG" means a bank guarantee issued for the account of either UK Borrower by the Issuer under the BG/LC Subfacility.

     "BG/LC EXPOSURE" means, at any time and without duplication, the sum of the Dollar Equivalent of (a) the total outstanding amount under every BG issued under the UK Facility, plus (b) the total face amount of all undrawn and uncancelled LCs issued under the UK Facility, plus (c) the total unpaid reimbursement obligations of UK Borrowers for any payments made under any of those BGs or drawings under any of those LCs.

     "BG/LC REQUEST" means a request for a BG or a LC under the BG/LC Subfacility, substantially in the form of EXHIBIT D-6, and signed by Responsible Officers of both UK Borrowers.

     "BG/LC SUBFACILITY" means a subfacility of the UK Facility for the issuance of BGs and LCs, as described in Section 3.4, under which the BG/LC Exposure (a) may never exceed the combined single limitation of $3,000,000 (or the Dollar Equivalent of that amount denominated in Alternative Currencies) and
(b) together with the Dollar Equivalent of Principal Debt of the UK Facility, and (without duplication) the Overdraft Exposure, may never exceed the Dollar Equivalent of the lesser of either (i) the total UK-Facility Commitments or (ii) the Borrowing Base for the UK Facility.

     "BORROWERS" means US Borrower and UK Borrowers.

     "BORROWING" means any amount disbursed under the Loan Documents by one or more Lenders to or on behalf of any Borrower (either as an original disbursement of funds, a renewal, extension, or continuation of an amount outstanding), a payment under a LC or BG, or any amounts outstanding or other financial accommodation to either UK Borrower under the Overdraft Subfacility.

     "BORROWING BASE" means -- at any time, for any Borrower, and without duplication -- the sum of the Dollar Equivalent of (a) 80% of Eligible Accounts owed to that Borrower by Domestic Persons and certain Foreign Subsidiaries of Domestic Persons designated by agreement of all Lenders from time to time, plus
(b) 50% of Eligible Accounts owed to that Borrower by Foreign Persons (including any Foreign Subsidiary of any Domestic Person that has not been designated by
                                                       Lenders as being included

                                                                Credit Agreement
                                                                ----------------
in clause (a) preceding), plus (c) through the first anniversary date of this agreement, 50% of Eligible-Dated Accounts owed to that Borrower by any Person, and after the first anniversary date of the date of this agreement, none of those Eligible-Dated Accounts, plus (d) 100% of Eligible Accounts, whether owed by Domestic or Foreign Persons, to the extent not already included under any of the preceding clause and to the extent supported by one or more letters of credit that are in form and substance and issued by one or more financial institutions acceptable to Administrative Agent in its sole discretion, plus (e) 25% of Eligible-Demonstration Systems owned by that Borrower (so long as the portion of Eligible-Demonstration Systems included in this clause for both Borrowing Bases under this agreement may never exceed $2,000,000). The Borrowing Base for the US Facility is the Borrowing Base applicable to US Borrower, and the Borrowing Base for the UK Facility is the total Borrowing Base applicable to both UK Borrowers.

     "BORROWING-BASE DEFICIENCY" means any amount by which any limitation in Sections 2.1 or 2.3(a) (in respect of the US Facility) or SECTIONS 3.1, 3.3, or 3.4(a) (in respect of the UK Facility), as the case may be, is exceeded, for any reason whatsoever.

     "BORROWING-BASE REPORT" means either (a) for the US Facility, a report delivered by US Borrower, substantially in the form of EXHIBIT D-7, and signed by a Responsible Officer of US Borrower, or (b) for the UK Facility, a report delivered by UK Borrowers, substantially in the form of EXHIBIT D-8, and signed by Responsible Officers of both UK Borrowers.

     "BORROWING DATE" means the date on which a Borrowing is to be disbursed under SECTIONS 2.2, 2.3, 3.2, 3.3, or 3.4.

     "BORROWING REQUEST" means a written request for a Borrowing that must be either (a) for a Borrowing under the US Facility, signed by a Responsible Officer of US Borrower, and substantially in the form of EXHIBIT D-1, or (b) for Borrowing under the UK Facility (other than under the Overdraft Subfacility), signed by Responsible Officers of both UK-Borrowers, and substantially in the form of EXHIBIT D-2.

     "BUSINESS DAY" means any day other than Saturday, Sunday, and any other day that commercial banks are authorized by law to be closed in California, Texas, or London, which, for purposes of any (a) Euro-Rate Borrowing denominated in Pound Sterling or fundings in, or conversions to or from, Pound Sterling, must also be a day when commercial banks are open for international business in London, and (b) Euro-Rate Borrowing denominated in Deutsche Marks or other Alternative Currency or fundings in, or conversions to or from, Deutsche Marks or other Alternative Currency, must also be a day when commercial banks are open for international business in Germany or, as the case may be, the principal financial center in the country of that other Alternative Currency.

     "CAPITAL LEASE" means any lease or sublease that is required by GAAP to be capitalized on a balance sheet.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)(S)9601 et seq.

     "CHANGE IN LAW" means, in respect of SECTION 4.19(b)(iv) any implementation, introduction, enactment, imposition, abolition, withdrawal, or variation or change of any law, order, regulation, published practice, or official directive, published ruling, notice, concession, guideline, request, or requirement or statement of policy or published practice statement by the Bank of England, the European Union, or any central bank, fiscal, governmental, local, international, national, or other competent authority or agency (whether or not having the force of law but in respect of which compliance by banks and other

                                                                Credit Agreement
                                                                ----------------
financial institutions in the relevant jurisdiction is generally customary) or any change in any interpretation or application, or the introduction or making of any new or further or difference interpretation or application by any court, tribunal, central bank, fiscal, governmental, local, international, national, or other competent authority or agency or compliance with any new or different request or direction made after the date hereof (whether or not having the force of law but in respect of which compliance by banks and other financial institutions in the relevant jurisdiction is generally customary) from any central bank, fiscal, governmental, local, international, national, or other competent authority.

     "CLOSING DATE" means a Business Day on or before November 30, 1996, which (although intended to be virtually concurrent) may be different for the US Facility and the UK Facility and which (a) for the US Facility, is the date agreed to by US Borrower and Administrative Agent on or after which the initial Borrowing or other extension of credit under the US Facility may occur and (b) for the UK Facility, is the date agreed to by UK Borrowers and Administrative Agent on or after which the initial Borrowing or other extension of credit under the UK Facility may occur.

     "COMMITMENT PERCENTAGE" means, for any Lender, the proportion (stated as a percentage) that (a) in respect of the US Facility, its US-Facility Commitment (if any) bears to the total US-Facility Commitments of all Lenders, (b) in respect of the UK Facility, its UK-Facility Commitment (if any) bears to the total UK-Facility Commitments of all Lenders, and (c) in respect of both of those facilities combined, the sum of its US-Facility Commitment (if any) and its UK-Facility Commitment (if any) bears to the sum of the total US-Facility Commitments of all Lenders and the total UK-Facility Commitments of all Lenders.

     "COMPANIES" means, at any time, US Borrower and each of its Subsidiaries.

     "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT D-9 and signed by a Responsible Officer of US Borrower.

     "CONVERSION NOTICE" means a notice of conversion to a different Type of Borrowing, new Interest Period(s), or both under the US Facility, which must be signed by a Responsible Officer of US Borrower and be substantially in the form of EXHIBIT D-3.

     "CURRENT FINANCIALS" means, unless otherwise specified, either:

          (a) Except as provided in CLAUSE (B) below, the (i) Companies' consolidated Financials for the year ended December 31, 1995, (ii) Companies' consolidated Financials for the six months ended June 30, 1996, and (iii) consolidated Financials for the consolidated group in which UK Borrowers were included for the year ended June 30, 1996; or

          (b) At any time after annual Financials are first delivered under
     SECTION 9.1, the (i) Companies' annual Financials then most recently delivered to Administrative Agent under SECTION 9.1(A) and (ii) Companies' quarterly Financials then most recently delivered to Administrative Agent under SECTION 9.1(B).

     "DEBT" means -- for any Person, at any time, and without duplication -- the sum of (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or similar instruments, (c) all obligations to pay the deferred purchase price of property or services except trade accounts payable arising in the ordinary course of business, (d) all obligations arising under acceptance facilities or facilities for the discount or sale of accounts receivable, (e) all direct or contingent obligations in respect of letters of credit, (f) liabilities secured (or for which the holder of the Debt has an existing
                                                                Credit Agreement
                                                                ----------------

Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (g) Capital Leases, plus (h) all guaranties, endorsements, and other contingent obligations for Debt of others.

     "DEBTOR LAWS" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, administration, insolvency, reorganization, suspension of payments, or similar Governmental Requirements affecting creditors' Rights in any relevant jurisdiction.

     "DEFAULT PERCENTAGE" means -- at any time and for any Lender -- the proportion (stated as a percentage) that (a) in respect of the US Facility, the amount (if any) of the US-Facility-Commitment Usage owed to it directly (less any participations sold to other Lenders under this agreement) or indirectly (through participations purchased from other Lenders under this agreement) bears to the total US-Facility-Commitment Usage, (b) in respect of the UK Facility, the amount (if any) of the UK-Facility-Commitment Usage owed to it directly (less any participations sold to other Lenders under this agreement) or indirectly (through participations purchased from other Lenders under this agreement) bears to the total UK-Facility-Commitment Usage, and (c) in respect of both of those facilities combined, the amount of the US-Facility-Commitment Usage and UK-Facility Commitment Usage owed to it directly (less any participations sold to other Lenders under this agreement) or indirectly (through participations purchased from other Lenders under this agreement) bears to the total of the US-Facility-Commitment Usage and the UK-Facility-Commitment Usage.

     "DEFAULT RATE" means, for any day, an annual interest rate equal from day to day to the lesser of either (a) the Maximum Rate or (b) in respect of:

           (i) Borrowings or other amounts owing in respect of the US Obligation, the sum of the Base Rate for Borrowings under the US Facility plus 4%;

          (ii) the Overdraft Exposure, the sum of the Base Rate for the Overdraft Exposure plus 4%; and

           (iii) Borrowings and other amounts owing in respect of the UK Obligation (other than the Overdraft Exposure), the sum of one or more Euro Rates that Administrative Agent determines in its sole reasonable discretion should be applicable to those Borrowings and other amounts in order to most fairly reflect the cost to the Lenders under the UK Facility of maintaining those Borrowings or amounts outstanding, plus 4%, plus any applicable Mandatory-Liquid-Assets Costs.

     "DEUTSCHE MARKS" and the abbreviation "DM" mean the lawful currency of the Federal Republic of Germany.

     "DISTRIBUTION" means, with respect to any shares of any capital stock or other equity securities issued by a Person (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend on or with respect to those securities,
(c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

     "DOLLAR EQUIVALENT," at any time, means (a) any amount denominated in Dollars and (b) for any amount denominated in an Alternative Currency, an amount of Dollars into which Administrative Agent determines that it could convert the relevant amount of that Alternative Currency by using the applicable-

                                                                Credit Agreement
                                                                ----------------
quoted-spot rate reported on Reuters Screen Page 261 at 11:00 (London time) three Business Days before the day on which the calculation is made.

     "DOLLARS" and the symbol "$" mean lawful currency of the United States of America.

     "DOMESTIC" means, in respect of any Person, organized under the laws of, and domiciled in, the United States of America or one of its states, e.g., a Domestic Company, a Domestic Subsidiary, or any other Domestic Person.

     "DOUBLE TAX TREATY" means any treaty dealing with the taxation of residents in the jurisdictions to which the treaty relates entered into by the governments of any jurisdictions in which any party to this agreement is a resident for Tax purposes.

     "EBITDA" means -- for any Person, for any period, and without duplication -
- the sum of:

          (a) the sum of (i) net income from operations, plus (ii) to the extent included in the calculation of that net income amount, Interest Expense and income Tax expense; plus

          (b) to the extent included in the calculation of the amount in CLAUSE
     (A) above, depreciation and amortization expenses from continuing operations.

     "ELECTROTECH ACQUISITION" means the acquisition of the capital stock of UK Borrowers by US Borrower pursuant to the Electrotech Agreement.

     "ELECTROTECH AGREEMENT" means the Share Purchase Agreement dated as of July 17, 1996, between US Borrower, UK Borrowers, Christopher D. Dobson, and the other shareholders of UK Borrowers.

     "ELIGIBLE ACCOUNTS" means the enforceable and outstanding accounts of US Borrower (in respect of the Borrowing Base for the US Facility) or of UK Borrowers (in respect of the Borrowing Base for the UK Facility), that are subject to Lender Liens, except (a) the portion of any account not paid within 120 days after the respective invoice's issue date, (b) the portion of any account against the payment of which the account debtor is entitled to any allowable discount, owns a corresponding account payable, or has asserted any defense, setoff, or counterclaim, (c) any account on which the account debtor is an Affiliate of any Company, is a Governmental Authority, is not Solvent, or is the subject of any proceedings under any Debtor Laws, (d) any account which either Administrative Agent or Required Lenders elect -- in their sole respective discretion and effective upon ten-days advance notice to either US Borrower or UK Borrowers, as applicable -- to exclude because of the account debtor's unsatisfactory financial condition or payment record or unfavorable risk of priority of collection under laws applicable to it (other than laws of the United States of America or one of its states in respect of US Borrower or laws of England in respect of UK Borrowers), (e) any account not arising out of a sale of inventory in the ordinary course of business, and (f) any account subject to a Lien that is not a Permitted Lien. Notwithstanding anything herein to the contrary, solely in respect of the Borrowing Base for the US Facility, the amount indicated as the amount to be paid to US Borrower in the purchase order received by US Borrower from Hyundai and dated as of November 11, 1996, shall be included in this definition of Eligible Accounts for a period of 30 days, commencing with the Closing Date, and after such 30-day period if said purchase order has not resulted in a finally consummated sale for the account of Hyundai, any amount with respect to such purchase order previously allowed to be included in this definition of Eligible Accounts shall not be included in this definition until such time as such amount otherwise meets the requirements set forth herein.

                                                                Credit Agreement
                                                                ----------------

     "ELIGIBLE-DATED ACCOUNTS" means the enforceable and outstanding accounts of US Borrower (in respect of the Borrowing Base for the US Facility) or of UK Borrowers (in respect of the Borrowing Base for the UK Facility), that existed before the date of this agreement and would otherwise constitute Eligible Accounts except that they may be outstanding more than 120 days after the respective invoice's issue date.

     "ELIGIBLE-DEMONSTRATION SYSTEMS" means finished products owned by a Borrower and used for purposes of demonstrating performance capabilities to its customers if (a) properly noted on US Borrower's balance sheet as a line item or properly included in either UK Borrower's balance sheet as part of its plant and equipment, as the case may be, and (b) if either (i) located on that Borrower's premises, (ii) located on the premises of a customer of that Borrower who has executed and delivered to Administrative Agent an estoppel agreement in substantially the form of EXHIBIT C-5, or (iii) as of the Closing Date, located on the premises of Siemens, A.G.

     "EMPLOYEE PLAN" means any employee-pension-benefit plan (a) covered by Title IV of ERISA and established or maintained by any Borrower or any ERISA Affiliate (other than a Multiemployer Plan) and (b) established or maintained by any Borrower or any ERISA Affiliate, or to which any Borrower or any ERISA Affiliate contributes, under the Governmental Requirements of any Foreign country.

     "ENVIRONMENTAL INVESTIGATION" means any environmental site assessment, investigation, audit, compliance audit, or compliance review conducted at any time or from time to time -- whether at the request of either Agent or any Lender, upon the order or request of any Governmental Authority, or at the voluntary instigation of any Company -- concerning any Real Property or the business operations or activities of any Company, including, without limitation
(a) air, soil, groundwater, or surface-water sampling and monitoring, and (b) preparation and implementation of any closure or remedial plans.

     "ENVIRONMENTAL LAW" means any applicable Governmental Requirement that relates to protection of the environment or to the regulation of any Hazardous Substances, including, without limitation, CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), the Clean Water Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. (S) 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. (S) 11001 et seq.), the Safe Drinking Water Act (42 U.S.C. (S) 201 and (S) 300f et seq.), the Rivers and Harbors Act (33 U.S.C. (S) 401 et seq.), the Oil Pollution Act (33 U.S.C. (S) 2701 et seq.), analogous state, local, and foreign Governmental Requirements, and any analogous future enacted or adopted Governmental Requirement.

     "ENVIRONMENTAL LIABILITY" means any liability, loss, fine, penalty, charge, lien, damage, cost, or expense of any kind to the extent that it results (a) from the violation of any Environmental Law, (b) from the Release or threatened Release of any Hazardous Substance, or (c) from actual or threatened damages to natural resources.

     "ENVIRONMENTAL PERMIT" means any permit, or license, from any Governmental Authority that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "ERISA AFFILIATE" means any Person that, for purposes of Title IV of ERISA, is a member of any Borrower's controlled group or is under common control with that Borrower within the meaning of Section 414 of the IRC (which provisions are deemed by this agreement to apply to Foreign Persons).

                                                                Credit Agreement
                                                                ----------------

     "EURO RATE" means -- for a Euro-Rate Borrowing and for the relevant Interest Period -- the annual interest rate (rounded upward, if necessary, to the nearest 0.01%) equal to the London interbank offered rate for deposits in the currency in which that Borrowing is denominated under this agreement, at approximately 11:00 a.m. (London time) two Business Days before the first day (or, solely in the case of Borrowings denominated in Pound Sterling, on the first day) of the Interest Period for a term comparable to the Interest Period, that appears on (i) Telerate Page 3750 (or any successor page) or (ii) if no rate so appears, then on Reuters Screen LIBO Page for a Borrowing denominated in Dollars, on Reuters Screen Page FWDW for a Borrowing denominated in Pound Sterling, or on Reuters Screen Page FWDT for a Borrowing denominated in Deutsche Marks, or on the relevant Reuters Screen-page for any other Alternative Currency.

     "EURO-RATE BORROWING" means a Borrowing bearing interest at the sum of the Euro Rate plus the Applicable Margin.

     "EVENT OF DEFAULT" is defined in SECTION 14.

     "FED-FUNDS RATE" means, for any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined (which determination is conclusive and binding, absent manifest error) by Administrative Agent to be equal to (a) the weighted average of the rates on overnight federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers on that day, as published by the Federal Reserve Bank of New York on the next Business Day, or (b) if those rates are not published for any day, the average of the quotations at approximately 10:00 a.m. received by Administrative Agent from three federal-funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

     "FINANCIALS" of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus (for Domestic Companies), and statements of cash flow prepared (a) according to GAAP (subject to year-end audit adjustments with respect to interim Financials) and (b) except as stated in
SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable.

     "FOREIGN" means, in respect of any Person, organized under the laws of a jurisdiction other than -- or domiciled outside of -- the United States of America or one of its states, e.g., a Foreign Company, a Foreign Subsidiary, or any other Foreign Person.

     "FUNDED DEBT" means -- for any Person, at any time, and without duplication -- the sum of (a) the principal amount of the Subordinated Notes,
(b) the principal amount of all other Debt for borrowed money, (c) the total amount capitalized on the balance sheet of that Person with respect to Capital Leases, plus (d) Debt under acceptance facilities or facilities for the discount or sale of accounts receivable.

     "FUNDING LOSS" means any loss, expense, or reduction in yield (but not any Applicable Margin) that any Lender reasonably incurs because (a) any Borrower fails or refuses for any reason whatsoever (other than a default by Administrative Agent or that Lender claiming that loss, expense, or reduction in yield) to take any Borrowing that it has requested under this agreement, or (b) any Borrower prepays or pays any Borrowing or converts any Borrowing to another Type, in each case, other than on the last day of the applicable Interest Period.

                                                                Credit Agreement
                                                                ----------------

     "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

     "GOVERNMENT SECURITIES" means -- to the extent they mature within one year from the date in question -- readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America, and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

     "GOVERNMENTAL AUTHORITY" means any (a) local, state, territorial, federal, or foreign judicial, executive, regulatory, administrative, legislative, or governmental agency, board, bureau, commission, department, or other instrumentality, (b) private arbitration board or panel, or (c) central bank.

     "GOVERNMENTAL REQUIREMENTS" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, and judgments and legally binding opinions and interpretations of any Governmental Authority.

     "HAZARDOUS SUBSTANCE" means any substance that is designated, defined, classified, or regulated as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, or toxic or hazardous substance under any Environmental Law, including, without limitation, any hazardous substance within the meaning of (S) 101(14) of CERCLA.

     "HEDGING AGREEMENT" means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for or constituting an agreement to enter into (a) commodity hedges in the normal course of business in accordance with prior practices of that Person before the date of this agreement for purposes of hedging material purchases, (b) foreign-currency purchases and swaps and interest-rate swaps that collectively never exceed an aggregate notional sum of the Dollar Equivalent of $15,000,000, and
(c) interest-rate-hedging products involving payment premium for which that Person has no future liability.

     "INTEREST EXPENSE" means -- for any Person, for any period, and without duplication -- all interest on Funded Debt, whether paid in cash or accrued as a liability and payable in cash during any subsequent period (including, without limitation, the interest component of Capital Leases), as determined by GAAP, and premium or penalty for repayment, redemption, or repurchase of Debt.

     "INTEREST PERIOD" means, for Euro-Rate Borrowings, any period of one, two, three, or six months.

     "INVESTMENT" means, in respect of any Person, any loan, advance, extension of credit, or capital contribution to that Person, any investment in that Person, or any purchase or commitment to purchase any equity securities or Debt issued by that Person or substantially all of the assets or a division or other business unit of that Person.

     "IRC" means the Internal Revenue Code of 1986.

     "ISSUER" means (a) NationsBank of Texas, N.A., with respect to each LC issued under the LC Subfacility, and (b) Lloyds Bank Plc, with respect to each BG and LC issued under the BG/LC Subfacility.

                                                                Credit Agreement
                                                                ----------------

     "LC" means a documentary or standby letter of credit issued for the account of a Borrower by an Issuer under either the LC Subfacility or the BG/LC Subfacility.

     "LC AGREEMENT" means a letter of credit application and agreement for an LC (in form and substance satisfactory to Administrative Agent and the applicable Issuer) executed by the Borrower seeking the LC and submitted to the applicable Issuer with a copy to Administrative Agent.

     "LC EXPOSURE" means, at any time and without duplication, the sum of (a) the total face amount of all undrawn and uncancelled LCs issued under the LC Subfacility plus (b) the total unpaid reimbursement obligations of US Borrower under drawings under any of those LCs.

     "LC REQUEST" means a request for a LC under the LC Subfacility substantially in the form of EXHIBIT D-5, and signed by a Responsible Officer of US Borrower.

     "LC SUBFACILITY" means a subfacility of the US Facility for the issuance of LCs, as described in SECTION 2.3, under which the LC Exposure may never (a) collectively exceed $1,000,000 and (b) together with the Principal Debt of the US Facility may never exceed the lesser of either (i) the total US-Facility Commitments or (ii) the Borrowing Base for the US Facility.

     "LENDER LIEN" means any present or future Lien (subject only to any applicable Permitted Lien) securing the US Obligation, the UK Obligation, or both and assigned, conveyed, or granted to or created in favor of either Agent for the benefit of any Lenders.

     "LENDERS" means the financial institutions (including, without limitation, Issuers and Overdraft Lender) named on SCHEDULE 1 or on the most-recently-amended SCHEDULE 1, if any, delivered by Administrative Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement). The Lenders under the US Facility are those with a US-Facility Commitment beside their respective names on that SCHEDULE 1, and the Lenders under the UK Facility are those with a UK-Facility Commitment beside their respective names on that SCHEDULE 1.

     "LIEN" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

     "LITIGATION" means any action by or before any Governmental Authority.

     "LOAN DOCUMENTS" means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all guaranties, guarantees, security agreements, debentures, assignments, charges, and other agreements, documents, and instruments in favor of either Agent or any Lender (or either Agent on behalf of any Lenders) ever delivered under this agreement or otherwise delivered in connection with all or any part of the US Obligation or the UK Obligation, whether to create or perfect Lender Liens or otherwise, (c) all BGs, LCs, and LC Agreements, (d) the letter agreement described in SECTION 5.5, and (e) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     "MANDATORY-LIQUID-ASSETS COSTS" means, for any Lender, the additional costs to that Lender of compliance with the reserve-asset ratio from time to time required by the Bank of England, calculated in accordance with SCHEDULE 4.3, and expressed as an annual percentage rate.

                                                                Credit Agreement
                                                                ----------------

     "MATERIAL-ADVERSE EVENT" means any circumstance or event that, individually or collectively, is reasonably expected to result in any (a) material impairment of (i) the ability of any Borrower to perform any of its respective payment or other material obligations under any Loan Document, or (ii) the ability of either Agent or any Lender to enforce any of those obligations or any of its respective Rights under the Loan Documents, (b) material and adverse effect on the business, assets, operations, financial or other condition, or prospects of any Borrower (individually) or of the Companies (as a whole) as represented in each case to Lenders in the Current Financials most recently delivered before the date of this agreement, in the Projections, in Offering Memorandum, in the Proxy Statement, or in any other written information delivered to Lenders before the date of this agreement, or (c) Event of Default or Potential Default.

     "MAXIMUM AMOUNT" and "MAXIMUM RATE" respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Governmental Requirements, that Lender is permitted to contract for, charge, take, reserve, or receive on the US Obligation or the UK Obligation.

     "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the IRC (or any similar type of plan established or regulated under the laws of any foreign country) to which any Borrower or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

     "1933 ACT" means the Securities Act of 1933.

     "1934 ACT" means the Securities and Exchange Act of 1934.

     "NOTES" means the US-Facility Notes and the UK-Facility Notes.

     "OFFERING MEMORANDUM" means the Offering Memorandum dated October 1, 1996, prepared and circulated by US Borrower, and providing for the issuance and sale of the Subordinated Notes.

     "ORGANIZATIONAL DOCUMENTS" means, for any Person, the documents for its formation and organization, which, for example, for a (a) corporation are its corporate charter and bylaws, (b) for a partnership is its partnership agreement, (c) for a limited-liability company are its certificate of organization and regulations, and (d) for a trust is the trust agreement or indenture under which it is created.

     "OSHA" means the Occupational Safety and Health Act of 1970, 29 U.S.C. (S) 651 et seq.

     "OVERDRAFT BALANCES" means any credit balance on any account of either UK Borrower (or any of their respective Foreign Subsidiaries) with Overdraft Lender to the extent that the credit balance is freely available to be set off by Overdraft Lender against liabilities owed to Overdraft Lender by that UK Borrower.

     "OVERDRAFT DIFFERENTIAL" means the lesser of either (a) the difference of
(i) all amounts outstanding by way of overdraft or other accommodations provided by Overdraft Lender for the benefit of either UK Borrower under the Overdraft Subfacility minus (ii) (Pounds)2,500,000, or (b) (Pounds)1,500,000.

     "OVERDRAFT EXPOSURE" means, at any time, the sum of (a) all amounts outstanding by way of overdraft for the benefit of each UK Borrower under the Overdraft Subfacility at that time net of any credit balance on any account of that UK Borrower with Overdraft Lender to the extent that the credit balance is freely available to be set off by Overdraft Lender against liabilities owed to Overdraft Lender

                                                                Credit Agreement
                                                                ----------------
by that UK Borrower, plus (b) the actual and contingent liabilities of each UK Borrower under SECTION 3.3, plus (c) the other amounts that Overdraft Lender determines fairly represents the total exposure at that time of Overdraft Lender in respect of any other facility or financial accommodation provided under the Overdraft Subfacility.

     "OVERDRAFT LENDER" means Lloyds Bank Plc.

     "OVERDRAFT SUBFACILITY" means a subfacility of the UK Facility for overdrafts and other accommodations provided by Overdraft Lender to either UK Borrower under which (a) the Overdraft Exposure may never exceed (Pounds)2,500,000 (i.e., "net") and (b) all amounts outstanding by way of overdraft for the benefit of either UK Borrower under the Overdraft Subfacility at that time without regard to netting against credit balances as provided in CLAUSE (A) of the definition of the term Overdraft Exposure may never exceed (Pounds)4,000,000 (i.e., "gross").

     "PARTICIPANT" is defined in SECTION 17.11(B).

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "PERMITTED DEBT" is defined in SECTION 10.2.

     "PERMITTED INVESTMENTS" means the following:

               Government Securities.

               Readily marketable direct obligations of any state of the United States of America given on the date of such investment a credit rating of at least Aa by Moody's Investors Service, Inc., or AA by Standard & Poor's Corporation, in each case due within one year from the making of the investment.

               Certificates of deposit issued by, bank deposits in, euro rate deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, (i) any Lender or (ii) any bank incorporated under the laws of the United States of America or any of its states or any branch or office located in the United States of America of a bank incorporated under the laws of any jurisdiction outside the United States of America, in either case having on the date of the investment a short-term certificate of deposit credit rating of at least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within one year after the date of the making of the investment.

               Repurchase agreements covering Government Securities executed by a broker or dealer registered under Section 15(b) of the 1934 Act having on the date of the investment capital of at least $100,000,000, due within 30 days after the date of the making of the investment, so long as the maker of the investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a "primary dealer" in the Government Securities as soon as practicable after the making of the investment.

               Readily marketable commercial paper of corporations doing business in and incorporated under the laws of the United States of America or any of its states or of any corporation that is the holding company for a bank described in CLAUSE (C) above and having on the date of the investment a credit rating of at least P-1 by Moody's Investors Service, Inc., or

                                                                Credit Agreement
                                                                ----------------

     A-1 by Standard & Poor's Corporation, in each case due within 90 days after the date of the making of the investment.

               "Money market preferred stock" issued by a corporation incorporated under the laws of the United States of America or any of its states given on the date of the investment a credit rating of at least Aa by Moody's Investors Services, Inc., and AA by Standard & Poor's Corporation, in each case having an investment period not exceeding 50 days, so long as (i) the amount of all of those investments issued by the same issuer does not exceed $5,000,000 and (ii) the total amount of all of those investments does not exceed $10,000,000.

               A readily redeemable "money market mutual fund" sponsored by a bank described in CLAUSE (C) above, or a registered broker or dealer described in CLAUSE (D) above, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in CLAUSES (A) through (F) above and having on the date of those investment total assets of at least $1,000,000,000.

               The Electrotech Acquisition.

               Investments by any Company in respect of any other Company so long as (A) the Company making the Investment and the Company in respect of which the Investment is made are both then in compliance with SECTIONS 6 and 9.11, and (B) no Event of Default or Potential Default exists at the time of the Investment or would otherwise result from it being made.

               Loans or advances to directors, officers, and employees of the Companies that never exceed a total of the Dollar Equivalent of $500,000 outstanding.

               Indebtedness of customers created in any Company's ordinary course of business in a manner consistent with its present practices.

               Hedging Agreements.

          (k) Acquisitions of new wholly owned Subsidiaries if (i) the sole consideration for the acquisition is the issuance of capital stock of US Borrower, (ii) at least 30-days prior written notice of any intended acquisition is given to Administrative Agent along with pro forma Financials indicating that the Companies will be in compliance with SECTION 13 after the acquisition is consummated, and (iii) no Potential Default, Event of Default, or Material-Adverse Event exists or will exist immediately after the acquisition is consummated.

     "PERMITTED LIENS" means, at any time, the following:

          (a) The existing Liens that are described on SCHEDULE 8.13(B) (to the extent that such schedule does not indicate they are to be extinguished as a condition precedent to extensions of credit under this agreement) and all renewals, extensions, amendments, and modifications of any of them to the extent that the total-principal amount each individually secures never exceeds the total-principal amount secured by it on the date of this agreement.

          (b)  Lender Liens.

          (c) Any interest or title of a lessor in assets being leased under an operating lease that does not constitute Debt.
                                                                Credit Agreement
                                                                ----------------

          (d) Rights of setoff or recoupment and banker's Liens.

          (e) Pledges or deposits (that shall not cover any US Collateral or UK Collateral other than cash) made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs.

          (f) Good-faith pledges or deposits (that shall not cover any US Collateral or UK Collateral other than cash) (i) for 10% or less of the amounts due under (and made to secure) any Company's performance of bids, tenders, contracts (except for the repayment of borrowed money), or leases, or (ii) made to secure statutory obligations, surety or appeal bonds, indemnity, performance, or other similar bonds, or customs or brokers liens benefitting any Company in the ordinary course of its business.

          (g) Zoning and similar restrictions on the use of (and easements, restrictions, covenants, title defects, and similar encumbrances on) real property that do not materially impair the use of the real property and that are not violated by existing or proposed structures or land use.

          (h) If no Lien has been filed in any jurisdiction or agreed to (i) claims and Liens for Taxes not yet due and payable, (ii) mechanic's Liens and materialman's Liens for services or materials (real or personal) and similar Liens incident to construction and maintenance of real property, in each case for which payments is not yet due and payable, (iii) landlord's Liens for rental not yet due and payable, and (iv) Liens of warehousemen, carriers, and vendors and similar Liens securing obligations that are not yet due and payable.

          (i) Any of the following to the extent that the validity or amount is being properly contested in good faith, reserve or other appropriate provision (if any) required by GAAP has been made, levy and execution has not issued or continues to be stayed, they do not individually or collectively detract materially from the value of the property of the Person in question or materially impair the use of that property in the operation of its business, and (other than any such Liens given statutory priority) they are subordinate to the Lender Liens to the extent that they cover any US Collateral or UK Collateral: (i) Claims and Liens for Taxes;
     (ii) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, vendors, or other like Liens; (iv) Liens incident to construction and maintenance of real property; and (v) adverse judgments, attachments, or orders on appeal for the payment of money.

          (j) Liens arising under Hedging Agreements that do not cover any US Collateral or UK Collateral.

          (k) Liens that secure any of the Permitted Debt described in SECTION 10.2(E) and any renewal, extension, amendment, or modification of those Liens so long as they never cover any assets except the assets acquired, constructed, or improved with that Permitted Debt and the proceeds thereof.

          (l) Liens that secure any of the Permitted Debt described in SECTION 10.2(G) and any renewal, extension, amendment, or modification of those Liens so long as those Liens, renewals, extensions, amendments, and modifications never cover any US Collateral or UK Collateral.

                                                                Credit Agreement
                                                                ----------------

     "PERSON" means any individual, entity, or Governmental Authority.

     "POTENTIAL DEFAULT" means any event's occurrence or any circumstance's existence that would (upon any required notice, time lapse, or both) become an Event of Default.

     "POUND STERLING" and the symbol "(Pounds)" means the lawful currency of the United Kingdom.

     "PREDECESSOR" means any Person for whose obligations and liabilities any Company is reasonably expected to be liable as the result of any merger, de facto merger, stock purchase, asset purchase or divestiture, combination, joint venture, investment, reclassification, or other similar business transaction.

     "PRINCIPAL DEBT" means, at any time, the unpaid principal balance of Borrowings.

     "PROJECTIONS" means the financial projections for the Companies that are attached as SCHEDULE 8.7.

     "PROXY STATEMENT" means the Proxy Statement dated September 11, 1996, and supplemented October 1, 1996, and filed by US Borrower with the SEC under
Section 14(a) of the 1934 Act.

     "REAL PROPERTY" means any land, buildings, fixtures, and other improvements to land now or in the future directly or indirectly owned by any Company, leased to or otherwise operated by any Company, or subleased by any Company to any other Person.

     "RELEASE" means any "release" as defined under any Environmental Law.

     "REPRESENTATIVES" means, for any Person, its representatives, officers, directors, employees, accountants, attorneys, and agents.

     "REQUIRED LENDERS" means, at any time, any combination of Lenders holding (directly or indirectly) at least either (a) before the Termination Date, 66-2/3% of the sum of the total US-Facility Commitments plus the total UK-Facility Commitments, or (b) on or after the Termination Date, 66-2/3% of the sum of the US-Facility-Commitment Usage plus the UK-Facility-Commitment Usage.

     "RESPONSIBLE OFFICER" means the chairman, president, chief executive officer, chief financial officer, or treasurer of US Borrower or a director or the secretary of the relevant UK Borrower.

     "RIGHTS" means rights, remedies, powers, privileges, and benefits.

     "SEC" means the Securities and Exchange Commission.

     "SENIOR DEBT" means, at any time, the Companies' consolidated Funded Debt other than the Subordinated Debt.

     "SOLVENT" means, as to any Person, that (a) the total fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

     "STATED-TERMINATION DATE" means November 15, 1999.

     "SUBORDINATED DEBT," at any time, means (a) the Subordinated Notes and (b) Debt, whether to repurchase or redeem any Subordinated Notes or otherwise, so long as that Debt (i) is subject to

                                                                Credit Agreement
                                                                ----------------
subordination, payment blockage, and standstill provisions at least as favorable to Lenders as applicable to the Subordinated Notes, (ii) is subject to representations, covenants, events of default, and other provision not significantly more onerous to US Borrower than the Subordinated Notes, (iii) does not have any scheduled or mandatory principal or sinking fund payment due before December 31, 1999, and (iv) is upon terms and conditions otherwise reasonably acceptable to Required Lenders.

     "SUBORDINATED-NOTE INDENTURE" means the Indenture dated as of October 7, 1996, between US Borrower and U.S. Trust Company of California, N.A.

     "SUBORDINATED-NOTE PROCEEDS" means, at any time, the proceeds of the sale of the Subordinated Notes pursuant to the Offering Memorandum.

     "SUBORDINATED NOTES" means the 7-1/8% Convertible Subordinated Notes Due 2001, issued by US Borrower in accordance with the Offering Memorandum and the Subordinated-Note Indenture.

     "SUBSIDIARY" of any Person means any corporation, partnership, or other entity of which 50% or more (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person.

     "TANGIBLE-NET WORTH" means -- at any time and for any Person -- the sum of
(i) its stockholders' equity, plus (ii) amounts excluded from stockholders' equity under GAAP relating to the establishment of an employee stock ownership plan, minus (iii) the total (without duplication of deductions already made in arriving at stockholders' equity) of the book value of all assets that would be treated as intangible assets under GAAP, including, without limitation, goodwill, trademarks, trade names, copyrights, patents, and unamortized debt discount and expense (other than any such intangibles acquired or realized in connection with the Electrotech Acquisition, up to but not in excess of $22,000,000).

     "TAXES" means all present and future taxes (including, without limitation, gross receipts, sales, use, consumption, property, income, franchise, capital, occupational, value added and excise taxes), withholdings, assessments, levies, imposts, customs, and other duties, fees or charges, of any nature whatsoever, together with any penalties, fines or interest thereon or other additions thereto imposed, withheld, levied or assessed by any taxing authority or Governmental Authority or by any international authority, and "TAX," "TAXATION," and cognate expressions shall be construed accordingly;

     "TERMINATION DATE" means the earlier of either (a) the Stated-Termination Date or (b) the effective date that Lenders' commitments to lend and issue BGs and LCs under this agreement are fully canceled or terminated.

     "TYPE" means any type of Borrowing determined with respect to the applicable interest option.

     "UCC" means the Uniform Commercial Code as enacted in Texas or other applicable jurisdictions.

     "UK BORROWERS" is defined in the preamble to this agreement.

     "UK COLLATERAL" is defined in SECTION 6.3.

     "UK-COLLATERAL AGENT" means, at any time, Lloyds Bank Plc (or its successor appointed under SECTION 16), acting as UK-collateral agent for the Lenders under the UK Facility.

     "UK FACILITY" is defined in the recitals to this agreement.

                                                                Credit Agreement
                                                                ----------------

     "UK-FACILITY COMMITMENT" means, at any time and for any Lender, the amount (if any) stated beside that Lender's name on the most-recently amended SCHEDULE 1 for the UK Facility (which amount is subject to reduction and cancellation as provided in this agreement), under which is encompassed the BG/LC Subfacility and the Overdraft Subfacility.

     "UK-FACILITY-COMMITMENT USAGE" means, at any time, the Dollar Equivalent of the sum of (a) the Principal Debt of Borrowings under SECTION 3.2, plus (b) the BG/LC Exposure, plus (c) the Overdraft Exposure.

     "UK-FACILITY NOTE" means a promissory note substantially in the form of EXHIBIT A-2.

     "UK OBLIGATION" means all present and future (a) Debts, liabilities, and obligations of any Company to either Agent, any Lender under the UK Facility, Overdraft Lender, or the Issuer under the BG/LC Subfacility and related to the UK Facility and any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) Debts, liabilities, or obligations owed by any Foreign Company to any Lender or its one or more Affiliates under any agreement, document, or instrument related to any interest swap or foreign-currency purchase or swap described in the definition of Hedging Agreement, and
(c) renewals, extensions, and modifications of any of the foregoing.

     "UK-REVOLVING-COMMITMENT PERCENTAGE" means -- for any Lender under the UK Facility and at any time -- the proportion (stated as a percentage) that (a) its UK-Facility Commitment (less, in the case of Overdraft Lender, the Dollar Equivalent of Overdraft Lender's net commitment under the Overdraft Subfacility) bears to (b) the total UK-Facility Commitments of all Lender (less the Dollar Equivalent of Overdraft Lender's net commitment under the Overdraft Subfacility).

     "US COLLATERAL" is defined in SECTION 6.2.

     "US BORROWER" is defined in the preamble to this agreement.

     "US FACILITY" is defined in the recitals to this agreement.

     "US-FACILITY COMMITMENT" means, at any time and for any Lender, the amount stated beside that Lender's name on the most-recently amended SCHEDULE 1 for the US Facility (which amount is subject to reduction and cancellation as provided in this agreement), under which is encompassed the LC Subfacility.

     "US-FACILITY-COMMITMENT USAGE" means, at any time, the sum of (a) the Principal Debt of the US Facility plus (b) the LC Exposure.

     "US OBLIGATION" means all present and future (a) Debts, liabilities, and obligations of any Domestic Company to Administrative Agent, any Lender, the Issuer under the LC Subfacility, or Arranger and related to the US Facility and any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) Debts, liabilities, or obligations owed by any Company to any Lender or its one or more Affiliates under any agreement, document, or instrument related to any interest swap or foreign-currency purchase or swap described in the definition of Hedging Agreement, and (c) renewals, extensions, and modifications of any of the foregoing.

     "US-FACILITY NOTE" means a promissory note substantially in the form of EXHIBIT A-1.

                                                                Credit Agreement
                                                                ----------------

     "VALUE ADDED TAX" means value added tax as provided for in the Value Added Tax Act 1994 and legislation (or purported legislation and whether delegated or otherwise) supplemental thereto or in any primary or secondary legislation promulgated by the European Union or any official body or agency thereof, and any tax similar or equivalent to value added tax imposed by any country other than the United Kingdom and any similar or turnover tax replacing or introduced in addition to any of the same.

          TIME REFERENCES.  Unless otherwise specified, in the Loan Documents
          ---------------
(a) time references (e.g., 10:00 a.m.) are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

          OTHER REFERENCES.  Unless otherwise specified, in the Loan Documents
          ----------------
(a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions,
(f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Governmental Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

          ACCOUNTING PRINCIPLES.  Unless otherwise specified, in the Loan
          ---------------------
Documents (a) GAAP determines all accounting and financial terms and compliance with financial covenants, (b) GAAP in effect on the date of this agreement determines compliance with financial covenants, (c) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, (d) all accounting and financial terms and compliance with reporting covenants must be on a consolidated basis, as applicable, and (e) compliance with financial covenants must be on a consolidated basis.

SECTION   US FACILITY.
--------  -----------

          COMMITMENT.  Subject to the provisions in the Loan Documents, each
          ----------
Lender under the US Facility severally but not jointly agrees to lend to US Borrower that Lender's Commitment Percentage under the US Facility of requested or required Borrowings under the US Facility, which US Borrower may borrow, repay, and reborrow under this agreement subject to the following conditions:

          .Each Borrowing under the US Facility may only occur on a Business Day on or after the Closing Date for the US Facility and before the Termination Date.

          .Each Borrowing under the US Facility may only be (i) $300,000 or a greater integral multiple of $100,000 if a Base-Rate Borrowing or (ii) $2,000,000 or a greater integral multiple of $1,000,000 if a Euro-Rate Borrowing.

          .No such Borrowing is permitted that would cause the US-Facility Commitment Usage to exceed the lesser of either the total US-Facility Commitments or the Borrowing Base for the US Facility.

                                                                Credit Agreement
                                                                ----------------

          .No such Borrowing is permitted that would cause the US-Facility-Commitment Usage (whether direct or participated) owed to any Lender under the US Facility to exceed that Lender's US-Facility Commitment.

The foregoing limitations are conditions to Borrowings under the US Facility, the exceeding of which results in mandatory prepayments becoming due under
SECTION 4.2(C). However, any such excess is part of the US Obligation for all purposes, including, without limitation, US Borrower's obligations to pay same in accordance with the Loan Documents.

          BORROWING PROCEDURE.  The following procedures apply to Borrowings
          -------------------
under the US Facility:

               BORROWING REQUEST.  US Borrower may request a Borrowing under the
               -----------------
     US Facility by making or delivering a Borrowing Request to Administrative Agent, which is irrevocable and binding on US Borrower, which must state the Type, amount, and Interest Period for the Borrowing, and which must be received by Administrative Agent no later than (i) 10:00 a.m. on the third Business Day before the Borrowing Date for any Euro-Rate Borrowing, or (ii) 11:00 a.m. on the Borrowing Date for any Base-Rate Borrowing. Administrative Agent shall promptly on the day received notify each Lender under the US Facility about the contents of the Borrowing Request.

               FUNDING.  Each Lender under the US Facility shall remit its
               -------
     Commitment Percentage under the US Facility of each requested Borrowing under the US Facility to Administrative Agent's principal office in Dallas, Texas, in funds that are available for immediate use by Administrative Agent by 2:00 p.m. on the applicable Borrowing Date. Subject to receipt of those funds, Administrative Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by US Borrower or waived by the requisite Lenders) make those funds available to US Borrower by (at US Borrower's option according to the related Borrowing Request) (i) wiring the funds to or for the account of US Borrower at the direction of US Borrower or (ii) depositing the funds in US Borrower's account with Administrative Agent.

               FUNDING ASSUMED.  Absent contrary written notice from a Lender
               ---------------
     under the US Facility, Administrative Agent may assume that each such Lender has made its Commitment Percentage under the US Facility of the requested Borrowing available to Administrative Agent on the applicable Borrowing Date, and Administrative Agent may, in reliance upon that assumption (but shall not be required to), make available to US Borrower a corresponding amount. If any such Lender fails to make its Commitment Percentage under the US Facility of any requested Borrowing available to Administrative Agent on the applicable Borrowing Date, then Administrative Agent may recover the applicable amount on demand (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date Administrative Agent recovers the amount from that Lender, at an annual interest rate equal to the Fed-Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from US Borrower together with interest at the rate applicable to that Borrowing. No Lender under the US Facility is responsible for the failure of any other Lender under the US Facility to make its Commitment Percentage of the US Facility of any Borrowing available as required by SECTION 2.2(B); however, failure of any Lender under the US Facility to make its Commitment Percentage of the US Facility of any Borrowing so available does not excuse any other Lender under the US Facility from making its Commitment Percentage of the US Facility of any Borrowing so available.

                                                                Credit Agreement
                                                                ----------------

          LC SUBFACILITY.
          --------------

          (a)  CONDITIONS.  Subject to the provisions of the Loan Documents, the
               ----------
     Issuer for the LC Subfacility agrees, if requested by US Borrower, to issue LCs upon US Borrower's delivering a LC Request and a LC Agreement, both of which must be received by that Issuer no later than the second Business Day before the Business Day on which the requested LC is to be issued, subject to the following conditions:

           . LCs may only be issued on or after the Closing Date for the US Facility and must expire on or before three Business Days before the Termination Date.

           .   Each LC must be in the face amount of at least $100,000.

           . No such LC may be issued that would cause the LC Exposure to exceed the amount of the LC Subfacility.

           . No such LC may be issued that would cause the US-Facility Commitment Usage to exceed the lesser of either the total US-Facility Commitments or the Borrowing Base for the US Facility.

           . No such LC may be issued that would cause the US-Facility-Commitment Usage (whether direct or participated) owed to that Issuer under the US Facility to exceed that Issuer's US-Facility Commitment.

     The foregoing limitations are conditions to LCs under the LC Subfacility, the exceeding of which results in mandatory prepayments becoming due under
     SECTION 4.2(c). However, any such excess is part of the US Obligation for all purposes, including, without limitation, US Borrower's obligations to pay same in accordance with the Loan Documents.

          (b)  PARTICIPATION.  Immediately upon that Issuer's issuance of a LC,
               -------------
     that Issuer shall be deemed to have sold and transferred to each other Lender under the US Facility, and each other such Lender shall be deemed irrevocably and unconditionally to have purchased and received from that Issuer, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage under the US Facility in the LC and all applicable Rights of that Issuer in the LC (other than Rights to receive certain fees provided in SECTION 5.4 to be for that Issuer's sole account). The Issuer shall as soon as practicable advise Administrative Agent who shall as soon as practicable advise the Lenders under the US Facility of any such issuance and their relative participations.

          (c)  REIMBURSEMENT OBLIGATION.  To induce that Issuer to issue and
               ------------------------
     maintain LCs, and to induce the Lenders under the US Facility to participate in issued LCs, US Borrower agrees to pay or reimburse that Issuer (i) on the first Business Day after the Issuer notifies Administrative Agent and US Borrower that it has made payment under a LC, the amount paid by the Issuer and (ii) within five Business Days after demand, the amount of any additional costs, expenses, and fees that Issuer customarily charges for amending LC Agreements, for honoring drafts under letters of credit, and for taking similar action in connection with letters of credit. If US Borrower has not reimbursed the Issuer for any drafts paid by the date on which reimbursement is required under this section, then Administrative Agent is irrevocably authorized to fund US Borrower's reimbursement obligations as a Base-Rate Borrowing under the US Facility if proceeds are available under the US Facility and if the conditions in this agreement for such a US Borrowing

                                                                Credit Agreement
                                                                ----------------

     (other than any notice requirements or minimum funding amounts) have, to Administrative Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to the Issuer to pay US Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the US Facility, then US Borrower's reimbursement obligation shall constitute a demand obligation. US Borrower's obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that US Borrower may have at any time against the Issuer or any other Person. From the date that the Issuer pays a draft under a LC until US Borrower either reimburses or is obligated to reimburse the Issuer for that draft under this section, the amount of that draft bears interest payable to the Issuer at the rate then applicable to Base-Rate Borrowings. From the due date of the respective amounts due under this section, to the date paid (including any payment from proceeds of a Base-Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate.

          (d)  GENERAL.  The Issuer under the LC Subfacility shall promptly
               -------
     notify Administrative Agent and US Borrower of the date and amount of any draft presented for honor under any LC (but failure to give notice will not affect US Borrower's obligations under this agreement). The Issuer shall pay the requested amount upon presentment of a draft unless presentment on its face does not comply with the terms of the applicable LC. When making payment, the Issuer may disregard (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and the Issuer is not liable for any of those obligations). US Borrower's reimbursement obligations to the Issuer, and the Lenders under the US Facility, and each such Lender's obligations to the Issuer, under this section are absolute and unconditional irrespective of, and the Issuer is not responsible for (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged) except as otherwise provided in CLAUSE (f) below,
     (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against the Issuer, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Event of Default. The Issuer shall promptly pay to Administrative Agent reimbursement payments received from US Borrower for Administrative Agent to promptly distribute to all Lenders under the US Facility according to their respective Commitment Percentages under the US Facility.

          (e)  LENDERS' OBLIGATIONS.  If US Borrower fails to reimburse the
               --------------------
     Issuer as provided in SECTION 2.3(c) by the date on which reimbursement is due under that section, and funds cannot be advanced under the US Facility to satisfy the reimbursement obligations, then Administrative Agent shall promptly notify each Lender under the US Facility of that failure, of the date and amount paid, and of each such Lender's Commitment Percentage under the US Facility of the unreimbursed amount. Each such Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds its Commitment Percentage under the US Facility of the unpaid reimbursement obligation. Funds are due and payable to Administrative Agent before the close of business on the Business Day when Administrative Agent gives notice to each such Lender of US Borrower's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any such Lender accrue interest after the due date at the Fed-Funds Rate from the day the applicable draft or draw is paid by Administrative Agent to (but not including) the date the amount is paid by that Lender to Administrative Agent. Upon receipt of those funds, Administrative Agent shall make them available to the Issuer.

                                                                Credit Agreement
                                                                ----------------

          (f)  ISSUER'S DUTIES.  The Issuer under the LC Subfacility agrees with
               ---------------
     US Borrower and each Lender under the US Facility that it will exercise and give the same care and attention to each LC that it issues as it gives to its other letters of credit. Each such Lender and US Borrower agree that, in paying any draft under any LC, the Issuer has no responsibility to obtain any document (other than any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither the Issuer nor its Representatives will be liable to any such Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by the Issuer or any of its Representatives in connection with any LC, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Governmental Requirements and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended or modified), is binding upon the Companies and Lenders and, except as provided in SECTION 2.3(e), does not place that Issuer or any of its Representatives under any resulting liability to any Company or any Lender. Administrative Agent is not liable to any Company or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by that Issuer or its Representative in connection with any LC.

          (g)  CASH COLLATERAL.  On the Termination Date and if requested by the
               ---------------
     Lenders under the US Facility while an Event of Default exists, US Borrower shall provide Administrative Agent, for the benefit of Lenders under the US Facility, cash collateral in an amount to equal the then-existing LC Exposure (with interest on that cash collateral accruing to the benefit of US Borrower).

          (h)  INDEMNIFICATION.  US BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND
               ---------------
     SAVE ADMINISTRATIVE AGENT, THE ISSUER UNDER THE LC SUBFACILITY, AND EACH OTHER LENDER UNDER THE US FACILITY, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS'
     FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF ANY ISSUING LENDER TO HONOR A DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (i)  LC AGREEMENTS.  Although referenced in any LC, terms of any
               -------------
     particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this agreement, drafts under each LC are part of the US Obligation, only the events specified in this agreement as an Event of Default shall constitute a default under any LC Agreement, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

     2.4  REQUESTS.  Each Borrowing Request under the US Facility and LC Request
          --------
constitutes a representation and warranty by US Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, all of the applicable conditions precedent in SECTION 7.1 have been satisfied.

                                                                Credit Agreement
                                                                ----------------

    2.5   TERMINATION.   US Borrower may -- upon giving at least five Business
          -----------
Days prior written and irrevocable notice to Administrative Agent -- terminate all or part of the US Facility. US Borrower may not, however, terminate all of the US Facility without Administrative Agent's prior written consent unless the UK Facility is concurrently terminated in accordance with SECTION 3.6. Each partial termination must be in an amount of not less than $1,000,000 or a greater integral multiple of $1,000,000 and must be ratable in accordance with the Commitment Percentage of each Lender under the US Facility. At the time of any termination, US Borrower shall pay to Administrative Agent, for the account of each Lender under the US Facility, as applicable, any amounts that may then be due under SECTION 4.2(c)(i), all accrued and unpaid fees under this agreement, the interest attributable to the amount of that termination, and any related Funding Loss. Any part of the US-Facility Commitments that are terminated may not be reinstated.

SECTION 3  UK FACILITY.
---------  -----------

    3.1   COMMITMENT.  Subject to the provisions in the Loan Documents, each
          ----------
Lender under the UK Facility severally but not jointly agrees to lend to UK Borrowers that Lender's UK-Revolving-Commitment Percentage of requested or required Borrowings under the UK Facility (other than under the Overdraft Subfacility) which UK Borrowers may borrow, repay, and reborrow under this agreement subject to the following conditions:

     . Each Borrowing under the UK Facility may only occur on a Business Day on or after the Closing Date for the UK Facility and before the Termination Date.

     . Each such Borrowing shall be due and payable on the last day of the relevant Interest Period.

     .    Each such Borrowing may be denominated in Dollars or -- subject to
          SECTION 3.2(D) -- an Alternative Currency and shall be a minimum amount of $2,000,000 (or the equivalent in that Alternative Currency and a round amount in that Alternative Currency as is acceptable to Administrative Agent) or a greater integral multiple of $1,000,000 (or the equivalent in that Alternative Currency and a round amount in that Alternative Currency as is acceptable to Administrative Agent).

     . No such Borrowing is permitted that would cause the UK-Facility-Commitment Usage (calculated at the then-Dollar Equivalent of that amount) to exceed the lesser of either the total UK-Facility Commitments or the Borrowing Base for the UK Facility.

     . No such Borrowing is permitted that would cause the UK-Facility-Commitment Usage (calculated at the then-Dollar Equivalent of that amount) (whether direct or participated) owed to any Lender under the UK Facility to exceed that Lender's UK-Facility Commitment.

The foregoing limitations are conditions to Borrowings under the UK Facility, the exceeding of which results in mandatory prepayments becoming due under
SECTION 4.2(c). However, any such excess is part of the UK Obligation for all purposes, including, without limitation, UK Borrowers' joint and several obligations to pay same in accordance with the Loan Documents.

    3.2   BORROWING PROCEDURE.  The following procedures apply to Borrowings
          -------------------
under the UK Facility other than Borrowings under the Overdraft Subfacility:

                                                                Credit Agreement
                                                                ----------------

          (a)  BORROWING REQUEST.  UK Borrowers may request a Borrowing under
               -----------------
     the UK Facility by making or delivering a Borrowing Request to Administrative Agent, which is irrevocable and binding on UK Borrowers, which must state which UK Borrower is to receive that Borrowing and state the currency (Dollars, Pound Sterling, Deutsche Marks or other Alternative Currency), amount, and Interest Period for each Borrowing under the UK Facility, and which must be received by Administrative Agent no later than 10:00 a.m. on the third Business Day before the Borrowing Date. Administrative Agent shall promptly on the day received notify each Lender under the UK Facility about the contents of the Borrowing Request.

          (b)  FUNDING.  Each Lender under the UK Facility shall remit its UK-
               -------
     Revolving-Commitment Percentage of each requested Borrowing under the UK Facility to Administrative Agent's principal office in Dallas, Texas (or, at Administrative Agent's discretion and only in respect of the UK Facility, to an account of Administrative Agent with a bank in the United Kingdom that Administrative Agent may from time to time designate by written notice to UK Borrowers and the Lenders under the UK Facility), in funds that are available for immediate use by Administrative Agent by 2:00 p.m. (London time) on the applicable Borrowing Date in the currency requested. Subject to receipt of those funds, Administrative Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by UK Borrowers or waived by the requisite Lenders under the UK Facility) make those funds available to the designated UK Borrower by wiring the funds to or for the account of the designated UK Borrower at the direction of the designated UK Borrower.

          (c)  FUNDING ASSUMED.  Absent contrary written notice from a Lender
               ---------------
     under the UK Facility, Administrative Agent may assume that each such Lender has made its UK-Revolving-Commitment Percentage of the requested Borrowing available to Administrative Agent on the applicable Borrowing Date, and Administrative Agent may, in reliance upon that assumption (but shall not be required to), make available to the designated UK Borrower a corresponding amount. If any such Lender fails to make its UK-Revolving-Commitment Percentage of any requested Borrowing available to Administrative Agent on the applicable Borrowing Date, then Administrative Agent may recover the applicable amount on demand (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date Administrative Agent recovers the amount from that Lender, at an annual interest rate equal to the Fed-Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from UK Borrowers (on a joint and several basis) together with interest at the rate applicable to that Borrowing. No Lender under the UK Facility is responsible for the failure of any other Lender under the UK Facility to make its UK-Revolving-Commitment Percentage of any Borrowing available as required by SECTION 3.2(b); however, failure of any such Lender to make its UK-Revolving-Commitment Percentage of any Borrowing so available does not excuse any other Lender under the UK Facility from making its UK-Revolving-Commitment Percentage of any Borrowing so available.

          (d)  CONDITIONS FOR ALTERNATIVE CURRENCIES.  A Borrowing under the UK
               -------------------------------------
     Facility (other than under the Overdraft Subfacility) may not be denominated in an Alternative Currency unless Administrative Agent has confirmed to UK Borrowers that such Alternative Currency is available for such Borrowings. If no later than 10:00 a.m. on the second Business Day before the Borrowing Date for a Borrowing in an Alternative Currency a Lender under the UK Facility notifies Administrative Agent that:

               (i) the Lender cannot fund its share of that Borrowing in the proposed Alternative Currency; or

                                                                Credit Agreement
                                                                ----------------

               (ii) an authorization of a Governmental Authority is required in respect of that Alternative Currency to permit its use by the Lender to make its share of that Borrowing available; or

               (iii) the use of that Alternative Currency is restricted or prohibited,

     then Administrative Agent shall notify UK Borrowers and each Lender under the UK Facility by 1:00 p.m. on the same day and that Borrowing shall not be made, and UK Borrowers are jointly and severally liable for any resulting Funding Loss. If no such notice is so given, then the Borrowing shall be made as requested subject to the other terms and conditions of the Loan Documents.

     3.3  OVERDRAFT SUBFACILITY.  Subject to the terms of this agreement and
          ---------------------
only if no Event of Default or Potential Default exists, the Overdraft Subfacility is available for utilization by either UK Borrower until the earlier of either the Termination Date or any earlier date on which Overdraft Lender terminates the Overdraft Subfacility by notice to UK Borrowers and Administrative Agent. The Overdraft Subfacility shall be made available on such terms as shall be agreed between Overdraft Lender and UK Borrowers from time to time that are not inconsistent with the other terms of this agreement so long as:

     . Each UK Borrower shall complete such mandate and other like documents in respect of the Overdraft Subfacility as Overdraft Lender may reasonably require and that are not inconsistent with the other terms of this agreement.

     . None of the Overdraft Subfacility may be utilized that would cause the UK-Facility-Commitment Usage (calculated at then-Dollar Equivalent of that amount) to exceed the lesser of either the total UK-Facility Commitments or the Borrowing Base for the UK Facility.

     . None of the Overdraft Subfacility may be used that would cause the UK-Facility-Commitment Usage (calculated at then-Dollar Equivalent of that amount) for Overdraft Lender to exceed its UK-Facility Commitment.

     . None of the Overdraft Subfacility may be utilized that would cause the limitations in the definition of the Overdraft Subfacility to be exceeded.

The foregoing limitations are conditions to overdrafts and other accommodations under the Overdraft Subfacility, the exceeding of which results in mandatory prepayments becoming due under SECTION 4.2(c). However, any such excess is part of the UK Obligation for all purposes, including, without limitation, UK Borrowers' joint and several obligations to pay same in accordance with the Loan Documents. For the avoidance of doubt, Overdraft Lender may, without liability, return cheques unpaid if the payment of those cheques would result in a breach of the foregoing limitations. Subject to the foregoing conditions, Overdraft Lender agrees to make the Overdraft Subfacility available on a revolving basis to UK Borrowers to be utilized on any business day in London by way of overdraft on usual banking terms (including that amounts outstanding by way of overdraft are repayable on demand and are subject to agreement between Overdraft Lender and UK Borrowers), whether by way of BACS facilities and such other facilities or financial accommodation as each case on such terms (not inconsistent with the other terms of this agreement) as Overdraft Lender and UK Borrowers may from time to time agree.

                                                                Credit Agreement
                                                                ----------------

     3.4  BG/LC SUBFACILITY.
          -----------------

          (a)  CONDITIONS.  Subject to the provisions of the Loan Documents, the
               ----------
     Issuer for the BG/LC Subfacility agrees, if requested by UK Borrowers, to issue BGs (if it may lawfully do so) or LCs upon UK Borrowers delivering a BG/LC Request and, if applicable, a LC Agreement, both of which must be received by Administrative Agent and that Issuer no later than the second Business Day before the Business Day on which the requested BG or LC is to be issued, subject to the following conditions:

     . BGs and LCs may only be issued on or after the Closing Date for the UK Facility and must expire on or before three Business Days before the Termination Date.

     . There may be no more than 20 outstanding BGs and LCs, collectively, at any time.

     . Each LC and BG must state on its face its expiry date and the maximum amount available and otherwise be in form and substance acceptable to the Issuer and Administrative Agent.

     . No such BG or LC may be issued that would cause the BG/LC Exposure (calculated at then-Dollar Equivalent of that amount) to exceed the amount of the BG/LC Subfacility.

     . No such BG or LC may be issued that would cause the UK-Facility-Commitment Usage (calculated at then-Dollar Equivalent of that amount) to exceed the lesser of either the total UK-Facility Commitments or the Borrowing Base for the UK Facility.

     . No such BG or LC may be issued that would cause the UK-Facility-Commitment Usage (calculated at then-Dollar Equivalent of that amount) (whether direct or participated) owed to that Issuer under the UK Facility to exceed that Issuer's UK-Facility Commitment.

     The foregoing limitations are conditions to BGs and LCs under the BG/LC Subfacility, the exceeding of which results in mandatory prepayments becoming due under SECTION 4.2(c). However, any such excess is part of the UK Obligation for all purposes, including, without limitation, UK Borrowers' joint and several obligations to pay same in accordance with the Loan Documents. The Issuer shall as soon as practicable advise Administrative Agent who shall as soon as practicable advise the Lenders under the UK Facility of any such issuance.

          (b)  REIMBURSEMENT OBLIGATION.  To induce that Issuer to issue and
               ------------------------
     maintain BGs or LCs, UK Borrowers jointly and severally agree to pay or reimburse the Issuer (i) on the first Business Day after the Issuer notifies Administrative Agent and UK Borrowers that it has made payment under a BG or LC, the amount paid by that Issuer and (ii) within five Business Days after demand, the amount of any additional costs, expenses, and fees that Issuer customarily charges for amending LC Agreements, for honoring drafts under bank guarantees or letters of credit, and for taking similar action in connection with bank guarantees or letters of credit. If UK Borrowers have not reimbursed the Issuer for any drafts paid by the date on which reimbursement is required under this section, then Administrative Agent is irrevocably authorized to fund the UK Borrowers' reimbursement obligations as a Borrowing under the UK Facility if proceeds are available under the UK Facility and if the conditions in this agreement for such a Borrowing under the UK Facility (other than any notice requirements or minimum funding amounts) have, to Administrative Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to the Issuer to pay UK Borrowers' unpaid reimbursement obligations. If funds cannot be advanced under the UK Facility, then UK Borrowers'

                                                                Credit Agreement
                                                                ----------------
     reimbursement obligation shall constitute a demand obligation. UK Borrowers' obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that either UK Borrower may have at any time against the Issuer or any other Person. From the date that the Issuer pays a draft under a BG or LC until the UK Borrowers either reimburse or are obligated to reimburse the Issuer for that draft under this section, the amount of that draft bears interest payable to the Issuer at an annual interest rate equal to the sum of the Issuer's cost of funds, plus the Applicable Margin for Euro-Rate Borrowings, plus the applicable Mandatory-Liquid-Assets Costs. From the due date of the respective amounts due under this section, to the date paid (including any payment from proceeds of a Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate.

          (c)  GENERAL.  The Issuer under the BG/LC Subfacility shall promptly
               -------
     notify Administrative Agent and UK Borrowers of the date and amount of any draft presented for honor under any BG or LC (but failure to give notice will not affect UK Borrowers' obligations under this agreement). The Issuer shall pay the requested amount upon presentment of a draft unless presentment on its face does not comply with the terms of the applicable BG or LC. When making payment, that Issuer may disregard (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and that Issuer is not liable for any of those obligations). UK Borrowers' reimbursement obligations to the Issuer and the Lenders under the UK Facility, and each such Lender's obligations to the Issuer, under this section are absolute and unconditional irrespective of, and the Issuer is not responsible for (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged) except as otherwise provided in CLAUSE (e) below, (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against the Issuer, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Event of Default. The Issuer shall promptly pay to Administrative Agent reimbursement payments received from either UK Borrower for Administrative Agent to promptly distribute to all Lenders under the UK Facility according to their respective UK-Revolving-Commitment Percentages.

          (d)  LENDERS' OBLIGATIONS.  If UK Borrowers fail to reimburse the
               --------------------
     Issuer as provided in SECTION 3.4(b) by the date on which reimbursement is due under that section, and funds cannot be advanced under the UK Facility to satisfy the reimbursement obligations, then Administrative Agent shall promptly notify each Lender under the UK Facility of that failure, of the date and amount paid, and of each such Lender's UK-Revolving-Commitment Percentage of the unreimbursed amount. Each Lender under the UK Facility shall promptly and unconditionally make available to Administrative Agent in immediately available funds its UK-Revolving-Commitment Percentage of the unpaid reimbursement obligation, whereupon, subject to receipt of those funds, Administrative Agent shall make them available to the Issuer. Funds are due and payable to Administrative Agent by the close of business (Dallas time) three Business Days after notification for amounts payable in Dollars, Deutsche Marks, or other Alternative Currency (other than Pound Sterling) and one Business Day after notification for amounts payable in Pound Sterling. All amounts payable by any Lender under the UK Facility accrue interest after the due date at the Fed-Funds Rate from the day the applicable draft or draw is paid by Administrative Agent to (but not including) the date the amount is paid by that Lender to Administrative Agent. Upon receipt of those funds, Administrative Agent shall make them available to the Issuer.

                                                                Credit Agreement
                                                                ----------------

          (e)  ISSUER'S DUTIES.  The Issuer under the BG/LC Subfacility agrees
               ---------------
     with each Lender and each UK Borrower under the UK Facility that it will exercise and give the same care and attention to each BG or LC that it issues as it gives to its other bank guarantees and letters of credit.
     Each such Lender and UK Borrowers agree that, in paying any draft under any BG or LC, the Issuer has no responsibility to obtain any document (other than any documents expressly required by the respective BG or LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither the Issuer nor its Representatives will be liable to any such Lender or any Company for any BG's or LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by the Issuer or any of its Representatives in connection with any BG or LC, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Governmental Requirements and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended or modified), is binding upon the Companies and Lenders and, except as provided in SECTION 3.4(d), does not place the Issuer or any of its Representatives under any resulting liability to any Company or any Lender. Administrative Agent is not liable to any Company or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by the Issuer or its Representative in connection with any BG or LC.

          (f)  CASH COLLATERAL.  On the Termination Date and if requested by the
               ---------------
     Lenders under the UK Facility while an Event of Default exists, UK Borrowers shall provide Administrative Agent, for the benefit of Lenders under the UK Facility, cash collateral in an amount to equal the then-existing BG/LC Exposure (with interest on that cash collateral accruing to the benefit of UK Borrowers).

          (g)  INDEMNIFICATION.  UK BORROWERS SHALL JOINTLY AND SEVERALLY
               ---------------
     PROTECT, INDEMNIFY, PAY, AND SAVE ADMINISTRATIVE AGENT, THE ISSUER UNDER THE BG/LC SUBFACILITY, AND EACH OTHER LENDER UNDER THE UK FACILITY, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY BG OR LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF THE ISSUER TO HONOR A DRAW REQUEST UNDER ANY BG OR LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (h)  LC AGREEMENTS.  Although referenced in any LC, terms of any
               -------------
     particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each BG and LC are as provided in this agreement, drafts under each BG and LC are part of the UK Obligation, only the events specified in this agreement as an Event of Default shall constitute a default in respect of any BG and LC, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

     3.5  REQUESTS.  Each Borrowing Request under the UK Facility, borrowing or
          --------
other accommodation under the Overdraft Subfacility, and BG/LC Request constitutes a joint and several representation and warranty by UK Borrowers that as of the Borrowing Date, the date of issuance of the

                                                                Credit Agreement
                                                                ----------------
requested BG or LC, or the date of the borrowing or accommodation, as the case may be, that all of the applicable conditions precedent in SECTION 7.2 have been satisfied.

     3.6  TERMINATION.  UK Borrowers may -- upon giving at least five Business
          -----------
Days prior written and irrevocable notice to Administrative Agent -- terminate all or part of the UK Facility. UK Borrowers may not terminate all of the UK Facility without Administrative Agent's prior written consent unless the US Facility is concurrently terminated in accordance with SECTION 2.5. Each partial termination must (a) be in an amount of not less than the Dollar Equivalent of $1,000,000 or a greater integral multiple of the Dollar Equivalent of $1,000,000, (b) be ratable in accordance with each Lender's UK-Revolving-Commitment Percentages, and (c) be accompanied by a concurrent partial termination of the Overdraft Subfacility in the same ratio as the partial termination of the overall UK Facility. At the time of any termination, UK Borrower shall pay to Administrative Agent, for the account of each Lender under the UK Facility, as applicable, any amounts that may then be due under SECTION 4.2(c)(ii), all accrued and unpaid fees under this agreement, the interest attributable to the amount of that termination, and any related Funding Loss. Any part of the UK-Facility Commitments that are terminated may not be reinstated.

     3.7  JOINT AND SEVERAL.  UK Borrowers are jointly and severally liable for
          -----------------
the UK Obligation. The failure of either UK Borrower to perform its obligations under any of the Loan Documents shall not affect the obligations of the other UK Borrower, and the effectiveness of the Loan Documents shall not be revoked or impaired as to either UK Borrower by any contingency affecting the other UK Borrower, by the revocation or release of any obligation thereunder of either UK Borrower, by any time or any indulgence granted to either UK Borrower, or by any variation or amendment to the terms of any of the Loan Documents.

SECTION 4   PAYMENT TERMS.
---------   -------------

     4.1  NOTES AND PAYMENTS.
          ------------------

          (a)  NOTES.  The Principal Debt of the US Facility and interest on it
               -----
     are evidenced by the US-Facility Notes, one payable to each Lender under the US Facility. The Principal Debt of the UK Facility (other than under the Overdraft Subfacility) and interest on it are evidenced by the UK-Facility Notes, one payable to each Lender under the UK Facility.

          (b)  PAYMENT.  UK Borrowers must make each payment and prepayment
               -------
     under the Overdraft Subfacility directly to Overdraft Lender in funds available for immediate use by Overdraft Lender by 1:00 p.m. (London time) on the day due. Each Borrower must make each payment and prepayment it owes under the Loan Documents to Administrative Agent's principal office in Dallas, Texas (or, at Administrative Agent's discretion and only in respect of the UK Facility, to an account of Administrative Agent with a bank in the United Kingdom that Administrative Agent may from time to time designate by written notice to UK Borrowers and the Lenders under the UK Facility) in funds available for immediate use by Administrative Agent by 1:00 p.m. on the day due. Subject to SECTION 4.8, any funds not received by the applicable deadline on any day in the preceding two sentences shall continue to accrue interest as if they were received on the next Business Day. Administrative Agent shall promptly pay to each Lender the part of any payment or prepayment to which that Lender is entitled under this agreement on the same day Administrative Agent receives the funds from any Borrower.

          (c)  PAYMENT ASSUMED.  Unless Administrative Agent has received notice
               ---------------
     from a Borrower before the date on which any payment or prepayment is due under this agreement that

                                                                Credit Agreement
                                                                ----------------

     US Borrower will not make that payment or prepayment in full, then Administrative Agent may assume that US Borrower to have made the full payment or prepayment due and may (in reliance upon that assumption and without any obligation to) cause to be distributed to each relevant Lender on that date the amount then due to each relevant Lender in respect of that payment or prepayment. If and to the extent US Borrower does not make the full payment or prepayment due to Administrative Agent, each relevant Lender receiving any portion of it shall repay to Administrative Agent on demand the amount distributed to that Lender by Administrative Agent together with interest for each day from the date that Lender received payment from Administrative Agent until the date that Lender repays Administrative Agent (unless such repayment is made on the same day as such distribution), at an interest rate equal to the Fed-Funds Rate.

     4.2  INTEREST AND PRINCIPAL PAYMENTS.
          -------------------------------

          (a)  INTEREST PAYMENTS.  Accrued interest on each Euro-Rate Borrowing
               -----------------
     is due and payable on the last day of its respective Interest Period. If any Interest Period for a Euro-Rate Borrowing is greater than three months, then accrued interest is also due and payable on the date three months after the commencement of the Interest Period. Accrued interest on each Base-Rate Borrowing is due and payable on the last day of each March, June, September, and December -- commencing on the first of those dates that follows the applicable Closing Date -- and on the Termination Date.
     Accrued interest on the Overdraft Subfacility is payable on demand.

          (b)  PRINCIPAL PAYMENTS.  The Principal Debt of Borrowings under the
               ------------------
     Overdraft Subfacility are due and payable as provided in SECTION 3.3. Each Euro-Rate Borrowing under the UK Facility is due and payable on the earlier of either the Termination Date or the last day of its applicable Interest Period. All Principal Debt is due and payable on the Termination Date.

          (c)  PREPAYMENTS.
               -----------

               (i) Upon demand, US Borrower shall make a mandatory prepayment of Principal Debt of the US Facility at least in the amount of any Borrowing-Base Deficiency that may ever exist under the US Facility for whatever reason, including, without limitation, because of a downward fluctuation of the Borrowing Base for the US Facility or any partial reduction of the US-Facility Commitments.

              (ii) Upon demand, UK Borrowers shall jointly and severally make a mandatory prepayment of any combination of Principal Debt of the UK Facility or the Overdraft Exposure at least in the amount of any Borrowing-Base Deficiency that may ever exist under the UK Facility for whatever reason, including, without limitation, because of a downward fluctuation of the Borrowing Base for the UK Facility or any partial reduction of the UK-Facility Commitments.

             (iii) If Administrative Agent ever determines that, as a result of fluctuations in exchange rates, the Dollar Equivalent of the UK-Facility-Commitment Usage ever exceeds the total UK-Facility Commitments, then, upon demand, UK Borrowers shall jointly and severally make a mandatory prepayment of any combination of the Principal Debt of the UK Facility or the Overdraft Exposure at least in the amount of that excess. Any Lender under the UK Facility may request that Administrative Agent determine, in which event Administrative Agent shall promptly determine, the Dollar Equivalent of the UK-Facility-Commitment Usage for purposes of this CLAUSE (iii).

                                                                Credit Agreement
                                                                ----------------

               (iv) Any Borrower may at any time prepay, without penalty and in whole or in part, any of the Principal Debt for which it is obligated under the Loan Documents in amounts not less than either (i) the amount of any Euro-Rate Borrowing or (ii) otherwise the lesser of either (A) the Dollar Equivalent of $1,000,000 or greater integral multiples of the Dollar Equivalent of $1,000,000, or (B) the total unpaid balance of the Principal Debt of the US Facility or the UK Facility, as the case may be.

               (v) Upon demand (A) US Borrower shall pay any Funding Loss resulting from any prepayment of whatever nature of any of the Principal Debt of the US Facility, and (B) UK Borrowers shall jointly and severally pay any Funding Loss resulting from any prepayment of whatever nature of any of the Principal Debt of the UK Facility.

               (vi) Conversions under SECTION 4.10 are not prepayments.

          (d)  REQUIRED CURRENCY.  UK Borrowers shall make all principal,
               -----------------
     interest, and other payments and prepayments for which they are obligated in the currency in which that obligation was originally denominated (the "REQUIRED CURRENCY"). However, the failure by UK Borrowers to make any payment or prepayment in any Required Currency (other than Dollars) on the date due solely because the Required Currency has ceased to be freely transferable and convertible into Dollars in the relevant interbank market shall not constitute an Event of Default if UK Borrowers pay (i) on that due date, the Dollar Equivalent (as calculated by Administrative Agent in good faith) of the amount of the Required Currency due on that date and (b) within ten days after demand through Administrative Agent by any Lender under the UK Facility, the amount that will (in the reasonable determination of that Lender) reimburse that Lender for any loss or expense caused by the failure of UK Borrowers to make that payment or prepayment in the Required Currency on the date due. That Lender shall submit a statement as to any such loss or expense (including calculations in reasonable detail) to Administrative Agent and UK Borrowers, which shall, in the absence of manifest error, be conclusive and binding on UK Borrowers.

     4.3  INTEREST OPTIONS. Except that the Euro Rate may not be selected in
          ----------------
respect of the US Facility when an Event of Default or Potential Default exists and except as otherwise provided in this agreement, Borrowings bear interest at an annual rate equal to the lesser of either the Maximum Rate, or in respect of Borrowings under the:

          (a) US Facility, the sum of the Base Rate for the US Facility plus the Applicable Margin or the sum of the Euro Rate plus the Applicable Margin (in each case as designated or deemed designated by US Borrower for a Borrowing under the US Facility);

          (b) UK Facility, the sum (i) of the Euro Rate, plus (ii) the Applicable Margin, plus (iii) in respect of Borrowings in Pound Sterling, any Mandatory-Liquid-Assets Costs; and

          (c) Overdraft Subfacility, the sum of the Base Rate for the Overdraft Subfacility, plus the Applicable Margin.

Each change in the applicable Base Rates and the Maximum Rate is effective, without notice to any Borrower or any other Person, upon the effective date of change.

     4.4  RATE QUOTATIONS.  Any Borrower may call Administrative Agent before
          ---------------
delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do

                                                                Credit Agreement
                                                                ----------------
not bind Administrative Agent or any Lenders or affect the interest rate that is actually in effect when that Borrower makes a Borrowing Request or on the Borrowing Date.

     4.5  DEFAULT RATE.  If permitted by applicable Governmental Requirements,
          ------------
all past-due Principal Debt, past-due payment and reimbursement obligations in connection with BGs or LCs, and past-due interest accruing on any of the foregoing bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

     4.6  INTEREST RECAPTURE.  If the designated interest rate applicable to any
          ------------------
Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of any Note, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by applicable Governmental Requirements, the Borrower or Borrowers obligated on that Note shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on that Note.

     4.7  INTEREST CALCULATIONS. Interest on the Overdraft Exposure and on
          ---------------------
Borrowings denominated in Pound Sterling shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed over a 365- or 366-day year (as the case may be). All other interest shall be calculated on the basis of actual number of days elapsed (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event it will be computed on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Overdraft Lender in respect of the Overdraft Subfacility and otherwise by Administrative Agent are conclusive and binding absent manifest error.

     4.8  MAXIMUM RATE.  Regardless of any provision contained in any Loan
          ------------
Document, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the US Obligation or UK Obligation, any amount in excess of the Maximum Rate, and, if any Lender ever does so, then any excess shall be treated as a partial prepayment of principal and any remaining excess shall be refunded to the appropriate Borrower or Borrowers. In determining if the interest paid or payable exceeds the Maximum Rate, Borrowers, Administrative Agent, and Lenders shall, to the maximum extent lawful, (a) treat all Borrowings under the US Facility as but a single extension of credit and all Borrowings under the UK Facility as but a single extension of credit (and Lenders, Administrative Agent, and Borrowers agree that is the case and that provision in this agreement for multiple Borrowings is for convenience only),
(b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and their effects, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of this agreement. However, if the applicable Principal Debt is paid in full before the end of their full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, each applicable Lender shall refund any excess (and may not, to the extent lawful, be subject to any penalties provided by any applicable laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount). If Texas laws are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "indicated rate ceiling" from time to time in effect under Article 5069-1.04, Title 79, Revised Civil Statutes of Texas. Borrowers agree that Chapter 15,

                                                                Credit Agreement
                                                                ----------------

Subtitle 79, Revised Civil Statutes of Texas, 1925 (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Loan Documents.

     4.9  INTEREST PERIODS.  When Borrower requests any Euro-Rate Borrowing, it
          ----------------
may elect the applicable Interest Period, subject to SECTION 17.1 and the following conditions: (a) The initial Interest Period for a Euro-Rate Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period for a Euro-Rate Borrowing begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (c) if a Borrower is required to pay any portion of a Euro-Rate Borrowing before the end of its Interest Period in order to comply with the payment provisions of the Loan Documents, then it shall also pay any related Funding Loss; and (d) no more than five Interest Periods may be in effect at one time for either the US Facility or the UK Facility.

     4.10 CONVERSIONS.  Subject to the applicable dollar limits of SECTION 2.1
          -----------
and provided that US Borrower may not convert to or select a new Interest Period for a Euro-Rate Borrowing at any time when an Event of Default or Potential Default exists, US Borrower may (a) convert a Euro-Rate Borrowing on the last day of the applicable Interest Period to a Base-Rate Borrowing, (b) convert a Base-Rate Borrowing at any time to a Euro-Rate Borrowing, and (c) elect a new Interest Period for a Euro-Rate Borrowing. That election may be made by delivery to Administrative Agent a Conversion Notice by no later than 10:00 a.m. on the second Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a Euro-Rate Borrowing or election of a new Interest Period), and no later than 11:00 a.m. on the last day of the Interest Period (for conversion to a Base-Rate Borrowing). Absent timely delivery of a Conversion Notice or if an Event of Default or Potential Default exists, then, each Euro-Rate Borrowing under the US Facility shall be deemed converted to a Base-Rate Borrowing effective when the applicable Interest Period expires.

     4.11 ORDER OF APPLICATION.
          --------------------

          (a)  NO EVENT OF DEFAULT.  Except as otherwise provided by any Loan
               -------------------
     Document, if no Event of Default or Potential Default exists, then any payment or prepayment by (i) US Borrower shall be applied to the US Obligation in the order and manner as US Borrower shall direct and (ii) either UK Borrower shall be applied to the UK Obligation in the order and manner as that UK Borrower shall direct.

          (b)  EVENT OF DEFAULT.  If an Event of Default or Potential Default
               ----------------
     exists or if the appropriate Borrower fails to give direction, then, except as provided in the last sentence of this paragraph, any payment (including proceeds from the exercise of any Rights) in respect of the US Obligation shall be applied to the US Obligation or in respect of the UK Obligation shall be applied to the UK Obligation, in each case, in the following order: (i) To all fees and expenses for which either applicable Agent or any applicable Lender has not been paid or reimbursed in accordance with the Loan Documents (and if that payment is less than all applicable unpaid or unreimbursed fees and expenses, then the payment shall be paid against applicable unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the applicable Principal Debt; (iii) to any applicable LC or BG/LC, as the case may be, reimbursement obligations that are due and payable and that remain unfunded by a Borrowing; (iv) to the remaining applicable Principal Debt in the order as Required Lenders may elect (but Required Lenders agree to apply proceeds in an order that will minimize any Funding Loss); (v) to the remaining US Obligation or UK Obligation, as the case may be, in the order and

                                                                Credit Agreement
                                                                ----------------
     manner Required Lenders deem appropriate; and (vi) as a deposit with Administrative Agent, for the benefit of Lenders, as security for and payment of any subsequent LC or BG/LC, as the case may be, reimbursement obligations. Notwithstanding the foregoing, upon any Event of Default, Overdraft Lender is entitled and instructed to first setoff against any of the Overdraft Balances all amounts outstanding under the Overdraft Subfacility (including without limitation, the Overdraft Differential) before the foregoing provisions become applicable; Overdraft Lender is entitled to retain for its own account the amount of that setoff up to but not in excess of the Overdraft Differential and shall otherwise share that setoff with Lenders under SECTION 4.12(b).

          (c)  SEPARATE OBLIGATIONS.  Nothing in CLAUSE (b) above requires or
               --------------------
     permits any payment or prepayment of the US Obligation to be applied to any portion of the UK Obligation or any payment or prepayment of the UK Obligation to be applied to any portion of the US Obligation.

          (d)  DISTRIBUTION TO LENDERS.  Subject to the last sentence of CLAUSE
               -----------------------
     (b) above, each payment or prepayment made under this SECTION 4 shall be distributed to each Lender in accordance with (i) before the Termination Date, its Commitment Percentage under the US Facility or its UK-Revolving-Commitment Percentage, as applicable, of that payment or prepayment, and
     (ii) on and after the Termination Date, its Default Percentage under the US Facility or the UK Facility, as applicable, of that payment or prepayment.

     4.12 SHARING OF PAYMENTS.
          -------------------

          (a) If any Lender under the US Facility obtains any payment or prepayment with respect to the US Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 4.13) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Loan Documents, then that Lender shall purchase from the other Lenders under the US Facility participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each such other Lender in accordance with the Loan Documents.

          (b) If any Lender under the UK Facility obtains any payment or prepayment with respect to the UK Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under the last sentence of SECTION 4.11(b) or SECTION 4.13) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Loan Documents, then that Lender shall purchase from the other Lenders under the UK Facility participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each such other Lender in accordance with the Loan Documents.

          (c) If all or any portion of any excess payment or prepayment is subsequently recovered from a purchasing Lender under CLAUSE (a) or (b) above, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery.

          (d) Each Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent lawful, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of that Borrower in the amount of that participation.

     4.13 OFFSET.  If an Event of Default has occurred and is then continuing
          ------
unwaived, each Lender is entitled to exercise (for the benefit of all Lenders in accordance with SECTION 4.12) the Rights of offset

                                                                Credit Agreement
                                                                ----------------
and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the US Obligation or UK Obligation, as the case may be, owed (directly or participated) to it.

     4.14 BOOKING BORROWINGS.  To the extent permitted by applicable
          ------------------
Governmental Requirements, any Lender may make, carry, or transfer its share of Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates, so long as no additional costs are incurred by any Borrower as a result thereof. However, no Affiliate or branch is entitled to receive any greater payment under SECTION 4.16 than the transferor Lender would otherwise have been entitled to receive with respect to those Borrowings, and a transfer may not be made if, as a direct result of it, SECTION 4.15, 4.17, 4.19(a), or 4.19(b) would apply to any of the US Obligations or UK Obligations, as the case may be. If any of the conditions of SECTIONS 4.16, 4.17, 4.19(a), or 4.19(b) ever apply to a Lender, that Lender shall, to the extent possible, carry or transfer its UK Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates so long as the transfer is consistent with the other provisions of this section, does not create any burden or adverse circumstance for that Lender that would not otherwise exist, and eliminates or ameliorates the conditions of SECTIONS
4.16 or 4.17 as applicable.

     4.15 BASIS UNAVAILABLE OR INADEQUATE FOR EURO RATE.  If, on or before any
          ---------------------------------------------
date when a Euro Rate is to be determined for a Borrowing, Administrative Agent reasonably determines that the basis for determining the applicable rate is not available or any Lender reasonably determines that the resulting rate does not accurately reflect the cost to that Lender of making or converting Borrowings at that rate for the applicable Interest Period, then Administrative Agent shall promptly notify Borrowers and Lenders of that determination (which is conclusive and binding on Borrowers absent manifest error) and the applicable Borrowing shall bear interest (a) in respect of the US Facility, at the sum of the Base Rate for the US Facility plus the Applicable Margin, and (b) in respect of each Lender under the UK Facility (other than under the Overdraft Subfacility) at the sum of the cost to that Lender of funding its participation in the UK Facility plus the Applicable Margin for Euro-Rate Borrowings plus any applicable Mandatory-Liquid-Assets Cost. Until Administrative Agent notifies US Borrower that those circumstances no longer exist, the commitments of the Lenders under the US Facility to make, or to convert to, Euro-Rate Borrowings, as the case may be, are suspended.

     4.16 ADDITIONAL COSTS.
          ----------------

          (a)  RESERVES.  With respect to any Euro-Rate Borrowing (i) if any
               --------
     change in any present Governmental Requirement, any change in the interpretation or application of any present Governmental Requirement, or any future Governmental Requirement imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Governmental Authority results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained (other than any reserve included in the Reserve Requirement), and if (ii) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any Euro-Rate Borrowing, then (iii) that Lender (through Administrative Agent) shall deliver to the applicable Borrower or Borrowers a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and (iv) that Borrower or those Borrowers shall pay that amount to that Lender within five days after demand. The provisions of and undertakings and indemnification in this CLAUSE (a) survive the satisfaction and payment of the US Obligation and UK Obligation and termination of this agreement. This CLAUSE (a) is

                                                                Credit Agreement
                                                                ----------------
     to be applied to avoid duplication and otherwise without prejudice to any Mandatory-Liquid-Assets Costs payable by any Borrower under this agreement.

          (b)  CAPITAL ADEQUACY.  With respect to any Borrowing, LC, or BG, if
               ----------------
     any change in any present Governmental Requirement, any change in the interpretation or application of any present Governmental Requirement, or any future Governmental Requirement regarding capital adequacy, or if compliance by any Lender with any request, directive, or requirement imposed in the future by any Governmental Authority regarding capital adequacy, or if any change in its written policies or in the risk category of this transaction, in any of the foregoing events or circumstances, reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this agreement) Administrative Agent or that Lender (through Administrative Agent) shall deliver to the applicable Borrower or Borrowers a certificate setting forth in reasonable detail (but the Lender shall not be obligated to disclose confidential information) the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and that Borrower or those Borrowers shall pay that amount to Administrative Agent or that Lender within five days after demand. The provisions of and undertakings and indemnification in this CLAUSE (b) shall survive the satisfaction and payment of the Obligation and termination of this agreement.

     4.17 CHANGE IN LAWS.  If any Governmental Requirement makes it unlawful for
          --------------
any Lender to make or maintain any Borrowings, then that Lender shall promptly notify Borrowers and Administrative Agent, and:

          (a) as to undisbursed funds, the requested Borrowing shall be made as another Type of Borrowing if lawful or otherwise shall not be made;

          (b) as to any outstanding Base-Rate Borrowing (i) if not prohibited by applicable Governmental Requirements, then that Base-Rate Borrowing shall be converted to a Euro-Rate Borrowing as of three Business Days after the date of notice, or (ii) if that conversion will not resolve the unlawfulness, then applicable Borrower or Borrowers shall promptly prepay that Base-Rate Borrowing without penalty; and

          (c) as to any outstanding Euro-Rate Borrowing (i) if maintaining a Euro-Rate Borrowing until the last day of the applicable Interest Period is unlawful, then that Borrowing shall be converted to a Base-Rate Borrowing as of the date of notice, or (ii) if not prohibited by applicable Governmental Requirements, that Euro-Rate Borrowing, if under the US Facility, shall be converted to a Base-Rate Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, or in any case under the UK Facility, then the applicable Borrower or Borrowers shall promptly prepay that Euro-Rate Borrowing without penalty but with related Funding Loss.

     4.18 FUNDING LOSS.  US BORROWER IN RESPECT OF THE US OBLIGATION AND UK
          ------------
BORROWERS JOINTLY AND SEVERALLY IN RESPECT OF THE UK OBLIGATION SHALL INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. WHEN ANY LENDER DEMANDS THAT A BORROWER PAY ANY FUNDING LOSS, THAT LENDER SHALL DELIVER TO THAT BORROWER AND ADMINISTRATIVE AGENT A CERTIFICATE SETTING FORTH IN REASONABLE

                                                                Credit Agreement
                                                                ----------------

DETAIL THE BASIS FOR IMPOSING FUNDING LOSS AND THE CALCULATION OF THE AMOUNT, WHICH CALCULATION IS CONCLUSIVE AND BINDING ABSENT MANIFEST ERROR. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION IN THIS SECTION SURVIVE THE SATISFACTION AND PAYMENT OF THE US OBLIGATION AND UK OBLIGATION AND TERMINATION OF THIS AGREEMENT.

     4.19 TAXES, GROSSING UP PROVISIONS, AND VALUE ADDED TAX.
          --------------------------------------------------

          (a)  US FACILITY.
               -----------

               (i) If any Taxes shall ever become payable by Administrative Agent or any Lender or shall be ruled (by a Governmental Authority) payable by Administrative Agent or any Lender in respect of the US Facility, such Taxes shall, if lawful, be paid by (or if such Taxes have already been paid, shall be reimbursed by) US Borrower, together with interest and penalties, if any, except for Taxes payable on or measured by the overall net income of any such Lender or Administrative Agent and except for interest and penalties incurred as a result of the gross negligence or wilful misconduct of Administrative Agent or any Lender. Administrative Agent or such Lender (through Administrative Agent) shall notify US Borrower and deliver to US Borrower a certificate setting forth in reasonable detail the calculation of the amount of such Taxes, which certificate shall be conclusive and binding (absent manifest error), and US Borrower shall promptly pay such amount (including any additional Taxes applicable to the additional sums paid under this SECTION 4.19(a)(i), such that Administrative Agent or such Lender receives an amount equal to the sum it would have received had no such Taxes been payable by Administrative Agent or any Lender with respect to the US Facility) to Administrative Agent for its account or the account of such Lender, as the case may be. However, if Administrative Agent or any Lender, as the case may be, determines that it has received, realized, utilized, and retained a Tax benefit by reason of any deduction or withholding in respect of which US Borrower has made an increased payment or paid a compensating sum under this SECTION 4.19(a), then Administrative Agent or that Lender shall (if Administrative Agent or that Lender has received all amounts which are then due and payable by US Borrower under any of the provisions of this agreement or any other Loan Document) pay to US Borrower such amount, if any, as Administrative Agent or that Lender reasonably determines will leave Administrative Agent or that Lender in no worse position than it would have been in if the deduction or withholding had not been required. Nothing herein contained shall interfere with the right of Administrative Agent or any Lender, as the case may be, to arrange its Tax affairs in whatever manner it thinks fit.

               (ii) To the extent lawful and applicable, each Lender under the US Facility shall execute and deliver to US Borrower and Administrative Agent from time to time two duly completed copies of U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or other appropriate Internal Revenue Service form that entitles it to a complete exemption from U.S. federal withholding Tax on all interest or fee payments in respect of the US Facility under the Loan Documents.

          (b)  UK FACILITY.  All sums payable to Administrative Agent and each
               -----------
     Lender in respect of the UK Facility shall be paid in full without any set-off or counterclaim whatsoever and free and clear of all deductions or withholdings for or on account of any Tax whatsoever save only as may be required by law. If any deduction or withholding for or on account of any Tax is required by law in respect of any payment due to Administrative Agent or any Lender, as the case may be, pursuant to or in connection with the UK Facilities, then UK Borrowers shall jointly and severally:

                                                                Credit Agreement
                                                                ----------------

               (i) ensure or procure that the deduction or withholding is made and that it does not exceed the minimal legal requirement therefor;

              (ii) pay, or procure the payment of, the full amount deducted or withheld to the relevant Taxation authority in accordance with the applicable law;

             (iii) increase the payment in respect of which the deduction or withholding for or on account of Tax is required so that the net amount received and retained (free from any liability in respect of such deduction or withholding) by Administrative Agent or any Lender after the deduction or withholding (and after taking account of any further deduction or withholding which is required to be made as a consequence of the increase) shall be equal to the amount which Administrative Agent or that Lender would have been entitled to receive in the absence of any requirement to make a deduction or withhold; and

              (iv) use reasonable endeavors promptly to deliver or procure the delivery to Administrative Agent or that Lender appropriate receipts evidencing the deductions or withholding which has been made in accordance with this SECTION 4.19(b).

     If Administrative Agent is obliged to make any deduction or withholding from any payment to any Lender (an "AGENCY PAYMENT") which represents an amount or amounts received by the Administrative Agent from either UK Borrower pursuant to the UK Facilities, then UK Borrowers shall jointly and severally pay directly to the relevant Lender such sum (a "COMPENSATING SUM") as will, after taking into account any deduction or withholding which UK Borrowers are obliged to make from the compensating sum, enable that Lender to receive and retain (free from any liability in respect of such deduction or withholding), on the due date for payment of the agency payment, an amount equal to the agency payment which that Lender would have received in the absence of any obligation to make a deduction or withholding.

     However, if Administrative Agent or any Lender, as the case may be, determines that it has received, realized, utilized, and retained a Tax benefit by reason of any deduction or withholding in respect of which a UK Borrower has made an increased payment or paid a compensating sum under this SECTION 4.19(b), then Administrative Agent or that Lender shall (if Administrative Agent or that Lender has received all amounts which are then due and payable by UK Borrowers under any of the provisions of this agreement or any other Loan Document) pay to UK Borrowers such amount, if any, as Administrative Agent or that Lender reasonably determines will leave Administrative Agent or that Lender in no worse position than it would have been in if the deduction or withholding had not been required. Nothing herein contained shall interfere with the right of Administrative Agent or any Lender, as the case may be, to arrange its Tax affairs in whatever manner it thinks fit.

     A Borrower shall only be required to make any payment or increased payment pursuant to this SECTION 4.19(b) where it relates to a payment of interest (other than, for the avoidance of doubt, interest at the Default Rate) to the extent that the obligation to make a deduction or withholding (in respect of which such a payment or increased payment is made) arises as a result of:

               (A) the Lender not being a Bank as that term is defined in
     Section 840A of the Income and Corporation Taxes Act 1988 and at the time the interest was paid the Person beneficially entitled to the interest was within the charge to corporation Tax in the United Kingdom as respects the interest, other than where that Lender has ceased to be a Bank, as so

                                                                Credit Agreement
                                                                ----------------
     defined, or has ceased to be within the charge to corporation Tax in the United Kingdom as a consequence of a Change in Law occurring after the date of this agreement; or

               (B) the Lender not being resident for Tax purposes in any jurisdiction with which the United Kingdom (or any other jurisdiction where any of UK Borrowers are resident for Tax purposes) has, on the date of this agreement, a Double Tax Treaty that allows for payments of interest to be paid to that jurisdiction from the United Kingdom (or such other jurisdictions where either UK Borrowers is resident for Tax purposes) free of any deduction or withholding, other than where such Lender has ceased to so resident as a consequence of a Change in Law occurring after the date of this agreement.

     Each Lender will (at no additional cost to it) make and file all such Tax returns and statements as Administrative Agent or UK Borrowers may reasonably notify and request to be made or filed in connection with or for the purpose of avoiding any such deduction or withholding under this
     SECTION 4.19(b). Nothing herein shall interfere with the right of Administrative Agent or any Lender to arrange its Tax affairs in whatever manner it thinks fit.

          (c)  GROSSING-UP OF INDEMNITY PAYMENTS FOR UK FACILITY.  If
               -------------------------------------------------
     Administrative Agent or any Lender under the UK Facility, as the case may be, makes a payment or suffers a loss in respect of which it is entitled to be indemnified, reimbursed, or otherwise kept harmless pursuant to any provision of this agreement and Administrative Agent or that Lender, as the case may be, considers that:

               (i) the Loss or payment is not or is unlikely to be wholly deductible in computing the profits of Administrative Agent or that Lender for the purposes of Tax whilst the payment to be made by way of indemnity or reimbursement (for the purpose of this SECTION 4.19(c), the "PAYMENT") will or is likely to give rise to a Tax liability for such Administrative Agent or Lender; or

              (ii) the payment is likely to give rise to a Tax liability for Administrative Agent or that Lender in any accounting period of Administrative Agent or that Lender earlier than the accounting period in which the Loss or payment is or is likely to be deductible;

     then, at the time of making the payment UK Borrowers shall jointly and severally pay such an amount (the "ADDITIONAL PAYMENT") as will, after taking into account any Tax liability likely to be suffered or incurred by Administrative Agent or that Lender in respect of the payment or additional payment, leave Administrative Agent or that Lender in the same after-Tax position as it would have been in had the payment not given rise to any such Tax liability and the loss or payment had not been so deductible. However, if:

               (A) at the time of the payment, Administrative Agent or that Lender considers that no additional payment is necessary but subsequently considers that an additional payment is necessary so to indemnify Administrative Agent or that Lender the additional payment shall be paid by UK Borrowers to Administrative Agent or that Lender following a demand by Administrative Agent or that Lender; or

               (B) if it subsequently proves that any payment by UK Borrowers to either Administrative Agent or any Lender, as the case may be, under this
     SECTION 4.19(c) by way of an additional payment or payment by Administrative Agent or any Lender, as the case may be, to UK Borrowers was calculated on an incorrect basis, such adjustment shall be made between

                                                                Credit Agreement
                                                                ----------------

     Administrative Agent or that Lender and UK Borrowers as Administrative Agent or that Lender considers necessary to restore the after-Tax position of Administrative Agent or that Lender to that which it would have been if no adjustment had been necessary.

          (d)  VALUE ADDED TAX.  All payments made by UK Borrowers under this
               ---------------
     agreement are calculated without regard to Value Added Tax. If any payment by either UK Borrower constitutes the whole or any part of the consideration for a taxable or deemed taxable supply (whether that supply is taxable pursuant to the exercise of an option or otherwise) by any of the Lenders, the amount of that payment shall be increased by an amount equal to the amount of Value Added Tax which is chargeable in respect of the taxable supply in question.

SECTION 5 FEES.
--------------

     5.1  TREATMENT OF FEES.  The fees described in this SECTION 5 (a) are not
          -----------------
compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this agreement, (c) are payable in accordance with SECTION 4.1, (d) are non-refundable, (e) to the fullest extent permitted by law, bear interest, if not paid when due, at the Default Rate, and (f) are calculated on the basis of a year of 360 days.

     5.2  INITIAL COMMITMENT FEES.
          -----------------------

               On the Closing Date for the US Facility, US Borrower shall pay to Administrative Agent an initial commitment fee of $192,500 for the ratable account of the Lenders under the US Facility in accordance with their respective Commitment Percentages of it.

               On the Closing Date for the UK Facility, US Borrower shall pay to Administrative Agent an initial commitment fee of $420,000 for the ratable account of the Lenders under the UK Facility in accordance with their respective Commitment Percentages of it.

     5.3  UNUSED COMMITMENT FEES.  The following unused commitment fees are due
          ----------------------
and payable as they accrue on the last day of each March, June, September, and December -- commencing on the first of those dates that follows the date of this agreement -- and on the Termination Date.

               US Borrower shall pay to Administrative Agent unused commitment fees, for the ratable account of the Lenders under the US Facility in accordance with their respective Commitment Percentages of it, each installment of which is calculated for the calendar quarter (or portion of a calendar quarter commencing on the date of this agreement or ending on the Termination Date) preceding and including the date it is due, and is equal to the product of (i) 0.50% of the amount by which the daily average total US-Facility Commitments exceed the daily average US-Facility-Commitment Usage times (ii) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 360 as the denominator.

               UK Borrowers shall jointly and severally pay to Administrative Agent unused commitment fees, for the ratable account of the Lenders under the UK Facility in accordance with their respective Commitment Percentages of it, each installment of which is calculated for the calendar quarter (or portion of a calendar quarter commencing on the Closing Date for the UK Facility or ending on the Termination Date) preceding and including the date it is due, and is equal to the product of (i) 0.50% of the amount by which the daily average total UK-Facility Commitments exceed the sum of the daily average UK-Facility-Commitment Usage times (ii) a

                                                                Credit Agreement
                                                                ----------------
     fraction with the number of days in the applicable quarter or portion of it as the numerator and 360 as the denominator.

     5.4  BG AND LC FEES.
          --------------

          (a) As an inducement for the issuance and extension of each LC under the LC Subfacility and payable on the date of issuance or extension, US Borrower shall pay to the Issuer under the LC Subfacility, (i) a fronting fee equal to an annual percentage of 0.25% of the face amount of the LC for its tenor, for the Issuer's sole account, and (ii) an issuance or extension fee equal to an annual percentage of the face amount of the LC for its tenor, which percentage is the Applicable Margin in effect for Euro-Rate Borrowings on the date of issuance or extension, to be shared with the Lenders under the US Facility ratably in accordance with their respective Commitment Percentages under the US Facility.

          (b) As an inducement for the issuance and extension of each BG and LC under the BG/LC Subfacility and payable on the date of issuance or extension, UK Borrowers shall jointly and severally pay to the Issuer under the BG/LC Subfacility (i) a fronting fee equal to an annual percentage of 0.25% of the face amount of the BG or LC for its tenor, for the Issuer's sole account, and (ii) an issuance or extension fee equal to an annual percentage of the face amount of the BG or LC for its tenor, which percentage is the Applicable Margin in effect for Euro-Rate Borrowings on the date of issuance or extension, to be shared with the Lenders under the UK Facility ratably in accordance with the respective UK-Revolving-Commitment Percentages.

          STRUCTURE/SYNDICATION AND ADMINISTRATIVE FEES.  US Borrower shall pay
          ---------------------------------------------
to Administrative Agent the Structure/Syndication Fee and the Administrative Fees in accordance with the Fees Letter (as it may be amended by the parties to it) dated as of September 24, 1996, between Administrative Agent, Arranger, and US Borrower.

          COLLATERAL FEES.  UK Borrowers shall jointly and severally pay to UK-
          ---------------
Collateral Agent collateral fees in accordance with the separate letter agreement to that effect (as it may be amended by the parties to it) dated the Closing Date for the UK Facility, between UK-Collateral Agent and UK Borrowers.

SECTION 6 SECURITY.
------------------

     6.1  GUARANTIES.  US Borrower shall cause each other present and future
          ----------
Domestic Company to unconditionally guarantee full payment and performance of the US Obligation. US Borrower shall, and shall cause each other present and future Domestic Company to, unconditionally guarantee full payment and performance of the UK Obligation. UK Borrowers shall cause each other present and future Foreign Company to unconditionally guarantee full payment and performance of the UK Obligation.

     6.2  US COLLATERAL. US Borrower shall cause full payment and performance of
          -------------
the US Obligation and the Domestic Companies' guaranties of the UK Obligation to be secured by Lender Liens on all of the following items and types of property (as more particularly described in various other Loan Documents, the "US COLLATERAL"):

          (a) All present and future accounts receivable, contract rights, general intangibles, chattel paper, documents, instruments, money, deposit accounts, inventory, equipment, fixtures, real property, patents, copyrights, service marks, trademarks, tradenames, and license agreements now or in the future owned by each present and future Domestic Company.

                                                                Credit Agreement
                                                                ----------------

          (b) 100% of all present and future capital stock now or in the future issued by each present and future Domestic Company (other than US Borrower) and 65% of all present and future capital stock now or in the future issued by each present and future Foreign Company that is a direct Subsidiary of any Domestic Company.

          (c)  All collateral ever required under SECTION 2.3(G).

          (d) All present and future cash and non-cash proceeds of any of the other US Collateral.

     6.3  UK COLLATERAL.  UK Borrowers shall cause full payment and performance
          -------------
of the UK Obligation to be secured by Lender Liens on all of the following items and types of property (as more particularly described in various other Loan Documents, the "UK COLLATERAL"):

          (a) All present and future accounts receivable, contract rights, general intangibles, chattel paper, documents, instruments, money, deposit accounts, inventory, equipment, fixtures, real property (whether fee or leasehold), patents, copyrights, service marks, trademarks, trade names, and license agreements now or in the future owned by each present and future Foreign Company.

          (b) 100% of all present and future capital stock now or in the future issued by each present and future Foreign Company that is not a direct Subsidiary of any Domestic Company.

          (c)  All collateral ever required under SECTION 3.4(F).

          (d) All present and future cash and non-cash proceeds of any of the other UK Collateral.

     6.4  FURTHER ASSURANCES.  UK Borrowers shall (only in respect of the UK
          ------------------
Facility) and Borrower shall (in respect of US Facility and the UK Facility) -- and shall cause each other appropriate Company to -- perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filings fees and costs as either Agent or Required Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and preserve and protect the Rights of Agents and Lenders under any Loan Document. Without limiting the generality of the foregoing, Borrowers covenant and agree with Agents and Lenders that, promptly upon the request of Administrative Agent or Required Lenders, each Borrower shall (a) cause to be registered with the appropriate Governmental Authorities all present and future copyrights now or in the future owned by any Company and designated by Administrative Agent or Required Lenders, and (b) cause to be modified or clarified any financing statement, whether described on SCHEDULE 8.13(B) or not, that Administrative Agent or Required Lenders deem, in their respective sole discretion, to be overly broad and in conflict with the first priority intended to be created in the US Collateral. The failure of the documentation related to any guarantee or Lender Lien required by this SECTION 6 to be listed on either
SCHEDULE 7.1 or 7.2 is not a waiver by Agents or Lenders of the right to require that documentation to be delivered at any date after the two Closing Dates.

     6.5  RELEASE OF COLLATERAL.
          ---------------------

               Upon US Borrower's written request and at US Borrower's cost and expense, Administrative Agent shall cause the Lender Liens on all US Collateral to be released if (i) no Lender under the US Facility or the UK Facility has any commitment to make advances, issue

                                                                Credit Agreement
                                                                ----------------

     LCs or BGs, or otherwise extend credit under any Loan Document, (ii) the US Obligation and UK Obligation have been fully paid and performed, (iii) all uncancelled and undrawn LCs and BGs have been either fully cash secured or backed by letters of credit acceptable in the sole discretion of the applicable Issuer, and (iv) Administrative Agent does not in good faith believe that there are reasonable grounds for any payment or prepayment under any Loan Document lawfully to be required to be rescinded, restored, or returned for any reason.

          (b   Upon UK Borrowers' written request and at UK Borrowers' joint and several cost and expense, Administrative Agent and UK-Collateral Agent shall cause the Lender Liens on all UK Collateral to be released if (i) no Lender under the UK Facility has any commitment to make advances, issue LCs or BGs, or otherwise extend credit under any Loan Document, (ii) the UK Obligation has been fully paid and performed, (iii) all uncancelled and undrawn LCs and BGs have been either fully cash secured or backed by letters of credit acceptable in the sole discretion of the Issuer under the BG/LC Subfacility, and (iv) neither Administrative Agent nor UK-Collateral Agent in good faith believes that there are reasonable grounds for any payment or prepayment of any of the UK Obligation lawfully to be required to be rescinded, restored, or returned for any reason.

SECTION 7 CONDITIONS PRECEDENT.
------------------------------

     7.1  CONDITIONS PRECEDENT FOR US FACILITY.  No Lender under the US Facility
          ------------------------------------
is obligated to fund the initial Borrowing under it or issue any LC unless (a) Administrative Agent has received all of the items described on SCHEDULE 7.1 (other than each item, if any, specifically noted on that schedule as being required to be delivered by a date later than the applicable Closing Date) and
(b) the conditions precedent under SECTION 7.2 have been fully satisfied or waived in writing by Lenders.

     7.2  CONDITIONS PRECEDENT FOR UK FACILITY.  No Lender under the UK Facility
          ------------------------------------
is obligated to fund the initial Borrowing under it or issue any LC or BG unless
(a) Administrative Agent or UK-Collateral Agent has received all of the items to be received by it as described on SCHEDULE 7.2 (other than each item, if any, specifically noted on that schedule as being required to be delivered by a date later than the applicable Closing Date), (b) the conditions precedent in SECTION
7.1 have been fully satisfied or waived in writing by Lenders, (c) the Electrotech Acquisition has been consummated, and (d) Lloyds Bank Plc shall have agreed to extend the approximate (Pounds)800,000 term loan to UK Borrowers on terms and intercreditor arrangements reasonably acceptable to Administrative Agent and secured only by Liens on UK Borrowers' Thornbury Laboratories facilities and other assets acceptable to Lenders.

     7.3  OTHER CONDITIONS PRECEDENT.  No Lender is obligated to fund (as
          --------------------------
opposed to continue or convert) any Borrowing or issue any LC or BG unless on the applicable Borrowing Date or issue date (and after giving effect to the requested Borrowing, LC, or BG), as the case may be (a) Administrative Agent (and the appropriate Issuer, if applicable) timely receives a Borrowing Request, a LC Request and related LC Agreement, or a BG/LC Request and related LC Agreement, as the case may be, (b) the Issuer receives any applicable fees then due and payable under SECTION 5.4, (c) all of the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by this agreement),
(d) no Material-Adverse Event, Event of Default, or Potential Default exists,
(e) none of the matters disclosed in any supplements to SCHEDULE 8.9, 8.11, 8.12 or 8.20 have been objected to by Administrative Agent or Lenders, (f) no Borrowing-Base Deficiency will exist after giving effect to the Borrowing or LC or BG issuance, and (g) if requested by Administrative Agent or Lenders, Borrowers have delivered to Administrative Agent evidence substantiating satisfaction of any other conditions precedent under the Loan Documents to that Borrowing, LC, or BG, as the case may be.

                                                                Credit Agreement
                                                                ----------------

     7.4  CONDITIONS MATERIAL.  Each condition precedent in this agreement is
          -------------------
material to the transactions contemplated by this agreement, and time is of the essence with respect to each condition precedent.

SECTION 8 REPRESENTATIONS AND WARRANTIES.  US Borrower represents and warrants
----------------------------------------
the following to Agents and Lenders as to US Borrower and all other Companies, and UK Borrowers jointly and severally represent and warrant the following to Agents and Lenders only as to UK Borrowers and all other Foreign Companies:

     8.1  PURPOSE AND REGULATION U.  Borrowers will use LCs and BGs for general
          ------------------------
corporate purposes and the proceeds of their respective Borrowings solely for their respective working capital and general corporate purposes. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any LC draft or drawing or Borrowing will be used, directly or indirectly, for a purpose that violates any Governmental Requirement, including, without limitation, Regulation U.

     8.2  CORPORATE EXISTENCE, GOOD STANDING, AND AUTHORITY.  Each Company is
          -------------------------------------------------
duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation. Except where not a Material-Adverse Event, each Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (each of which jurisdictions is identified on SCHEDULE 8.3, as supplemented from time to time, subject to SECTION 7.3(E), by a supplement to that schedule that is dated, executed, and delivered by US Borrower to Administrative Agent to reflect changes in that schedule as a result of transactions permitted by the Loan Documents). Each Company possesses all requisite authority and power to conduct its business as is now being conducted and as proposed under the Loan Documents to be conducted and to own and operate its assets as now owned and operated and as proposed to be owned and operated under the Loan Documents.

     8.3  SUBSIDIARIES AND NAMES.  The Electrotech Acquisition has been
          ----------------------
completed in substantial accordance with the Electrotech Agreement without (unless otherwise agreed to by Administrative Agent with the approval of Lenders) waiver by any party to that agreement of any material condition precedent to its performance under that agreement. SCHEDULE 8.3 (as supplemented from time to time by a supplement to that schedule that is dated, executed, and delivered by US Borrower to Administrative Agent to reflect changes in that schedule as a result of transactions permitted by the Loan Documents), after giving effect to the Electrotech Acquisition, describes (a) all of the Companies, (b) every name or trade name used by each Company during the five-year period before the date of this agreement, and (c) every change of each Company's name during the four-month period before the date of this agreement. All of the outstanding shares of capital stock (or similar voting interests) of any Borrower's respective Subsidiaries are duly authorized, validly issued, fully paid, and nonassessable, owned of record and beneficially as described in SCHEDULE 8.3, free and clear of any Liens except Permitted Liens, and not subject to any warrant, option, or other acquisition Right of any Person or subject to any transfer restriction except restrictions imposed by the Loan Documents and by securities and general corporate laws.

     8.4  AUTHORIZATION AND CONTRAVENTION.  The execution and delivery by each
          -------------------------------
Company of each Loan Document to which it is a party and the performance by it of its obligations under those Loan Documents (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) require no action by or filing with any Governmental Authority (except any action or filing that has been taken or made on or before the applicable Closing
Date), (d) do not violate any provision of its

                                                                Credit Agreement
                                                                ----------------
charter or bylaws, and (e) do not violate any provision of law applicable to it or any material agreement to which it is a party except violations that individually or collectively are not a Material-Adverse Event.

     8.5  BINDING EFFECT.  Upon execution and delivery by all parties to it,
          --------------
each Loan Document will constitute a legal and binding obligation of each Company party to it, enforceable against that Company in accordance with that Loan Document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity.

     8.6  FINANCIALS AND EXISTING DEBT.  The Current Financials were prepared in
          ----------------------------
accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition, results of operations, and cash flows as of, and for the portion of the fiscal year ending on their dates (subject only to normal year-end adjustments for interim statements). Except for transactions directly related to, specifically contemplated by, or expressly permitted by the Loan Documents or as disclosed in the reports filed by US Borrower with the SEC pursuant to the 1934 Act and delivered to Administrative Agent and Lenders after the date of the Current Financials, no material adverse changes have occurred in the Companies' consolidated financial condition from that shown in the Current Financials.

     8.7  PROJECTIONS.  Although Borrowers cannot assure Agents or Lenders that
          -----------
the Projections will be achieved, the Projections were prepared by Borrowers in good faith based upon the assumptions contained in the Projections, which they believe were reasonable and consistent with each other and with all material facts then known to Borrowers.

     8.8  SOLVENCY.  On each Borrowing Date and the date any LC or BG is issued,
          --------
each Company is (and after giving effect to the requested Borrowing, LC, or BG will be) Solvent.

     8.9  LITIGATION.  Except as disclosed on SCHEDULES 8.9, 8.13(B), or 8.20 --
          ----------
as supplemented from time to time, subject to SECTION 7.3(E), by a supplement to either of those schedules that is dated, executed, and delivered by US Borrower to Administrative Agent to reflect changes in that schedule -- and matters covered (subject to reasonable and customary deductible and retention) by adequate insurance (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to any Company and, if so adversely determined, would be a Material-Adverse Event, and (b) no outstanding and unpaid judgments against any Company exist that would be a Material-Adverse Event.

     8.10 TAXES.  Except where not a Material-Adverse Event (a) all Tax returns
          -----
of each Company required to be filed have been filed (or extensions have been granted) before delinquency, and (b) all Taxes imposed upon each Company that are due and payable have been paid before delinquency except as being contested as permitted by SECTION 9.5.

     8.11 ENVIRONMENTAL MATTERS.  Except as disclosed on SCHEDULE 8.11 -- as
          ---------------------
supplemented from time to time, subject to SECTION 7.3(E), by a supplement to that schedule that is dated, executed, and delivered by US Borrower to Administrative Agent to reflect changes in that schedule -- (a) no Company has received notice from any Governmental Authority that it has actual or potential Environmental Liability and no Company has knowledge that it has any Environmental Liability, which actual or potential Environmental Liability in either case constitutes a Material-Adverse Event, and (b) no Company has received notice from any Governmental Authority that any Real Property is affected by, and no Company has knowledge that any Real Property is affected by, any Release of any Hazardous Substance which constitutes a Material-Adverse Event.

                                                                Credit Agreement
                                                                ----------------

     8.12 EMPLOYEE PLANS.  Except as disclosed on SCHEDULE 8.12 or where not a
          --------------
Material-Adverse Event (a) no Employee Plan subject to ERISA has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 512 of the IRC), (b) neither any Company nor any ERISA Affiliate has incurred liability -- except for liabilities for premiums that have been paid or that are not past due -- under ERISA to the PBGC in connection with any Employee Plan,
(c) neither Any Company nor any ERISA Affiliate have withdrawn in whole or in part from participation in a Multiemployer Plan in a manner that has given rise to a withdrawal liability under Title IV of ERISA, (d) neither Any Company nor any ERISA Affiliate have engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC), (e) no "reportable event" (as defined in Section 4043 of ERISA) has occurred excluding events for which the notice requirement is waived under applicable PBGC regulations, (f) neither any Company nor any ERISA Affiliate has any liability, or are subject to any Lien, under ERISA or the IRC to or on account of any Employee Plan, (g) each Employee Plan subject to ERISA and the IRC complies in all material respects, both in form and operation, with ERISA and the IRC, and (h) no Multiemployer Plan subject to the IRC is in reorganization within the meaning of Section 418 of the IRC. None of the matters disclosed on SCHEDULE 8.12 give rise to any other "reportable events," as defined above.

     8.13 PROPERTIES; LIENS.  Each Company has good and marketable title to all
          -----------------
its property reflected on the Current Financials as being owned by it except for property that is obsolete or that has been disposed of in the ordinary course of business between the date of the Current Financials and the date of this agreement or, after the date of this agreement, as permitted by SECTIONS 11.1 or
12.1 and otherwise as disclosed on SCHEDULE 8.13(C).  Except as described on
SCHEDULE 8.13(A) no Company owns any Real Property. No Lien exists on any property of any Company (a) on the date of this agreement except the existing Liens described on SCHEDULE 8.13(B) and (b) at anytime after the date of this agreement except Permitted Liens. Except as otherwise disclosed on SCHEDULE 8.13(B), no Company is party or subject to any agreement, instrument, or order which in any way restricts its ability to allow Liens to exist upon any of its assets except the Loan Documents.

     8.14 GOVERNMENT REGULATIONS.  No Company is subject to regulation under the
          ----------------------
Investment Company Act of 1940 or the Public Utility Holding Company Act of
1935.

     8.15 TRANSACTIONS WITH AFFILIATES.  Except as otherwise disclosed on
          ----------------------------
SCHEDULE 8.15 or permitted by SECTION 10.8, no Company is a party to a material transaction with any of its Affiliates.

     8.16 DEBT.  No Company has any Debt (a) on the date of this agreement,
          ----
except the existing Debt described on SCHEDULE 8.16, and (b) at anytime after the date of this agreement, except Permitted Debt. Unless otherwise provided in this agreement, UK Borrowers are entitled to cancel all commitments to extend credit under, and to prepay all indebtedness under, the loan facilities provided by Lloyds Bank Plc to UK Borrowers as described on SCHEDULE 8.16. The US Obligation and US Borrower's guarantee of the UK Obligation both constitute "Designated Senior Debt," as defined in the Subordinated-Note Indenture. The Subordinated-Note Proceeds as of the date of this agreement total $89,682,032.

     8.17 LEASES.  Except as otherwise disclosed in SCHEDULE 8.13(B), and except
          ------
where not a Material-Adverse Event (a) each Company enjoys peaceful and undisturbed possession under all leases necessary for the operation of its properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of those properties and assets, and (b) all material leases under which any Company is a lessee are in full force and effect. All leases of Real Property under which any Company is a lessee and where any of its inventory, equipment, or fixtures is located are described on Schedule 8.17.

                                                                Credit Agreement
                                                                ----------------

     8.18 INSURANCE.  Except as otherwise disclosed on SCHEDULE 8.18, each
          ---------
Company maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     8.19 LABOR MATTERS.  Except where not a Material-Adverse Event (a) no
          -------------
actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages, or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at the Real Property exist, (b) hours worked by and payment made to the employees of any Company or any Predecessor have not been in violation of the Fair Labor Standards Act or any other applicable Governmental Requirements pertaining to labor matters, (c) all payments due from any Company for employee health and welfare insurance, including, without limitation, workers compensation insurance, have been paid or accrued as a liability on its books,
(d) the business activities and operations of each Company are in compliance with OSHA and other applicable health and safety laws.

     8.20 INTELLECTUAL PROPERTY.  Except as disclosed on SCHEDULE 8.20 (none of
          ---------------------
which matters constitute a Material-Adverse Event) (a) each Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement, (b) each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, and (c) no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Company exists.

     8.21 FULL DISCLOSURE.  With respect to information regarding each
          ---------------
respective Borrower contained in the Proxy Statement, the Offering Memorandum, and US Borrower's reports filed with the SEC pursuant to the 1934 Act, such Borrower represents and warrants that such documents do not contain any untrue statements of material fact and do not omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. All information previously furnished in writing to Administrative Agent by or at the direction of the respective Borrower in connection with the Loan Documents was -- and all information furnished in writing to Administrative Agent in the future by or at the direction of that Borrower will be -- true and accurate in all material respects or (if a projection) based on reasonable estimates on the date the information is stated or certified.

SECTION 9 AFFIRMATIVE COVENANTS.  For so long as any Lender is committed to lend
-------------------------------
or issue LCs or BGs under this agreement and until the US Obligation and the UK Obligation have been fully paid and performed, UK Borrowers (jointly and severally and only in respect of UK Borrowers and all other Foreign Companies) and US Borrower (in respect of US Borrower and all other Companies) covenant and agree with Agents and Lenders that, without first obtaining Required Lenders' consent to the contrary:

     9.1  CERTAIN ITEMS FURNISHED.  US Borrower shall cause the following to be
          -----------------------
furnished to Administrative Agent:

          (a)  ANNUAL FINANCIALS.  Promptly after preparation but no later than
               -----------------
     90 days after the last day of each fiscal year of the Companies, Financials showing the Companies' consolidated

                                                                Credit Agreement
                                                                ----------------
     and consolidating financial condition and results of operations as of, and for the year ended on, that last day, accompanied by (i) the opinion, without material qualification of Ernst & Young or other firm of nationally-recognized independent certified public accountants reasonably acceptable to Required Lenders, based on an audit using generally accepted auditing standards, that the consolidated portion of those Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition and results of operations, (ii) a Compliance Certificate, (iii) a summary form, reasonably acceptable to Administrative Agent, of the Companies' accounts-receivable aging, and (iv) a report of revenues, gross margins, and operating profits of the Companies for the prior fiscal quarter on a business-segment basis.

          (b)  QUARTERLY FINANCIALS.  Promptly after preparation but no later
               --------------------
     than 45 days after the last day of each of the first three fiscal quarters of the Companies each year, Financials showing the Companies' consolidated and consolidating financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, accompanied by (i) a Compliance Certificate, (ii) a summary form, reasonably acceptable to Administrative Agent, of the Companies' accounts-receivable aging, and
     (iii) a report of revenues, gross margins, and operating profits of the Companies for the prior fiscal quarter on a business-segment basis.

          (c)  BORROWING-BASE REPORTS.  Borrowing-Base Reports for the US
               ----------------------
     Facility and for the UK Facility (i) as required on SCHEDULE 7.1 and 7.2 and (ii) otherwise, promptly after preparation but no later than 30 days after the last day of each calendar month.

          (d)  FINANCIAL PROJECTIONS.  No later than 120 days after the last day
               ---------------------
     of each fiscal year of the Companies, financial projections of the Companies for the next-succeeding-two-year period following that last day, in the form reasonably satisfactory to Administrative Agent, setting forth management's projections for each fiscal quarter of the next-succeeding-fiscal year and on a yearly basis thereafter.

          (e)  OTHER REPORTS.  Promptly after preparation and distribution,
               -------------
     accurate and complete copies of all reports and other material communications about material financial matters or material corporate plans or projections by or for any Company for distribution to any Governmental Authority or any creditor including, without limitation, each Form 10-K, 10-Q, and S-8 filed with the SEC.

          (f)  EMPLOYEE PLANS.  As soon as possible and within 30 days after any
               --------------
     Company knows that any event which would constitute a reportable event under Section 4043(b) of Title IV of ERISA with respect to any Employee Plan subject to ERISA has occurred, or that the PBGC has instituted or will institute proceedings under ERISA to terminate that plan, deliver a certificate of a Responsible Officer of US Borrower setting forth details as to that reportable event and the action which that Company or an ERISA Affiliate, as the case may be, proposes to take with respect to it, together with a copy of any notice of that reportable event which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute those proceedings or any notice to the PBGC that the plan is to be terminated, as the case may be. For all purposes of this section, each Company is deemed to have all knowledge of all facts attributable to the plan administrator under ERISA.

          (g)  OTHER NOTICES.  Notice (promptly after any Company knows) of (i)
               -------------
     the existence and status of any Litigation that is reasonably likely to be adversely determined and, if determined

                                                                Credit Agreement
                                                                ----------------
     adversely to any Company, would be a Material-Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document, (iii) an Event of Default or Potential Default, specifying the nature thereof and what action the Companies have taken, are taking, or propose to take.

          (h)  OUTSTANDING CONDITIONS.  By the deadline noted for it on SCHEDULE
               ----------------------
     7.1 or SCHEDULE 7.2, as the case may be, each item, if any, beside which is noted a deadline for delivery to Agents later than the applicable Closing Date.

          (i)  OTHER INFORMATION.  Promptly upon the reasonable request of
               -----------------
     either Agent or any Lender, such information (not otherwise required to be furnished under this agreement) about any Company's business affairs, assets, and liabilities.

     9.2  USE OF CREDIT.  Borrowers shall use BGs, LCs, and the proceeds of
          -------------
Borrowings only for the purposes represented in this agreement and not for any other purpose, and, in particular, shall not use (a) any Borrowings under the UK Facility for any fees, costs, or expenses related to the Electrotech Acquisition or otherwise in violation of any provision of the United Kingdom Companies Act of 1985, and (b) any Borrowings for any redemption of any Subordinated Notes or any "Designated Event Payment" under the Subordinated-Note Indenture.

     9.3  BOOKS AND RECORDS.  Each Company shall maintain books, records, and
          -----------------
accounts necessary to prepare Financials in accordance with GAAP.

     9.4  INSPECTIONS.  Upon reasonable request, each Company shall allow either
          -----------
Agent or any Lender (or their respective Representatives) to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its other creditors, directors, officers, employees, or representatives from time to time, during reasonable business hours.

     9.5  TAXES.  Each Company shall promptly pay when due any and all Taxes
          -----
except Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien sufficient to be enforced has been and continues to be stayed.

     9.6  PAYMENT OF OBLIGATIONS.  Each Company shall promptly pay (or renew and
          ----------------------
extend) all of its material obligations as they become due (unless the obligations are being properly contested in good faith).

     9.7  EXPENSES.  Within five Business Days after demand accompanied by an
          --------
invoice describing the costs, fees, and expenses in reasonable detail, Borrowers shall, subject to the last sentence in this section, pay (a) all costs, fees, and expenses paid or incurred by either Agent incident to any Loan Document (including, without limitation, the reasonable fees and expenses of either Agent's counsel in connection with the negotiation, preparation, delivery, and execution of the Loan Documents and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses incurred by either Agent or any Lender in connection with the enforcement of the obligations of any Company under the Loan Documents or the exercise of any Rights under the Loan Documents, all of which are part of both the US Obligation and the UK Obligation, bearing interest, (if not paid within five Business Days after demand accompanied by an invoice describing the costs, fees, and expenses in reasonable detail) at the Default Rate until paid. UK Borrowers' obligations under this section are joint and several in respect of each

                                                                Credit Agreement
                                                                ----------------
other but do not apply to costs, fees, expenses, and interest described in this section as they relate to the US Facility, US Obligation, US Collateral, or direct obligations of any Domestic Company.

     9.8  MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS.  Each Company shall
          ----------------------------------------------
(a) except in connection with dispositions permitted under SECTIONS 11.1 or 12.1 and mergers, consolidations, and dissolutions permitted under SECTIONS 11.3 or 12.3, maintain its corporate existence and good standing in its jurisdiction of incorporation, and (b) except where not a Material-Adverse Event (i) maintain its authority to transact business and good standing in all other states, (ii) maintain all licenses, permits, and franchises (including, without limitation, Environmental Permits) necessary for its business, and (iii) keep all of its material assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

     9.9  INSURANCE.  Each Company shall, at its cost and expense, maintain with
          ---------
financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     9.10 ENVIRONMENTAL MATTERS.  Each Company shall (a) operate and manage its
          ---------------------
businesses and otherwise conduct its affairs in compliance with all Environmental Laws and Environmental Permits except to the extent noncompliance does not constitute a Material-Adverse Event, (b) promptly deliver to Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company is not in compliance with any Environmental Law or Environmental Permit if the allegation (if determined adversely) would constitute a Material-Adverse Event, and (c) promptly deliver to Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company has any potential Environmental Liability if the allegation (if determined adversely) would constitute a Material-Adverse Event.

     9.11 SUBSIDIARIES.  Borrowers shall cause each of their respective present
          ------------
and future Subsidiaries (whether as a result of acquisition, creation, or otherwise) to promptly and fully comply with the applicable provisions of
SECTION 6 and its capital stock or other equity securities to become subject to Lender Liens as required by SECTION 6.

     9.12 INDEMNIFICATION.
          ---------------

          (a)  AS USED IN THIS SECTION: (I) "INDEMNITOR" MEANS (SUBJECT TO
                                             ----------
     CLAUSE (C) BELOW) BORROWERS; (II) "INDEMNITEE" MEANS EACH AGENT, EACH
     ----------                         ----------
     LENDER, EACH PRESENT AND FUTURE AFFILIATE OF EITHER AGENT OR ANY LENDER, EACH PRESENT AND FUTURE REPRESENTATIVE OF EITHER AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES, AND EACH PRESENT AND FUTURE SUCCESSOR AND ASSIGN OF EITHER AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES OR REPRESENTATIVES; AND (III) "INDEMNIFIED LIABILITIES" MEANS ALL PRESENT AND FUTURE, KNOWN AND
                -----------------------
     UNKNOWN, FIXED AND CONTINGENT, ADMINISTRATIVE, INVESTIGATIVE, JUDICIAL, AND OTHER CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, INVESTIGATIONS, SUITS, PROCEEDINGS, AMOUNTS PAID IN SETTLEMENT, DAMAGES, JUDGMENTS, PENALTIES, COURT COSTS, LIABILITIES, AND OBLIGATIONS -- AND ALL PRESENT AND FUTURE COSTS, EXPENSES, AND DISBURSEMENTS (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND EXPENSES WHETHER OR NOT SUIT OR OTHER PROCEEDING EXISTS OR ANY INDEMNITEE IS PARTY TO ANY SUIT OR OTHER PROCEEDING) IN ANY WAY RELATED TO ANY OF THE FOREGOING -- THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY INDEMNITEE AND IN ANY WAY RELATING TO OR ARISING OUT OF ANY (A) LOAN

                                                                Credit Agreement
                                                                ----------------

     DOCUMENT, TRANSACTION CONTEMPLATED BY ANY LOAN DOCUMENT, COLLATERAL UNDER ANY LOAN DOCUMENT, OR REAL PROPERTY, (B) ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, PREDECESSOR, COLLATERAL UNDER ANY LOAN DOCUMENT, REAL PROPERTY, OR ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY LOAN DOCUMENT, OR (C) INDEMNITEE'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE.

          (b) EACH INDEMNITOR SHALL INDEMNIFY EACH INDEMNITEE FROM AND AGAINST, PROTECT AND DEFEND EACH INDEMNITEE FROM AND AGAINST, HOLD EACH INDEMNITEE HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE EACH INDEMNITEE FOR, ALL INDEMNIFIED LIABILITIES.

          (c) UK BORROWERS' OBLIGATIONS AS INDEMNITORS UNDER THIS SECTION ARE JOINT AND SEVERAL IN RESPECT OF EACH OTHER BUT DO NOT APPLY TO ANY INDEMNIFIED LIABILITIES DESCRIBED IN THIS SECTION AS THEY RELATE TO THE US FACILITY, US OBLIGATION, US COLLATERAL, OR DIRECT OBLIGATIONS OF ANY DOMESTIC COMPANY.

          (d) THE FOREGOING PROVISIONS (i) ARE NOT LIMITED IN AMOUNT EVEN IF THAT AMOUNT EXCEEDS THE US OBLIGATION AND THE UK OBLIGATION, (ii) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER COSTS AND EXPENSES OF LITIGATION OR PREPARING FOR LITIGATION AND DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES ARISING UNDER ANY STATUTORY OR COMMON LAW, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND
     (iii) ARE NOT AFFECTED BY THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (iv) ARE NOT AFFECTED BY ANY INDEMNITEE'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

          (e) HOWEVER, NO INDEMNITEE IS ENTITLED TO BE INDEMNIFIED UNDER THE LOAN DOCUMENTS FOR ITS OWN FRAUD, GROSS NEGLIGENCE, OR WILFUL MISCONDUCT.

          (f) THE PROVISIONS OF AND INDEMNIFICATION AND OTHER UNDERTAKINGS UNDER THIS SECTION SURVIVE THE FORECLOSURE OF ANY LENDER LIEN OR ANY TRANSFER IN LIEU OF THAT FORECLOSURE, THE SALE OR OTHER TRANSFER OF ANY COLLATERAL UNDER ANY LOAN DOCUMENT OR REAL PROPERTY TO ANY PERSON, THE SATISFACTION OF THE US OBLIGATION AND THE UK OBLIGATION, THE TERMINATION OF THE LOAN DOCUMENTS, AND THE RELEASE OF ANY OR ALL LENDER LIENS.

SECTION 10 NEGATIVE COVENANTS FOR COMPANIES.  For so long as any Lender is
-------------------------------------------
committed to lend or issue LCs or BGs under this agreement and until the US Obligation and the UK Obligation have been fully paid and performed, UK Borrowers (jointly and severally and only in respect of UK Borrowers and all other Foreign Companies) and US Borrower (in respect of US Borrower and all other Companies) covenant and agree with Agents and Lenders that, without first obtaining Required Lenders' consent to the contrary, the Companies designated in the following sections of this SECTION 10 may not directly or indirectly do any of the following or commit (other than a commitment that is not binding on it until any prior written consent of Agents or Lenders required under the Loan Documents is first obtained) to do any of the following:

                                                                Credit Agreement
                                                                ----------------

     10.1 PAYROLL TAXES.  No Company may use any proceeds of any Borrowing to
          -------------
pay the wages of employees unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

     10.2 DEBT.  No Company may have any Debt except the following ("PERMITTED
          ----
DEBT"):

          (a) The existing Debt that is described on SCHEDULE 8.16 (to the extent that such schedule does not indicate that it is to be paid as a condition precedent to extensions of credit under this agreement) and all renewals, extensions, amendments, modifications, and refinancings of (but not any principal increases after the date of this agreement to) any of that Debt.

          (b) The US Obligation and the UK Obligation and any guaranties of them delivered under this agreement.

          (c)  Subordinated Debt.

          (d) Debt of any Company to another Company, the creation of which constitutes a Permitted Investment.

          (e) Debt and Capital Lease obligations incurred by any Company to acquire, construct, or improve assets that never exceed the Dollar Equivalent of $3,000,000 total-principal amount outstanding for all of the Companies (inclusive of and not in addition to the outstanding commitment by Silicon Valley Bank, if any, described on SCHEDULE 8.16) together with renewals, extensions, amendments, modifications, and refinancings of that Debt and those obligations subject to the foregoing limitations of this CLAUSE (E).

          (f) Hedging Agreements; trade payables, accrued taxes, and other liabilities that do not constitute Funded Debt; and endorsements of negotiable instruments in the ordinary course of business.

          (g) Other Debt that is not Funded Debt and that does not collectively ever exceed a principal amount equal to the Dollar Equivalent of $1,000,000 for all of the Companies.

     10.3 PREPAYMENTS.  No Company may prepay or cause to be prepaid any
          -----------
principal of, or any interest on, any of its Funded Debt (including, without limitation, any optional redemption of any Subordinated Note or any "Designated Event Payment" under the Subordinated-Note Indenture) except (a) the US Obligation or the UK Obligation, (b) any of its other Senior Debt if no Event of Default or Potential Default exists, (c) conversions of Subordinated Debt to equity of US Borrower that is not mandatorily redeemable, (d) exchanges of Subordinated Debt for Subordinated Debt, and (e) prepayment of Subordinated Debt with the proceeds of the issuance of additional Subordinated Debt or common stock issued by US Borrower.

     10.4 SUBORDINATED DEBT.  No Company may amend or modify the terms of any
          -----------------
Subordinated Debt to any extent that (a) any of the applicable subordination, payment blockage, or standstill provisions are less favorable to Lenders than exists for the Subordinated Notes on the date of this agreement, (b) the applicable representations, covenants, events of default, and other provisions are significantly more onerous to the obligor than exists for the Subordinated Debt on the date of this agreement, or (c) scheduled or mandatory principal or sinking fund payment obligations before December 31, 1999, are made applicable to any Subordinated Debt.

                                                                Credit Agreement
                                                                ----------------

    10.5  CAPITAL EXPENDITURES.  No Company may make expenditures for the
          --------------------
acquisition, construction, improvement, or replacement of land, buildings, equipment, or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance) except such expenditures that do not, for all the Companies during any fiscal year of the Companies, exceed the applicable limitations in the following table, with each reference to revenue being the revenue of the Companies during the corresponding fiscal year:

==========================================================
 FISCAL YEAR                     PERMITTED
==========================================================
     1996        Lesser of 13.5% of revenue or $17,000,000
----------------------------------------------------------
     1997        Lesser of 12.0% of revenue or $20,000,000
----------------------------------------------------------
     1998        Lesser of 10.0% of revenue or $21,000,000
----------------------------------------------------------
     1999        Lesser of 10.0% of revenue or $22,000,000
==========================================================

For purposes of the foregoing, the calculation of revenue for any period before the date of this agreement shall be made on the basis of the combined Financials, before the date of this agreement, of US Borrower and of UK Borrowers and their Subsidiaries to the extent acquired by US Borrower in the Electrotech Acquisition.

    10.6  INVESTMENTS.  No Company may make any Investments except Permitted
          -----------
Investments.

    10.7  EMPLOYEE PLANS.  Except as disclosed on SCHEDULE 7.12 or where not a
          --------------
Material-Adverse Event, no Company may permit any of the events or circumstances described in SECTION 7.12 to exist or occur.

    10.8  TRANSACTIONS WITH AFFILIATES.  No Company may enter into any material
          ----------------------------
transaction with any of its Affiliates except (a) those described on SCHEDULE 7.15, and (b) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

    10.9  COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS AND DOCUMENTS.  No Company
          -------------------------------------------------------
may (a) violate the provisions of any Governmental Requirements (including, without limitation, OSHA and Environmental Laws) applicable to it or of any material agreement to which it is a party if that violation alone, or when aggregated with all other violations, would be a Material-Adverse Event, (b) violate in any material respect any provision of its Organizational Documents, or (c) repeal, replace, or amend any provision of its Organizational Documents if that action would be a Material-Adverse Event.

    10.10 DISTRIBUTIONS.  No Company may declare, make, or pay any Distribution
          -------------
except (i) Distributions paid in the form of additional equity that is not mandatorily redeemable, (ii) Distributions by any Company to US Borrower, (iii) Distributions by any Domestic Company (other than US Borrower) to any other Domestic Company, to the extent that such Domestic Company is in compliance with SECTIONS 6 and 9.11, (iv) Distributions by any Foreign Company to its parent company to the extent that such parent company is in compliance with SECTIONS 6 and 9.11, (v) payment of expenses to directors, officers, and employees the Companies in the ordinary course of business, and (vi) loans and advances to directors, officers, and employees of the Companies to the extent that they constitute Permitted Investments.

    10.11 ASSIGNMENT.  No Company may assign or transfer any of its Rights,
          ----------
duties, or obligations under any of the Loan Documents.

                                                                Credit Agreement
                                                                ----------------

    10.12 FISCAL YEAR AND ACCOUNTING METHODS.  No Company may change its fiscal
          ----------------------------------
year for accounting purposes or any material aspect of its method of accounting except to conform any new Subsidiary's accounting methods to US Borrower's accounting methods.

    10.13 NEW BUSINESSES.  No Company may engage in any business except the
          --------------
businesses in which it is presently engaged and any other reasonably related business.

    10.14 GOVERNMENT REGULATIONS.  No Company may conduct its business in a way
          ----------------------
that it becomes regulated under the Investment Company Act of 1940 or the Public Utility Holding Company Act of 1935.

    10.15 STRICT COMPLIANCE.  No Company may indirectly do anything that it may
          -----------------
not directly do under any covenant in any Loan Document.

SECTION 11 NEGATIVE COVENANTS FOR DOMESTIC COMPANIES.  For so long as any Lender
---------------------------------------------------
is committed to lend or issue LCs or BGs under this agreement and until the US Obligation and UK Obligation have been fully paid and performed, US Borrower covenants and agrees with Agents and Lenders that, without first obtaining Required Lenders' consent to the contrary, the Companies designated in the following sections of this SECTION 11 may not directly or indirectly do any of the following or commit (other than a commitment that is not binding on it until any prior written consent of Agents or Lenders required under the Loan Documents is first obtained) to do any of the following:

     11.1 DISPOSITION OF ASSETS.  No Domestic Company may sell, assign, lease,
          ---------------------
transfer, or otherwise dispose of any of its assets (including, without limitation, equity interests in any other Company) except (a) sales and dispositions in the ordinary course of business for a fair and adequate consideration (and Required Lenders' consent in connection with proposed licensing arrangements not in the ordinary course of business shall not be unreasonably withheld or delayed), (b) sales of assets which are obsolete or are no longer in use and which are not significant to the continuation of its respective business, (c) dispositions of assets where substantially similar assets have been or are being acquired, and (d) sales of assets by any Domestic Company (other than US Borrower) to another Domestic Company to the extent that the latter Domestic Company is in compliance with SECTIONS 6 and 9.11.

     11.2 LIENS.  No Domestic Company may (a) create, incur, or suffer or permit
          -----
to be created or incurred or to exist any Lien upon any of its assets except Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits it or any of its Subsidiaries from creating or incurring any Lien on any of their respective assets except (i) the Loan Documents, (ii) any lease that places a Lien prohibition on only the property subject to that lease, and (iii) arrangements and agreements that apply only to property subject to Permitted Liens.

     11.3 MERGERS, CONSOLIDATIONS, AND DISSOLUTIONS.  Except as otherwise
          -----------------------------------------
provided in the first sentence of SECTION 9.8, no Domestic Company may merge or consolidate with any other Person or dissolve except, if no Event of Default or Potential Default exists or will exist as a result of it (a) any merger or consolidation between Domestic Companies so long as US Borrower is the survivor if it is involved and (b) dissolution of any Domestic Subsidiary of US Borrower if substantially all of its assets have been conveyed to any other Domestic Company to the extent that such Domestic Company is in compliance with SECTIONS 6 and 9.11.

SECTION 12 NEGATIVE COVENANTS FOR FOREIGN COMPANIES.  For so long as any Lender
---------------------------------------------------
is committed to lend or issue LCs or BGs under the UK Facility and until the UK Obligation has been fully paid and performed, UK Borrowers jointly and severally covenant and agree with Agents and

                                                                Credit Agreement
                                                                ----------------

Lenders that, without first obtaining Required Lenders' consent to the contrary the Companies designated in the following sections of this SECTION 12 may not directly or indirectly do any of the following or commit (other than a commitment that is not binding on it until any prior written consent of Agents or Lenders required under the Loan Documents is first obtained) to do any of the following:

     12.1 DISPOSITION OF ASSETS.  No Foreign Company may sell, assign, lease,
          ---------------------
transfer, or otherwise dispose of any of its assets (including, without limitation, equity interests in any other Company) except (a) sales and dispositions of inventory in the ordinary course of business for a fair and adequate consideration (and Required Lenders' consent in connection with proposed licensing arrangements not in the ordinary course of business shall not be unreasonably withheld or delayed), (b) sales of assets which are obsolete or are no longer in use and which are not significant to the continuation of its respective business, and (c) sales of assets by any Foreign Company (other than either UK Borrower) to another Foreign Company to the extent that the latter Foreign Company is in compliance with SECTIONS 6 and 9.11.

     12.2 LIENS.  No Foreign Company may (a) create, incur, or suffer or permit
          -----
to be created or incurred or to exist any Lien upon any of its assets except Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits it or any of its Subsidiaries from creating or incurring any Lien on any of their respective assets except (i) the Loan Documents, (ii) any lease that places a Lien prohibition on only the property subject to that lease, and (iii) arrangements and agreements that apply only to property subject to Permitted Liens.

     12.3 MERGERS, CONSOLIDATIONS, AND DISSOLUTIONS.  Except as otherwise
          -----------------------------------------
provided in the first sentence of SECTION 9.8, no Foreign Company may merge or consolidate with any other Person or dissolve except, if no Event of Default or Potential Default exists or will exist as a result of it (a) any merger or consolidation between Foreign Companies so long as a UK Borrower is the survivor if it is involved or one of them is the survivor if they are both involved, and
(b) dissolution of any Subsidiary of a UK Borrower if substantially all of its assets have been conveyed to any other Foreign Company to the extent that such Foreign Company is in compliance with SECTIONS 6 and 9.11.

SECTION 13 FINANCIAL COVENANTS.  For so long as any Lender is committed to lend
------------------------------
or issue LCs or BGs under this agreement and until the US Obligation and UK Obligation have been fully paid and performed, Borrowers jointly and severally covenant and agree with Agents and Lenders that, without first obtaining Required Lenders' consent to the contrary, they must not directly or indirectly permit any of the following to occur or exist, as measured on a fiscal-quarterly basis. Any of the following calculations involving periods before the date of this agreement shall be made on the basis of the combined Financials, before the date of this agreement, of US Borrower and of UK Borrowers and their Subsidiaries to the extent acquired by US Borrower in the Electrotech Acquisition.

     13.1 TANGIBLE-NET WORTH.  The Companies' Tangible-Net Worth ever to be less
          ------------------
than the sum of (a) $7,500,000, plus (b) 75% of the Companies' cumulative net income (without deduction for losses) after September 30, 1996, plus (c) 75% of the net (i.e., gross less usual and customary underwriting, placement, and other related costs and expenses) proceeds of the issuance of any equity securities by US Borrower after the date of this agreement.

     13.2 CURRENT RATIO.  The ratio of the Companies' current assets to the sum
          -------------
of the Companies' current liabilities plus the US-Facility-Commitment Usage and the UK-Facility-Commitment Usage ever to be less than 1.65 to 1.00.

                                                                Credit Agreement
                                                                ----------------

     13.3 EBITDA.  The Companies' EBITDA to ever be less than the amount for the
          ------
corresponding period described in the table below:

==============================================
            PERIOD                  EBITDA
==============================================

Quarter ended 12/31/96            $         1
----------------------------------------------
Quarter ended 3/31/97             $         1
----------------------------------------------
Quarter ended 6/3097              $         1
----------------------------------------------
Quarter ended 9/30/97             $         1
----------------------------------------------
Four quarters ended 12/31/97      $20,000,000
----------------------------------------------
Four quarters ended 3/31/98       $22,500,000
----------------------------------------------
Four quarters ended 6/30/98       $25,000,000
----------------------------------------------
Four quarters ended 9/30/98       $27,500,000
----------------------------------------------
Four quarters ended 12/31/98      $30,000,000
----------------------------------------------
Four quarters ended 3/31/99       $32,500,000
----------------------------------------------
Four quarters ended 6/30/99       $35,000,000
----------------------------------------------
Four quarters ended 9/30/99       $37,500,000
=============================================


     13.4 SENIOR DEBT/EBITDA.  The ratio of the Companies' Senior Debt as of the
          ------------------
last day of each fiscal quarter (commencing with the quarter ending December 31, 1996) to the Companies' EBITDA for the 12-month period ending on that last day to exceed 1.0 to 1.0.

     13.5 INTEREST COVERAGE.  Commencing with the four quarters ended December
          -----------------
31, 1996, the ratio of the Companies' EBITDA to the Companies' Interest Expense ever to be less than:

===================================================
ANY FOUR-QUARTER PERIOD ENDED IN         RATIO
===================================================

               1996                   2.3 to 1.00
 --------------------------------------------------
               1997                   2.3 to 1.00
 --------------------------------------------------
               1998                   3.5 to 1.00
---------------------------------------------------
               1999                   3.5 to 1.00
===================================================

     13.6 PROJECTIONS.  Borrowers acknowledge and agree that the Projections
          -----------
were prepared for the purpose of tailoring the covenants in this SECTION 13 to the most conservative reasonable estimates of Borrowers' future performance, and less than substantial deviation from the Projections may cause non-compliance with any or all of the covenants in this SECTION 13. Notwithstanding anything in this SECTION 13.6 to the contrary, no deviation from the Projections, in and of itself, shall be an Event of Default unless (a) that deviation causes actual non-compliance with any or all of the covenants in this SECTION 13, or (b) that deviation is due to the representation under SECTION 8.7 having been materially incorrect when made.

                                                                Credit Agreement
                                                                ----------------

SECTION 14 EVENTS OF DEFAULT.  The term "EVENT OF DEFAULT" means the occurrence
----------------------------
of any one or more of the following:

     14.1 PAYMENTS.  Any Borrower's failure or refusal to pay (a) on the date
          --------
due, any Principal Debt or reimbursement obligation for which it is obligated under the Loan Documents or (b) within five days after the date due, any other portion of the US Obligation or UK Obligation, as the case may be, for which it is obligated under the Loan Documents.

     14.2 COVENANTS.  Any Company's failure or refusal to punctually and
          ---------
properly perform, observe, and comply with any covenant (other than as described in SECTION 14.1) applicable to it in:

          (a)  SECTIONS 2.3(G), 3.4(G), 9.2, 9.7, 9.8(A), 10.1, 10.3, 10.4,
     10.10 (in respect of Distributions declared, made, or paid by US Borrower), 11.1, 11.3, 12.1, 12.3, 13.1, 13.2, 13.3, or 13.4;

          (b)  SECTIONS 6.1, 6.2, 6.3, 9.11, 10.2, 10.5, 10.6, 10.8, 10.10
     (other than Distributions declared, made, or paid by US Borrower), 11.2, or 12.2, if that failure or refusal was inadvertent, is not a Material-Adverse Event, is susceptible of cure, and is cured within ten days after the earlier of either any Company knows of it or any Company is notified of it by either Agent or any Lender; or

          (c) Any other provision of any Loan Document, if that failure or refusal continues for 30 days after the earlier of either any Company knows of it or any Company is notified of it by either Agent or any Lender; or

     14.3 DEBTOR RELIEF.  Any Company (a) is not Solvent, (b) fails to pay its
          -------------
Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law (except as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of either Agent or any Lender granted in the Loan Documents (unless, if the proceeding is involuntary, the applicable petition is dismissed within 60 days after its filing).

     14.4 JUDGMENTS AND ATTACHMENTS.  To the extent that any matter involves an
          -------------------------
amount in controversy or judgment in excess of $100,000 or all such matters collectively involve amounts in controversy and judgments in excess of $500,000, any Company fails to pay or have discharged any judgement, order for the payment of money, or attachment, sequestration, or similar proceedings before (a) any enforcement proceedings have been commenced against it or any of its assets or
(b) the expiration of 60 consecutive days during which stay of enforcement is not in effect because of pending appeal or otherwise.

     14.5 GOVERNMENT ACTION.  A final non-appealable order is issued by any
          -----------------
Governmental Authority (including, but not limited to, the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation, or similar Governmental Requirements, or any Governmental Authority condemns, seizes, or otherwise appropriates, or takes custody or control of all or any substantial portion of any Company's assets.

     14.6 MISREPRESENTATION.  Any representation or warranty made by any Company
          -----------------
in any Loan Document at any time proves to have been materially incorrect when made.

                                                                Credit Agreement
                                                                ----------------

    14.7  CHANGE OF CONTROL.  Either (a) any Person or Persons acting together
          -----------------
that would constitute a group under the 1934 Act (other than such group existing as of the close of business on the date of this agreement or any group consisting of management of US Borrower existing as of the date of this agreement) and their respective Affiliates, beneficially own (as defined in Rule 13d-3 of the SEC under the 1934 Act) at least 35% of the aggregate voting power of all classes of stock of the US Borrower entitled to vote generally in the election of its directors, or (b) the individuals who, as of the date of this agreement, constitute the members of US Borrower's board of directors (for purposes of this section, the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least 51% of: (i) US Borrower's board of directors;
(ii) the surviving corporation's board of directors in the event of any merger or consolidation (if permitted by SECTION 11.3) involving US Borrower, or (iii) the controlling entity's board of directors, the comparable body if there is no board of directors, or voting control if there is no comparable body, in the event that the surviving corporation under CLAUSE (II) above is directly or indirectly controlled by that entity. For purposes of this section, any individual who becomes a member of the board of directors or comparable body or who obtains a voting interest, as applicable under CLAUSES (I), (II), or (III) above, after the date of this agreement and whose appointment to the board, or nomination for election, was approved or ratified by a vote of the individuals comprising at least 51% of the incumbent board shall be deemed to be a member of the incumbent board.

    14.8  OTHER FUNDED DEBT.  In respect of any Funded Debt (other than the US
          -----------------
Obligation or the UK Obligation) (a) any Company fails to make any payment when due, or (b) any default or other event or condition occurs or exists beyond the applicable grace or cure period, the effect of which is to cause or to permit any holder of that Funded Debt to cause (whether or not it elects to cause) any of that Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or (c) any of that Funded Debt is declared to be due and payable or required to be prepaid by any Company before its stated maturity.

    14.9  VALIDITY AND ENFORCEABILITY.  Once executed, any Loan Document ceases
          ---------------------------
to be in full force and effect in any material respect or is declared to be null and void or its validity or enforceability is contested in writing by any Company party to it or any Company party to it denies in writing that it has any further liability or obligations under it except in accordance with that document's express provisions or as the appropriate parties under SECTION 17.9 may otherwise agree in writing.

    14.10 BGS OR LCS.  Either Issuer is served with, or becomes subject to, a
          ----------
court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any BG or LC and either (a) a drawing has occurred under the BG or LC, and the obligated Borrower has refused to reimburse the Issuer for payment, or (b) the expiration date of the BG or LC has occurred, but the Right of the beneficiary to draw under the BG or LC has been extended past the Stated-Termination Date in connection with the pendency of the related court action or proceeding, and the obligated Borrower has failed to deposit cash collateral in an amount equal to the Issuer's maximum exposure under the BG or LC.

SECTION 15 RIGHTS AND REMEDIES.
------------------------------

     15.1 REMEDIES.
          --------

        (a) DEBTOR RELIEF.  If an Event of Default exists under SECTION 14.3,
            -------------
     all commitments to extend credit and issue LCs and BGs under this agreement automatically terminate and the entire unpaid balance of the US Obligation and the UK Obligation automatically become due and payable without any action of any kind whatsoever.

                                                                Credit Agreement
                                                                ----------------

       (b)  OTHER EVENTS OF DEFAULT.  If any Event of Default exists, subject to
            -----------------------
     the terms of SECTION 16.5(B), Administrative Agent may (with the consent of, and must, upon the request of, Required Lenders), do any one or more of the following: (i) If the maturity of the US Obligation and the UK Obligation have not already been accelerated under SECTION 15.1(A), declare the entire unpaid balance of all or any part of the US Obligation and the UK Obligation immediately due and payable, whereupon it is due and payable;
     (ii) terminate the commitments of Lenders to extend credit under this agreement; (iii) reduce any claim to judgment; (iv) demand payment of an amount equal to the LC Exposure and the BG/LC Exposure then existing and retain as collateral for the LC Exposure and the BG/LC Exposure any amounts received from any Company, from any property of any Company, through offset, or otherwise; and (v) exercise any and all other legal or equitable Rights afforded by the Loan Documents, by law, or in equity.

       (c)  OFFSET.  If an Event of Default has occurred and is then continuing
            ------
     unwaived, to the extent lawful, each Lender may exercise the Rights of offset and banker's lien against each and every account and other property, or any interest therein, which any Borrower may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the US Obligation and the UK Obligation owed to that Lender.

     15.2 JUDGMENT CURRENCY.  If, for the purpose of obtaining judgment in any
          -----------------
court, it is necessary to convert an amount due under any Loan Document from a currency (the "ORIGINAL CURRENCY") into another currency (the "OTHER CURRENCY"), then the rate of exchange used shall be that at which Administrative Agent (in accordance with normal banking procedures) could purchase the Original Currency with the Other Currency at its principal office in Dallas, Texas, two Business Days before the day on which final judgment is given.

          (a) Any Borrower's obligation for any amount due in the Original Currency from it to either Agent or to any Lender under any Loan Document shall (notwithstanding any judgment in any Other Currency) be discharged only if and to the extent that -- on the Business Day following the day on which that Agent or that Lender receives any amount adjudged to be so due in the Other Currency -- that Agent or Lender is able (in accordance with normal banking procedures) to purchase the same amount of the Original Currency with the Other Currency as the amount that Administrative Agent could have purchased two Business Days before the day on which the final judgment referred to above is given.

          (b)  If the amount of the Original Currency so purchased under CLAUSE
     (A) above by that Agent or that Lender is less than the amount of the Original Currency that Administrative Agent could have so purchased, then that Borrower shall (as a separate obligation and notwithstanding any such judgment) remit the deficiency to that Agent or that Lender.

          (c)  If the amount of the Original Currency so purchased under CLAUSE
     (A) above exceeds the amount of the Original Currency that Administrative Agent could have so purchased, then that Agent or that Lender shall remit that excess to that Borrower.

     15.3 COMPANY WAIVERS.  The Companies waive presentment and demand for
          ---------------
payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agree that their respective liability with respect to all or any part of the US Obligation and the UK Obligation is not affected by any renewal or extension in the time of payment of all or any part of the US Obligation and the UK Obligation, by any indulgence, or by any release or change in any security for the payment of all or any part of the US Obligation and the UK Obligation.

                                                                Credit Agreement
                                                                ----------------

    15.4  PERFORMANCE BY ADMINISTRATIVE AGENT.  If any Company's covenant, duty,
          -----------------------------------
or agreement is not performed in accordance with the terms of the Loan Documents, Administrative Agent may, while an Event of Default exists, at its option (but subject to the approval of Required Lenders), perform or attempt to perform that covenant, duty, or agreement on behalf of that Company (and any amount expended by Administrative Agent in its performance or attempted performance is payable by the Companies, jointly and severally, to Administrative Agent on demand, becomes part of the US Obligation and the UK Obligation, and bears interest at the Default Rate from the date of Administrative Agent's expenditure until paid). However, Administrative Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any Company's covenants, duties, or agreements.

    15.5  NOT IN CONTROL.  Nothing in any Loan Documents gives or may be deemed
          --------------
to give to either Agent or any Lender the Right to exercise control over any Company's Real Property, other assets, affairs, or management or to preclude or interfere with any Company's compliance with any Governmental Requirement or require any act or omission by any Company that may be harmful to Persons or property. Any "Material-Adverse Event" or other materiality or substantiality qualifier of any representation, warranty, covenant, agreement, or other provision of any Loan Document is included for credit documentation purposes only and does not imply or be deemed to mean that either Agent or any Lender acquiesces in any non-compliance by any Company with any Governmental Requirement, document, or otherwise or does not expect the Companies to promptly, diligently, and continuously carry out all appropriate removal, remediation, compliance, closure, or other activities required or appropriate in accordance with all Environmental Laws. Agents' and Lenders' power is limited to the Rights provided in the Loan Documents. All of those Rights exist solely (and may be exercised in manner calculated by Agents or Lenders in their respective good faith business judgment) to preserve and protect the Collateral and to assure payment and performance of the US Obligation and the UK Obligation.

    15.6  COURSE OF DEALING.  The acceptance by Agents or Lenders of any partial
          -----------------
payment on the US Obligation or the UK Obligation is not a waiver of any Event of Default then existing. No waiver by either Agent, Required Lenders, or Lenders of any Event of Default is a waiver of any other then-existing or subsequent Event of Default. No delay or omission by either Agent, Required Lenders, or Lenders in exercising any Right under the Loan Documents impairs that Right or is a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

    15.7  CUMULATIVE RIGHTS.  All Rights available to Agents, Required Lenders,
          -----------------
and Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to Agents, Required Lenders, and Lenders at law or in equity, whether or not the US Obligation or the UK Obligation are due and payable and whether or not Agents, Required Lenders, or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

    15.8  APPLICATION OF PROCEEDS.  Any and all proceeds ever received by Agents
          -----------------------
or Lenders from the exercise of any Rights pertaining to the US Obligation or the UK Obligation shall be applied to the US Obligation or the UK Obligation according to SECTION 4.

    15.9  CERTAIN PROCEEDINGS.  Borrowers shall promptly execute and deliver, or
          -------------------
cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or Required Lenders reasonably request in connection with the obtaining of any consent, approval, registration (other than securities law registrations), qualification, permit, license, or authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because Borrowers agree that

                                                                Credit Agreement
                                                                ----------------

Administrative Agent's and Required Lenders' remedies at law for failure of Borrowers to comply with the provisions of this section would be inadequate and that failure would not be adequately compensable in damages, Borrowers agree that the covenants of this section may be specifically enforced.

    15.10 EXPENDITURES BY LENDERS.  Any sums spent by either Agent or any Lender
          -----------------------
in the exercise of any Right under any Loan Document is payable by the Companies to Administrative Agent within five Business Days after demand, becomes part of the US Obligation and the UK Obligation, and bears interest at the Default Rate from the date spent until the date repaid.

    15.11 DIMINUTION IN VALUE OF COLLATERAL.  Neither Agent nor any Lender has
          ---------------------------------
any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or in the future securing payment or performance of any of the US Obligation or the UK Obligation (other than diminution in or loss of value caused by its own gross negligence or willful misconduct).

    15.12 UK BORROWERS' OBLIGATIONS.  Nothing in this SECTION 15 shall be
          -------------------------
construed to make the UK Borrowers obligated in any way with respect to any of the US Obligation or its enforcement.

SECTION 16   AGENTS AND LENDERS.
----------   ------------------

    16.1  AGENTS.
          ------

          (a)  ADMINISTRATIVE AGENT.  Except as provided in CLAUSE (B) below,
               --------------------
     each Lender appoints Administrative Agent (including, without limitation, each successor Administrative Agent in accordance with this SECTION 16) as its nominee and agent to act in its name and on its behalf (and Administrative Agent and each such successor accepts that appointment):
     (i) To act as its nominee and on its behalf in and under all Loan Documents; (ii) to arrange the means whereby Borrowings are to be made available to Borrowers (except under the Overdraft Subfacility) under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to it under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any collateral for the benefit of Lenders except when the UK-Collateral Agent is serving in that function; (vi) to promptly distribute to it all material information, requests, documents, and items received from any Borrower under the Loan Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and
     (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Administrative Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable Governmental Requirements.

          (b)  UK-COLLATERAL AGENT.  Each Lender under the UK Facility appoints
               -------------------
     that UK-Collateral Agent (including, without limitation, each successor UK-Collateral Agent in accordance with this SECTION 16) as its nominee and agent to act in its name and on its behalf (and that UK-Collateral Agent and each such successor accepts that appointment): (i) To be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any collateral as may be appropriate in connection with the UK Facility for the benefit of the Lenders under the UK Facility; (ii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders under the UK Facility as may be required under the Loan Documents); (iii) to promptly distribute to it all material information, requests, documents, and

                                                                Credit Agreement
                                                                ----------------
     items received from any Borrower under the Loan Documents; (iv) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and (v) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, UK-Collateral Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable Governmental Requirements.

          (c)  SUCCESSOR.  Either Agent may assign all of its Rights and
               ---------
     obligations as an Agent under the Loan Documents to any of its Affiliates, which Affiliate shall then be the successor to that Agent under the Loan Documents. Either Agent may also voluntarily resign and shall resign upon the request of Required Lenders for cause (i.e., its continuing to fail to perform its responsibilities as an Agent under the Loan Documents). If any such successor ever ceases to be a party to this agreement or if the initial or any such successor ever resigns (whether voluntarily or at the request of Required Lenders), then Required Lenders shall appoint the successor from among Lenders (other than the resigning Agent). If Required Lenders fail to appoint a successor within 30 days after the resigning Agent has given notice of resignation or Required Lenders have removed the resigning Agent, then the resigning Agent may, on behalf of Lenders, appoint a successor, which must be a commercial bank having a combined capital and surplus of at least the Dollar Equivalent of $1,000,000,000 (as shown on its most recently published statement of condition). Upon its acceptance of appointment as successor, the successor succeeds to and becomes vested with all of the Rights of the former Agent, and the former Agent is discharged from its duties and obligations as an Agent under the Loan Documents, and each Lender shall execute the documents that any Lender, the resigning or removed Agent, or the successor Agent reasonably request to reflect the change. After any Agent's resignation or removal as an Agent under the Loan Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was an Agent under the Loan Documents.

          (d)  RIGHTS AS LENDER.  Each Agent, in its capacity as a Lender, has
               ----------------
     the same Rights under the Loan Documents as any other Lender and may exercise those Rights as if it were not acting as an Agent. The term "Lender", unless the context otherwise indicates, includes each Agent. An Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and each Borrower agree that neither Agent is a fiduciary for Lenders or Borrowers but is simply acting in the capacity described in this agreement to alleviate administrative burdens for Borrowers and Lenders, that neither Agent has any duties or responsibilities to Lenders or Borrowers except those expressly set forth in the Loan Documents, and that each Agent in its capacity as a Lender has the same Rights as any other Lender.

          (e)  OTHER ACTIVITIES.  Subject to SECTIONS 10.2, 11.2, and 12.2, each
               ----------------
     Agent or any Lender may now or in the future be engaged in one or more loan, letter of credit, leasing, or other financing transactions with any Borrower, act as trustee or depositary for any Borrower, or otherwise be engaged in other transactions with any Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Documents. Without limiting the Rights of Lenders specifically set forth in the Loan Documents, neither Agent nor any Lender is responsible to account to the other Agent or Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of any Borrower that are not contemplated by or included in the Loan Documents, any present or future offset exercised by either Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in either

                                                                Credit Agreement
                                                                ----------------

     Agent's or any Lender's possession or control that may be or become security for the obligations of any Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by that Agent or Lender to reduce the US Obligation or the UK Obligation, then each Lender is entitled to share ratably in the application to the extent so provided in the Loan Documents).

     16.2 EXPENSES.  Each Lender shall pay, according to its Commitment
          --------
Percentage of the US Facility and the UK Facility combined, its part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by either Agent or Issuer (while acting in such capacity) in connection with any of the Loan Documents if that Agent or Issuer is not reimbursed from other sources within 30 days after incurrence. Each Lender is entitled to receive, according to its Commitment Percentage of the US Facility and the UK Facility combined, part of any reimbursement that it makes to either Agent or Issuer if they are subsequently reimbursed from other sources.

     16.3 PROPORTIONATE ABSORPTION OF LOSSES.  Except as otherwise provided in
          ----------------------------------
the Loan Documents nothing in the Loan Documents (a) gives any Lender under the US Facility any advantage over any other Lender under the US Facility insofar as the US Obligation is concerned or relieves any such Lender from ratably absorbing any losses sustained with respect to the US Obligation (except to the extent unilateral actions or inactions by any Lender result in US Borrower or any other obligor on the US Obligation having any credit, allowance, set off, defense, or counterclaim solely with respect to all or any part of that Lender's part of the US Obligation), determined according to that Lender's Commitment Percentage of the US Facility, or (b) gives any Lender under the UK Facility any advantage over any other Lender under the UK Facility insofar as the UK Obligation is concerned or relieves any such Lender from ratably absorbing any losses sustained with respect to the UK Obligation (except to the extent unilateral actions or inactions by any Lender result in UK Borrowers or any other obligor on the UK Obligation having any credit, allowance, set off, defense, or counterclaim solely with respect to all or any part of that Lender's part of the UK Obligation), determined according to that Lender's Commitment Percentage of the UK Facility.

     16.4 DELEGATION OF DUTIES; RELIANCE.  Lenders may perform any of their
          ------------------------------
duties or exercise any of their Rights under the Loan Documents by or through the appropriate Agent, and Lenders and Agents may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Affiliates and Representatives. Each Agent and each Lender (and each of their respective Representatives) (a) is entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel it has selected, (b) is entitled to deem and treat each Lender as the owner and holder of its portion of the US Obligation or the UK Obligation, as the case may be, for all purposes until, written notice of the assignment or transfer is given to and received by it (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the US Obligation or the UK Obligation, as the case may be, until that notice is given and received), (c) is not deemed to have notice of the occurrence of an Event of Default unless a responsible officer of that Agent or that Lender, as the case may be, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or has been notified by either Agent, a Lender, or a Borrower, and (d) is entitled to consult with legal counsel (including counsel for any Borrower), independent accountants, and other experts it has selected and is not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

                                                                Credit Agreement
                                                                ----------------

     16.5 LIMITATION OF AGENTS' LIABILITY.
          -------------------------------

          (a)  EXCULPATION.  Neither Agent nor any of its Affiliates or
               -----------
     Representatives will be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and neither Agent nor any of its Affiliates or Representatives has a fiduciary relationship with the other Agent or any Lender by virtue of the Loan Documents (but nothing in this agreement negates the obligation of each Agent to account for funds received by it for the account of any Lender).

          (b)  INDEMNITY.  Unless indemnified to its satisfaction against loss,
               ---------
     cost, liability, and expense, neither Agent may be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If an Agent requests instructions from Lenders, or Required Lenders, as the case may be, with respect to any act or action in connection with any Loan Document, that Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may an Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against either Agent as a result of an Agent's acting or refraining from acting under this agreement in accordance with instructions of Required Lenders.

          (c)  RELIANCE.  Neither Agent is responsible to any Lender or any
               --------
     Participant for, and each Lender represents and warrants that it has not relied upon either Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document, (iii) any representation, warranty, document, certificate, report, or statement made therein or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY EACH AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PERCENTAGE OF THE US FACILITY AND THE UK FACILITY COMBINED) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH EACH AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, NEITHER AGENT NOR ITS REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT. Only as between Lenders (and not Borrowers or any other Persons), their respective US-Facility Commitments and UK-Facility Commitments are, for purposes of the calculations and determinations required to be made under his agreement and in particular for he purposes of the indemnity under this CLAUSE (C), deemed to have survived any termination or cancellation under Section 15.

                                                                Credit Agreement
                                                                ----------------

     16.6 EVENT OF DEFAULT.  While an Event of Default exists, Lenders agree to
          ----------------
promptly confer in order that Required Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Each Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from Required Lenders. In actions with respect to any Company's property, each Agent is acting for the ratable benefit of each Lender.

     16.7 COLLATERAL MATTERS.
          ------------------

          (a) Each Lender authorizes and directs each Agent to enter into the Loan Documents for the Lender Liens and agrees that any action taken by an Agent concerning any collateral (with the consent or at the request of Required Lenders) in accordance with any Loan Document, that Agent's exercise (with the consent or at the request of Required Lenders) of powers concerning the collateral in any Loan Document, and that all other reasonably incidental powers are authorized and binding upon all Lenders.

          (b) Each Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before an Event of Default or Potential Default, to take any action with respect to any collateral or Loan Documents related to collateral that may be necessary to perfect and maintain perfected the Lender Liens upon the collateral.

          (c) Except to use the same standard of care that it ordinarily uses for collateral for its sole benefit, neither Agent has any obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Lender Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

          (d) Each Agent shall exercise the same care and prudent judgment with respect to the collateral and the Loan Documents as it normally and customarily exercises in respect of similar collateral and security documents.

          (e) Lenders irrevocably authorize each Agent, at its option and in its discretion, to release any Lender Lien upon any collateral (i) in accordance with SECTION 6.5, (ii) constituting property being disposed of as permitted under any Loan Document, (iii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time after that, (iv) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under the Loan Documents or is about to expire and that has not been, and is not intended by that Company to be, renewed, (v) consisting of an instrument evidencing Debt pledged to that Agent (for the benefit of Lenders), if the underlying Debt has been paid in full, or (vi) if approved, authorized, or ratified in writing by Lenders. Upon request by either Agent at any time, Lenders shall confirm in writing Administrative Agent's authority to release particular types or items of collateral under this CLAUSE (E).

     16.8 LIMITATION OF LIABILITY.  No Lender or any Participant will incur any
          -----------------------
liability to any other Lender or Participant except for acts or omissions in bad faith, and neither of the Agents nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

                                                                Credit Agreement
                                                                ----------------

    16.9  RELATIONSHIP OF LENDERS.  The Loan Documents do not create a
          -----------------------
partnership or joint venture between Agents and Lenders or any of them.

    16.10 BENEFITS OF AGREEMENT.  None of the provisions of this section inure
          ---------------------
to the benefit of any Company or any other Person except Agents and Lenders. Therefore, no Company or any other Person is responsible or liable for, entitled to rely upon, or entitled to raise as a defense -- in any manner whatsoever -- the failure of Agents or any Lender to comply with these provisions.

SECTION 17 MISCELLANEOUS.
------------------------

   17.1   NONBUSINESS DAYS.  Any payment or action that is due under any Loan
          ----------------
Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a Euro-Rate Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

   17.2   COMMUNICATIONS.  Unless otherwise specifically provided, whenever any
          --------------
Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, com munication must be in writing (which may be by telex or fax) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the appropriate telex number and the appropriate answer back is received, (b) if by fax, when transmitted to the appropriate fax number (and all communications sent by fax must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the fax shall be deemed to have been delivered),
(c) if by mail, on the fifth Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered. Until changed by notice pursuant to this agreement, the address (and fax number) for each Borrower and each Agent is stated beside their respective signatures to this agreement (or to the amendment to this agreement entered into pursuant to SECTION 7.2) and for each Lender is stated beside its name on SCHEDULE 1.

   17.3   FORM AND NUMBER OF DOCUMENTS.  The form, substance, and number of
          ----------------------------
counterparts of each writing to be furnished under this agreement must be satisfactory to Agents and their special counsel in the United States of America and the United Kingdom.

   17.4   EXCEPTIONS TO COVENANTS.  No Company may take or fail to take any
          -----------------------
action that is permitted as an exception to any of the covenants contained in any Loan Document if that action or omission would result in the breach of any other covenant contained in any Loan Document.

   17.5   SURVIVAL.  All covenants, agreements, undertakings, representations,
          --------
and warranties made in any of the Loan Documents survive all closings under the Loan Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

   17.6   GOVERNING LAW.  Unless otherwise stated in any Loan Document, the laws
          -------------
of the State of Texas and of the United States of America govern the Rights and duties of the parties to the Loan Documents and the validity, construction, enforcement, and interpretation of the Loan Documents.

   17.7   INVALID PROVISIONS.  Any provision in any Loan Document held to be
          ------------------
illegal, invalid, or unenforceable is fully severable; the appropriate Loan Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Agents, Lenders, and each Company party to the affected

                                                                Credit Agreement
                                                                ----------------

Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

    17.8  CERTAIN REINSTATEMENT.  If any payment or prepayment under any Loan
          ---------------------
Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Loan Documents in respect of that payment or prepayment are automatically reinstated as though the payment or prepayment had not been made when due.

    17.9  AMENDMENTS, WAIVERS, CONSENTS, SUPPLEMENTS, AND CONFLICTS.
          ---------------------------------------------------------

          (a)  REQUIRED LENDERS.  Unless otherwise specifically provided (i) the
               ----------------
     provisions of this agreement may be amended and waivers and consents under it may be given in writing executed by those Borrowers that are then party to this agreement, Administrative Agent, and Required Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this agreement, and (ii) the other Loan Documents may only be amended or waived and consents under them may be given if in writing executed by the parties to that Loan Document that is also executed or approved by Required Lenders.

          (b)  AGENTS, ISSUERS, AND OVERDRAFT LENDER.  Any amendment, waiver, or
               -------------------------------------
     consent that increases either Agent's, either Issuer's, or Overdraft Lender's obligations beyond its commitments under any Loan Document or increases, reduces, or waives the late payment or non-payment of any fees payable solely to it under SECTION 5.4 or 5.5 must be in writing executed by it, Administrative Agent, and US Borrower in respect of the US Facility or UK Borrowers in respect of the UK Facility.

          (c)  BGS AND LCS.  Any LC may be renewed, extended, amended, replaced,
               -----------
     or canceled consistent with the terms of this agreement by writing executed by the Issuer and the obligated Borrower if that writing is first approved in writing by Administrative Agent.

          (d)  ALL LENDERS.  Any amendment to or waiver or consent under this
               -----------
     agreement or any Loan Document that purports to accomplish any of the following must be by an instrument in writing executed by those Borrowers that are then party to it and by Agents and executed (or approved, as the case may be) by each Lender: (i) Extends the due date, decreases the amount of, or waives the late or non-payment of any scheduled payment or amortization of principal or interest of any of the US Obligation or UK Obligation or any fees payable ratably to Lenders under SECTIONS 5.2, 5.3, or 5.4; (ii) decreases any rate or amount of interest under this agreement, fees payable ratably to Lenders under SECTIONS 5.2, 5.3, or 5.4, or -- except as described in CLAUSE (B) above -- other sums payable to Lenders under this agreement (except such adjustments or reductions as are contemplated by this agreement); (iii) changes the definition of "UK-FACILITY COMMITMENT," "US-FACILITY COMMITMENT," "COMMITMENT PERCENTAGE," "REQUIRED LENDERS," "UK-REVOLVING-COMMITMENT PERCENTAGE," or the percentages in the definition of "BORROWING BASE;" (iv) increases any Lender's UK-Facility Commitment or US-Facility Commitment; (v) waives compliance with, amends, or fully or partially releases -- except as expressly provided by SECTION 6.5 or any other Loan Documents or for when a Company merges into another Person or dissolves when specifically permitted in the Loan Documents -- any guaranty or collateral; or (vi) changes this CLAUSE (D) or any other matter specifically requiring the consent of all Lenders under this agreement.

          (e)  WAIVERS.  No course of dealing or any failure or delay by either
               -------
     Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of either

                                                                Credit Agreement
                                                                ----------------

     Agent or any Lender under any Loan Document operates as a waiver thereof. A waiver must be in writing and signed by the parties otherwise indicated in this SECTION 17.9 to be effective and will be effective only in the specific instance and for the specific purpose for which it is given.

          (f)  CONFLICTS.  Any conflict or ambiguity between the terms and
               ---------
     provisions of this agreement and terms and provisions in any other Loan Document is controlled by the terms and provisions of this agreement.

     17.10 MULTIPLE COUNTERPARTS.  Any Loan Document may be executed in a number
           ---------------------
of identical counterparts (including, at Administrative Agent's discretion, counterparts or signature pages executed and transmitted by fax) with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

     17.11 PARTIES.
           -------

           (a) PARTIES BOUND.  Each Loan Document binds and inures to the
               -------------
     parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any Rights or obligations under any Loan Document without first obtaining all Lenders' consent, and any purported assignment or transfer without Lenders' consent is void. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the US Obligation or the UK Obligation except as permitted by CLAUSES (b) or (c) below.

          (b)  PARTICIPATIONS.  Any Lender may (subject to the provisions of
               --------------
     this section, in accordance with applicable Governmental Requirement, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the US Obligation or the UK Obligation. The selling Lender remains a "Lender" under the Loan Documents, the Participant does not become a "Lender" under the Loan Documents, and the selling Lender's obligations under the Loan Documents remain unchanged. The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the Principal Debt for all purposes under the Loan Documents. Borrowers and Agents shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Loan Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no Rights under the Loan Documents except as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 4 with respect to all participations in its part of the US Obligation or the UK Obligation outstanding from time to time so long as no Borrower is obligated to pay any amount in excess of the amount that would be due to that Lender under SECTION 4 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification, or waiver of any Loan Document except as to matters in SECTION 17.9(D)(i) and (ii).

          (c)  ASSIGNMENTS.  Each Lender may make assignments to the Federal
               -----------
     Reserve Bank. Each Lender may also assign to one or more assignees (each an "ASSIGNEE") all or any part of its Rights and obligations under the Loan Documents so long as (i) the assignor Lender and Assignee execute and deliver to Administrative Agent and US Borrower in respect of the US Obligation or UK Borrowers in respect of the UK Obligation for their consent and acceptance (that may not be unreasonably withheld in any instance and is not required if the Assignee is an Affiliate of the assigning Lender) an assignment and assumption agreement in substantially the form of EXHIBIT F (an "ASSIGNMENT") and pay to Administrative Agent a processing fee of $3,500, (ii) the

                                                                Credit Agreement
                                                                ----------------
     assignment must be for a minimum total amount of the Dollar Equivalent of $5,000,000 (or less amount if acceptable to Administrative Agent) and, if the assigning Lender retains any commitment in the facility in which the Assignment was made, it must be a minimum commitment of the Dollar Equivalent of $5,000,000 (or less amount if acceptable to Administrative Agent), and (iii) the conditions for that assignment set forth in the applicable Assignment are satisfied. The Effective Date in each Assignment must (unless a shorter period is agreeable to US Borrower in respect of the US Obligation or UK Borrowers in respect of the UK Obligation and Administrative Agent) be at least five Business Days after it is executed and delivered by the assignor Lender and the Assignee to Administrative Agent and US Borrower in respect of the US Obligation or UK Borrowers in respect of the UK Obligation for acceptance. Once that Assignment is accepted by Administrative Agent and US Borrower in respect of the US Obligation or UK Borrowers in respect of the UK Obligation, and subject to all of the following occurring, then, on and after the Effective Date stated in it (i) the Assignee automatically becomes a party to this agreement and, to the extent provided in that Assignment, has the Rights and obligations of a Lender under the Loan Documents, (ii) the assignor Lender, to the extent provided in that Assignment, is released from its obligations to fund Borrowings under this agreement for the facility the subject of the assignment and its reimbursement obligations under this agreement for that facility and, in the case of an Assignment covering all of the remaining portion of the assignor Lender's Rights and obligations under the Loan Documents, that Lender ceases to be a party to the Loan Documents, (iii) the appropriate Borrower shall execute and deliver to the assignor Lender and the Assignee the appropriate Notes in accordance with this agreement following the transfer, (iv) upon delivery of the Notes under CLAUSE (III) preceding, the assignor Lender shall return to the appropriate Borrower all Notes previously delivered to that Lender under this agreement for that facility, and (v) SCHEDULE 1 is automatically deemed to be amended to reflect the name, address, telecopy number, UK-Facility Commitment, and US-Facility Commitment of the Assignee and the remaining UK-Facility Commitment and US-Facility Commitment (if any) of the assignor Lender, and Administrative Agent shall prepare and circulate to Borrowers and Lenders an amended SCHEDULE 1 reflecting those changes. Notwithstanding the foregoing, no Assignee may be recognized as a party to the Loan Documents (and the assigning Lender shall continue to be treated for all purposes as the party to the Loan Documents) with respect to the Rights and obligations assigned to that Assignee until the actions described in CLAUSES (III) and (IV) have occurred. The US Obligation is registered on the books of US Borrower as to both principal and any stated interest, and transfers of (as opposed to participations in) principal and interest of the US Obligation may only be made in accordance with this
     SECTION 17.11. The UK Obligation is registered on the books of UK Borrowers as to both principal and any stated interest, and transfers of (as opposed to participations in) principal and interest of the UK Obligation may only be made in accordance with this SECTION 17.11.

     17.12 VENUE, SERVICE OF PROCESS, AND JURY TRIAL. BORROWERS, IN EACH CASE
           -----------------------------------------
FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, IRREVOCABLY (A) SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS, (B) WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE GOVERNMENTAL REQUIREMENTS, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY LOAN DOCUMENT AND THE US OBLIGATION OR THE UK OBLIGATION BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) WAIVE ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) CONSENT TO THE SERVICE OF PROCESS OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY-RECOGNIZED COURIER SERVICE, AND

                                                                Credit Agreement
                                                                ----------------

SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (E) AGREE THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE US OBLIGATION OR THE UK OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (F) WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE GOVERNMENTAL REQUIREMENTS, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT.
The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. BORROWERS ACKNOWLEDGE THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT ADMINISTRATIVE AGENT AND EACH LENDER HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT ADMINISTRATIVE AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. BORROWERS FURTHER WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THESE WAIVERS WITH THEIR LEGAL COUNSEL, AND THAT THEY KNOWINGLY AND VOLUNTARILY AGREE TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any Litigation, this agreement may be filed as a written consent to a trial by the court.

     17.13 INFORMATION REGARDING BORROWERS.  Borrowers hereby acknowledge and
           -------------------------------
agree that Lenders may discuss the financial condition and other information regarding any Borrowers' business affairs with each other, any Assignee, any Participant, or any prospective Assignee or Participant.

     17.14 ENTIRETY.  THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN
           --------
BORROWERS, LENDERS, AND ADMINISTRATIVE AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.

                                                                Credit Agreement
                                                                ----------------

                   EXECUTED as of the date first stated above.


Plasma & Materials Technologies, Inc.
9255 Deering Avenue
Chatsworth, CA 91311
Attn:  John W. LaValle, Vice President,
       Chief Financial Officer, and
       Secretary
Tel:   818/886-8000
Fax:   818/886-8756



Electrotech Limited
Thornbury Laboratories
Littleton-Upon-Severn
Thornbury, Bristol BS12-INP
United Kingdom
Attn: Jeremy Linnert,
Treasurer
Tel: 011 44 163 341 4000
Fax: 011 44 163 341 4040


Electrotech Equipments Limited
Thornbury Laboratories
Littleton-Upon-Severn
Thornbury, Bristol BS12-INP
United Kingdom
Attn: Jeremy Linnert,
Treasurer
Tel: 011 44 163 341 4000
Fax: 011 44 163 341 4040

PLASMA & MATERIALS
TECHNOLOGIES, INC., as US Borrower



By    /s/ John W. LaValle
     ----------------------------------
     John W. LaValle, Vice President



ELECTROTECH LIMITED, as a
UK Borrower



By    /s/
     ----------------------------------
     Name:
            ---------------------------

     Title:
            ---------------------------



ELECTROTECH EQUIPMENTS
LIMITED, as a UK Borrower



By    /s/
     ----------------------------------
     Name:
            ---------------------------

     Title:
            ---------------------------

Page One of Two Signature Pages to Credit Agreement

NationsBank of Texas, N.A.
67th Floor, NationsBank Plaza
901 Main Street
Dallas, Texas.  75202
Attn:  Stan W. Reynolds, Vice
 President
Tel:  214/508-3399
Fax:  214/508-9880





LLOYDS BANK PLC, as UK-Collateral
Agent and a Lender



By    /s/
     ----------------------------------
     Name:
            ---------------------------

     Title:
            ---------------------------


NATIONSBANK OF TEXAS, N.A., as
Administrative Agent and a Lender



By  /s/ Stan W. Reynolds
   ----------------------------------
   Stan W. Reynolds, Vice President




SILICON VALLEY BANK, as a Lender


By  /s/ Doug Rosenthal
   -------------------------------------
   Doug Rosenthal, Senior Vice President



Page Two of Two Signature Pages to Credit Agreement

                               SECURITY AGREEMENT
                               ------------------


     THIS AGREEMENT is executed as of November 15, 1996, by PLASMA & MATERIALS TECHNOLOGIES, INC., a California corporation ("DEBTOR"), for the benefit of NATIONSBANK OF TEXAS, N.A., a national banking association (in its capacity as Administrative Agent for the Lenders now or in the future party to the Credit Agreement described below, "SECURED PARTY").

     Plasma & Materials Technologies, Inc., Electrotech Limited, Electrotech Equipments Limited, Lenders, Lloyds Bank Plc, as "UK-Collateral Agent" for the Lenders, and Secured Party have executed the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of November 15, 1996, and certain other Loan Documents. The execution and delivery of this agreement is a requirement to Secured Party's and Lenders' execution of the Credit Agreement and other Loan Documents, is integral to the transactions contemplated by the Loan Documents, and is a condition precedent to Lenders' obligations to extend credit under the Credit Agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Debtor agrees with Secured Party for the benefit of Lenders as follows:

     1.    DEFINITIONS. Terms defined in the Credit Agreement or the UCC have
           -----------
the same meanings when used -- unless otherwise defined --in this agreement. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, then the Credit Agreement definition controls to the extent lawful. If the definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, then the Chapter 9 definition controls. Furthermore, as used in this agreement:

     "ACCOUNTS" means all of Debtor's accounts, instruments, receivables, accounts receivable, chattel paper, documents, and book debts arising from its sale or lease of goods or rendition of services, including, without limitation, all (a) amounts due to it from a factor, (b) returned, reclaimed, refused, or repossessed goods, and (c) books and records pertaining to, and security and guaranties for, any of the foregoing.

     "CHATTEL PAPER" means any "chattel paper," as that term is defined in Chapter 9 of the UCC.

     "COLLATERAL" is defined in PARAGRAPH 4 below.

     "CREDIT AGREEMENT" is defined in the recitals to this agreement.

     "DEBTOR" is defined in the preamble to this agreement and includes, without limitation, Debtor, Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Debtor or for all or substantially all of Debtor's assets under any Debtor Law.

     "DOCUMENT" means any "document," as that term is defined in Chapter 9 of the UCC, including, without limitation, all documents of title and warehouse receipts of Debtor.

     "EQUIPMENT" means any "equipment," as that term is defined in Chapter 9 of the UCC, and, in any event, includes, without limitation, all machinery, equipment, furnishings, and fixtures and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

     "FINANCING STATEMENT" means a financing statement executed by Debtor and Secured Party for filing in the jurisdictions listed in SCHEDULE 7.1 to the Credit Agreement, and in substantially the form of EXHIBIT C-3 to the Credit Agreement.

     "GENERAL INTANGIBLES" means any "general intangibles," as that term is defined in Chapter 9 of the UCC, and, in any event, includes, without limitation, each of the following: (a) All of Debtor's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions; (b) all of Debtor's books, records, data, plans, manuals, computer software, and computer programs; (c) all of Debtor's contract rights, partnership interests and joint venture interests (but only to the extent not otherwise pledged to the Administrative Agent pursuant to a separate pledge or security agreement), deposit accounts, investment accounts, and certificates of deposit; (d) all rights of Debtor to payment under letters of credit and similar agreements; (e) all tax refunds and tax refund claims of Debtor; (f) all choices in action and causes of action of Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of Debtor; (g) all rights and claims of Debtor under warranties and indemnities; and (h) all rights of Debtor under any insurance, surety, or similar contract or arrangement.

     "INSTRUMENT" means any "instrument," as that term is defined in Chapter 9 of the UCC.

     "INVENTORY" means all of Debtor's inventory, including, without limitation, all present and future (a) materials, goods and work-in-process, finished goods, and other tangible property held for sale or lease or being processed for sale or lease in its present or future business, whether to be furnished under contracts or used or consumed in Debtor's business, (b) documents (including documents of title) covering any of the foregoing, and (c) such property the sale or other disposition of which has given rise to accounts and which has not been returned to or repossessed or stopped in transit by Debtor.

     "INVESTMENT PROPERTY" means "investment property," as that term is defined in Section 9.115(a)(6) of the UCC.

     "OBLIGOR" means any Person obligated with respect to any of the Collateral, whether as a party to a contract, an account debtor, issuer of any securities, or otherwise.

     "PLEDGED SECURITIES" means 100% of all capital stock now or in the future issued by each present and future Domestic Subsidiary of Debtor and 65% of all present and future capital stock now or in the future issued by each present and future Foreign Company that is a direct Subsidiary of any Debtor.

     "SECURED OBLIGATION" means the "US Obligation," the "UK Obligation" (as each is defined in the Credit Agreement), and Debtor's guarantee of the UK Obligation, including, without limitation, all present and future indebtedness, liabilities, and obligations of Debtor arising under this agreement, and all present and future costs, attorneys' fees, and expenses reasonably incurred by Secured Party or any Lender to enforce Debtor's or any other obligor's payment of any of the US Obligation or the UK Obligation, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of (S)(S) 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if Debtor voluntarily or involuntarily becomes subject to Debtor Law).

     "SECURED PARTY" is defined in the preamble to this agreement and includes its successor appointed under SECTION 16 of the Credit Agreement and acting as Administrative Agent for Lenders under the Loan Documents.

     "SECURITY INTEREST" means the security interests granted and the transfers, pledges, and assignments made under PARAGRAPH 2 below, which is a "Lender Lien," as defined in the Credit Agreement.

     "UCC" means the Uniform Commercial Code as adopted in Texas or any other applicable jurisdiction.

     2. SECURITY INTEREST.  To secure the prompt, unconditional, and complete
        -----------------
payment and performance of the Secured Obligation when due, Debtor grants to Secured Party a security interest in the Collateral pledges and collaterally transfers and assigns that Collateral to Secured Party, all upon and subject to the terms and conditions of this agreement. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract, then the Security Interest nonetheless remains effective to the extent allowed by UCC (S) 9.318 or other applicable Governmental Requirements but is otherwise limited by that prohibition.

     3. NO ASSUMPTION OR MODIFICATION. The Security Interest is given as
        -----------------------------
security only in order to secure the prompt, unconditional, and complete payment and performance of the Secured Obligation when due. Neither Secured Party nor any Lender assumes or may become liable for Debtor's liabilities, duties, or obligations under or in connection with the Collateral. Neither Secured Party's acceptance of this agreement nor its taking any action in carrying out this agreement, constitutes Secured Party's approval of the Collateral or Secured Party's assumption of any obligation under or in connection with the Collateral. This agreement does not affect or modify Debtor's obligations with respect to any Collateral.

     4. COLLATERAL. The term "COLLATERAL" means the following items and types of
        ----------
property --wherever located and now or in the future acquired or existing:

     .    All of Debtor's Accounts, Chattel Paper, Documents, Equipment, General
     Intangibles, Instruments, Investment Property, Inventory, and Pledged Securities; and

     .    All cash and noncash proceeds of any other Collateral, including, without limitation, all cash, accounts, general intangibles, documents, instruments, chattel paper, goods, and any other property received upon the sale or disposition of any other Collateral and all insurance proceeds of any kind paid at any time in connection with any other Collateral.

          5. FRAUDULENT CONVEYANCE. Notwithstanding any contrary provision,
             ---------------------
Debtor agrees that, if -- but for the application of this paragraph -- any of the Secured Obligation or the Security Interest would constitute a preferential transfer under 11 U.S.C. (S) 547, a fraudulent conveyance under 11 U.S.C. (S) 548, or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Governmental Requirement in effect from time to time (each a "FRAUDULENT CONVEYANCE"), then the Secured Obligation and Security Interest remains enforceable to the maximum extent possible without causing any of the Secured Obligation or the Security Interest to be a fraudulent conveyance, and this agreement is automatically amended to carry out the intent of this paragraph.

          6. REPRESENTATIONS AND WARRANTIES.  Debtor represents and warrants to
          ------------------------------
Secured Party on behalf of Lenders that:

          (a) Borrowing Base. Any item of Collateral submitted or represented
              --------------
to Secured Party as being eligible under the Credit Agreement to be included in the Borrowing Base fully meets the requirements for eligibility provided in the Credit Agreement.

          (b) Binding Obligation.  This agreement creates a legal, valid, and
              ------------------
binding Lender Lien in and to the Collateral (subject to delivery to Secured Party of the stock certificates for the Pledged Securities) in favor of Secured Party and enforceable against Debtor. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements have been properly filed in the jurisdictions described on
SCHEDULE 7.1 to the Credit Agreement, the Security Interest in that Collateral will be fully perfected. For the Pledged Securities, the taking by Secured Party of physical possession in Texas of Documents, Instruments, Chattel Paper, and the stock certificates representing the Pledged Securities will perfect the Security Interest in that Collateral. Once perfected, the Security Interest will constitute a first-priority Lender Lien on the Collateral, subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

          (c) Locations. The attached ANNEX 1 accurately describes (i) the
              ---------
location of Debtor's principal place of business and chief executive office,
(ii) if different from CLAUSE (I), the one or more locations of its books and records concerning its Accounts, (iii) the locations where any of its Inventory and Equipment (except when temporarily in the hands of a third-party contractor for processing and until sold in the ordinary course of business) is currently and will -- subject to PARAGRAPH 7(A) below -- in the future be maintained. Except as stated in CLAUSE (III) above, Debtor's Inventory is currently and will be in its possession. All Instruments and Chattel Paper have been delivered to Secured Party.

          (d) Accounts. Debtor's Accounts (i) arise from its sales or rendition
              --------
of services, (ii) are due to Debtor, and (iii) are not, if represented to be eligible for inclusion in the Borrowing Base, subject to any material setoff, counterclaim, defense, allowance, adjustment (other than discounts for prompt payment shown on the invoice), or material dispute, objection, or complaint by any Obligor.

          (e) Securities.  All Pledged Securities are duly authorized, validly
              ----------
issued, fully paid, and non-assessable, and the transfer of them is not subject to any restrictions other than restrictions imposed by applicable Governmental Requirements.

          (f) Additional Collateral. The foregoing representations and
              ---------------------
warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor.

The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

          7. COVENANTS.  While any Lender is committed to lend or extend credit
             ---------
under the Credit Agreement and until the Secured Obligation is fully paid and performed, Debtor covenants and agrees with Secured Party on behalf of Lenders that, without first obtaining Secured Party's written notice of Required Lenders' consent to the contrary:

          (a) Certain Relocations and Changes. Debtor shall give Secured Party
              -------------------------------
30-days-written notice before any proposed (i) relocation of its principal place of business or chief executive office, (ii) change of its name, (iii) relocation of the place where its books and records concerning its Accounts are kept, and
(iv) relocation of any Collateral (other than delivery of Inventory in the ordinary course of business to third-party contractors for processing and sales of Inventory in the ordinary course of business or as permitted by the Credit Agreement) to a location not described on the attached ANNEX 1.

           (b) Estoppel and Other Agreements and Matters.  Debtor shall:
               -----------------------------------------

               (i) With respect to any of its Inventory that is Eligible Demonstration Systems and is in the possession of any customer of Debtor solely for demonstration purposes, deliver to Secured Party a bailee and estoppel agreement in substantially the form of EXHIBIT C-5 to the Credit Agreement providing that such customer or potential customer holds that Inventory as Secured Party's bailee, claims no ownership interest in that Inventory, will release that Inventory only to Debtor or Secured Party, and acknowledges that such Inventory is not and shall not become fixtures, and is not and shall not become subject to any Lien imposed by that customer, which agreement must otherwise be in form and substance reasonably acceptable to Secured Party and its special counsel; and

               (ii) Either (A) cause the landlord or lessor for each location where any of its Inventory is maintained to execute and deliver to Secured Party an estoppel and subordination agreement in substantially the form of EXHIBIT C-4 to the Credit Agreement or such other form as may be reasonably acceptable to Secured Party and its special counsel, or (B) deliver to Secured Party a legal opinion or other evidence (in each case that is reasonably satisfactory to Secured Party and it special counsel) that neither the applicable lease nor the Governmental Requirements of the jurisdiction in which that location is situated provide for contractual, common law, or statutory landlord's Liens that is senior to the Security Interest.

          (c) Other Notices and Actions. Debtor shall promptly notify Secured
              -------------------------
Party of (i) any change in any material fact or circumstance represented or warranted by Debtor with respect to any of the Collateral, and (ii) any claim, action, or proceeding challenging the Security Interest or affecting title to all or any material portion of the Collateral or the Security Interest (and, at Secured Party's request, Debtor shall appear in and defend any such action or proceeding at Debtor's expense). In case of any default or event of default by any other party under or in connection with any material portion (individually or collectively) of the Collateral, Debtor shall immediately use reasonable efforts to remedy the same or immediately demand that the same be remedied),

          (d) Record of Collateral. Debtor shall maintain at its chief executive
              --------------------
office a current record of where all of its Collateral is located and permit Secured Party or its representatives to inspect and make copies from those records pursuant to the Credit Agreement and furnish to Secured Party upon request, from time to time, such documents, lists, descriptions, certificates, and other information necessary or helpful to keep Secured Party informed with respect to the identity, location, status, condition, terms of, parties to, and value of the Collateral.

          (e) Collateral In Trust. While an Event of Default or Potential
              -------------------
Default exists, Debtor shall upon request of Secured Party (unless prevented by operation of applicable Governmental Requirements from making that request, in which event Debtor shall) (i) hold in trust (and not commingle with its other assets) for Secured Party all of its Collateral that is chattel paper, instruments, or documents of title at any time received by it, (ii) promptly deliver that Collateral to Secured Party unless Secured Party at its option gives Debtor written permission to retain any of it, and (iii) cause each chattel paper, instrument, or document of title so retained to be marked to state that it is assigned to Secured Party and each instrument to be endorsed to the order of Secured Party (but failure to be so marked or endorsed may not impair the Security Interest in any such Collateral).

          (f) Perform Obligation.  Debtor shall perform all of its material
              ------------------
obligations under or in connection with all of its Collateral in accordance with customary business practices.

          (g) Impairment of Collateral. Debtor shall not do or permit any act that is reasonably likely to adversely impair the value or usefulness any material portion of any Collateral.

          8. REMEDIES UPON DEFAULT.  While an Event of Default exists, Secured
             ---------------------
Party is, subject to Credit Agreement, entitled to exercise any one or more of the following Rights.

          (a) Rights.  Secured Party may exercise any and all Rights available
              ------
to a secured party under the UCC, in addition to any and all other Rights afforded by this agreement and the other Loan Documents, at law, in equity, or otherwise, including, without limitation (i) requiring Debtor to assemble Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (ii) applying by appropriate judicial proceedings for appointment of a receiver for Collateral, (iii) applying to the Secured Obligation any cash held by Secured Party under this agreement, (iv) reducing any claim to judgment, (v) exercising the Rights of offset or banker's Lien against the interest of Debtor in and to every account and other property of Debtor in Secured Party's possession to the extent of the full amount of the Secured Obligation, (vi) foreclosing the Security Interest and any other Liens Secured Party may have or otherwise realize upon any and all of the Rights Secured Party may have in and to Collateral, and (vii) bringing suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the exercise of any Right granted to Secured Party in any Loan Document.

          (b) Notice.  If any Collateral threatens to decline speedily in value
              ------
or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of that Collateral without notification, advertisement, or other notice of any kind. Otherwise, reasonable notice of the time and place of any public sale of the Collateral -- or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made -- shall be sent to Debtor and to any other Person entitled to notice under the UCC. Notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notice. It is not necessary that the Collateral be at the location of the sale.

          (c) Sales of Securities.  In connection with the sale of any
              -------------------
Collateral that is securities, Secured Party is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Party to render that sale exempt from the registration and similar requirements under applicable Governmental Requirements, and no sale so made in good faith by Secured Party may be deemed not to be "commercially reasonable" because so made.

          (d) Other Sales.  Secured Party's sale of less than all Collateral
              -----------
does not exhaust Secured Party's Rights under this agreement and Secured Party is specifically empowered to make successive sales until all Collateral is sold. If the proceeds of a sale of less than all Collateral is less than the Secured Obligation, then this agreement and the Security Interest remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this agreement is not completed or is, in Secured Party's opinion, defective, that sale does not exhaust Secured Party's Rights under this agreement, and Secured Party is entitled to cause a subsequent sale or sales to be made. All statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this agreement -- whether about nonpayment of the Secured Obligation, the occurrence of any Event of Default, Secured Party's having declared all of the Secured Obligation to be due and payable, notice of time, place, and terms of sale and the properties to be sold having been duly given, or any other act or thing having been duly done by Secured Party -- shall be taken as prima facie evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but such acts must be done in the name and on behalf of Secured Party.

          (e) Obligors.  While an Event of Default exists, Secured Party may
              --------
notify or require each Obligor to make payment directly to Secured Party, and Secured Party may take control of the proceeds paid to Secured Party. Until Secured Party elects to exercise these Rights, Debtor is authorized to collect and enforce the Collateral and to retain and expend all payments made on Collateral. While Secured Party is entitled to and elects to exercise these Rights, Secured Party has the Right in its own name or in the name of Debtor to
(i) compromise or extend time of payment with respect to Collateral for such amounts and upon such terms as Secured Party may reasonably determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral, and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, and (vii) do all other acts and things reasonably necessary to carry out the intent of this agreement. If any Obligor fails to make payment on any Collateral when due while an Event of Default exists, Secured Party is authorized, in its sole discretion, either in its own name or in Debtor's name, to take such action as Secured Party reasonably shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. However, Secured Party is neither (x) liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral (except for its own fraud, gross negligence, willful misconduct, or violation of any applicable Governmental Requirement), nor (y) under any duty whatever to anyone except Debtor and Lenders to account for funds that it shall actually receive under this agreement. A receipt given by Secured Party to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party. While an Event of Default exists, Secured Party may apply or set off amounts paid and the deposits against any liability of Debtor to Secured Party. Regarding the existence of any Event of Default for purposes of this agreement, Debtor agrees that the Obligors on any Collateral may rely upon written certification from Secured Party that an Event of Default exists.

          (f) Power-of-Attorney.  Secured Party is deemed to be irrevocably
              -----------------
appointed as Debtor's agent and attorney-in-fact with all Right to enforce all of Debtor's Rights under or in connection with the Collateral effective and operable at all times while an Event of Default exists. All reasonable costs, expenses, and liabilities incurred and all payments made by Secured Party as Debtor's agent and attorney-in-fact (including, without limitation, reasonable attorney's fees and expenses) are considered a loan by Secured Party to Debtor that is repayable on demand, accrues interest at the Default Rate until paid, and is part of the Secured Obligation.

          (g) Application of Proceeds.  While an Event of Default exists,
              -----------------------
Secured Party shall apply the proceeds of any sale or other disposition of Collateral in the following order: (i) Payment of all its reasonable expenses incurred in retaking, holding, and preparing any Collateral for disposition, in arranging for such disposition, and in actually disposing of the same (all of which are part of the Secured Obligation); (ii) repayment of amounts reasonably expended by Secured Party under PARAGRAPH 9 below; (iii) payment of the balance of the Secured Obligation in the order and manner specified in the Credit Agreement; and (iv) delivery either (A) to Debtor for its account or (B) as a court of competent jurisdiction may direct.

          9. OTHER RIGHTS.
             ------------

           (a) Performance. If Debtor fails to preserve the priority (subject to
               -----------
Permitted Liens) of the Security Interest in any Collateral or otherwise fails to perform any of its obligations under any Loan Document with respect to any Collateral, then Secured Party may, at its option, but without being required to do so, after five Business Days or earlier, if Secured Party in its reasonable judgment deems it necessary, prosecute or defend any suits in relation to the Collateral or take any other action that Debtor is required -- but has failed -- to take. Any amount that is reasonably expended or paid by Secured Party in connection with the foregoing (including, without limitation, court costs and reasonable attorneys' fees and expenses) bears interest at the Default Rate from the date spent or incurred until repaid and is payable (with that interest) by Debtor to Secured Party upon demand and is part of the Secured Obligation.

          (b) Collateral in Secured Party's Possession.  If, while an Event of
              ----------------------------------------
Default exists, any Collateral comes into Secured Party's possession, Secured Party may use that Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of that Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses, costs, Taxes, and other charges incurred by Secured Party in connection with its custody and preservation of that Collateral, all of which bear interest at the Default Rate from the date spent or incurred until repaid and are (with that interest) payable by Debtor to Secured Party upon demand and are part of the Secured Obligation. Except for Secured Party's own fraud, gross negligence, or willful misconduct (i) the risk of accidental loss or damage to, or diminution in value of, any Collateral is on Debtor, (ii) Secured Party has no liability for failure to obtain or maintain insurance or to determine whether any insurance in effect is adequate as to amount or risks insured, (iii) Secured Party has no duty to fix or preserve Rights against any Obligors in respect of any Collateral and is never liable for any failure to use diligence to collect any amount payable in respect of any Collateral (other than to account to Debtor and Lenders for what Secured Party may actually collect or receive).

          (c) Record Ownership of Securities.  While an Event of Default exists,
              ------------------------------
Secured Party may have any Collateral that is securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee.

          (d) Voting of Securities. As long as no Event of Default exists,
              --------------------
Debtor may exercise all voting Rights pertaining to any Collateral that is securities. While an Event of Default exists, the Right to vote any Collateral that is securities is vested exclusively in Secured Party. Accordingly, Debtor irrevocably constitutes and appoints Secured Party as Debtor's proxy and attorney-in-fact -- effective only after notice to Debtor while an Event of Default exists but with full power of substitution -- to vote, and to act with respect to, any Collateral that is securities standing in the name of Debtor or with respect to which Debtor is entitled to vote and act. That proxy is coupled with an interest, is irrevocable, and continues until the Secured Obligation is fully paid and performed.

          (e) Certain Proceeds. The provisions of this CLAUSE (E) are applicable
              ----------------
only while an Event of Default exists. Notwithstanding any contrary provision, all dividends or distributions of property in respect of, and all proceeds of, any Collateral that is securities -- whether those dividends, distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise -- are part of the Collateral, shall, if received by Debtor, be held in trust for Secured Party's benefit, and shall immediately be delivered to Secured Party (accompanied by proper instruments of assignment or stock or bond powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this agreement. Any cash proceeds of any

Collateral that come into Secured Party's possession (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Secured Obligation (to the extent then due), be fully or partially released to or under the written instructions of Debtor for any general or specific purpose, or be fully or partially retained by Secured Party as additional Collateral. Any cash Collateral in Secured Party's possession may be invested by Secured Party in certificates of deposit issued by Secured Party, any Lender, or any other state or national bank having combined capital and surplus greater than $100,000,000 or in securities issued or guaranteed by the United States of America or any of its agencies. Secured Party is never obligated to make any investment and never has any liability to Debtor or any Lender for any loss that may result from any investment or non-investment. All interest and other amounts earned from any investment may be dealt with by Secured Party in the same manner as other cash Collateral.

          (f) INDEMNIFICATION. DEBTOR ASSUMES ALL LIABILITY FOR ALL COLLATERAL,
              ---------------
FOR THE SECURITY INTEREST, AND FOR ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT) AND AGREES TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTY, EACH LENDER, AND THEIR RESPECTIVE REPRESENTATIVES (THE "INDEMNIFIED
                                                               -----------
PARTIES") HARMLESS FROM AND AGAINST, AND DEFEND EACH INDEMNIFIED PARTY AGAINST,
-------
ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, FOR INJURIES TO OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT (WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF DEBTOR OR OF THIRD PARTIES, OR SUCH DAMAGE BE TO PROPERTY OF DEBTOR OR OF OTHERS) AND ALL CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT OF IT. (THE "INDEMNIFIED
                                                             -----------
LIABILITIES"). HOWEVER, NO INDEMNIFIED PARTY IS ENTITLED TO INDEMNITY UNDER THIS
-----------
PARAGRAPH FOR ITS OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR FRAUD OR FOR ANY INDEMNIFIED LIABILITY ARISING FROM ITS ACTIONS AFTER SECURED PARTY HAS FORECLOSED THE SECURITY INTEREST OR ACCEPTED CONVEYANCE IN LIEU OF FORECLOSURE OR (EXCEPT FOR THE PLEDGED SECURITIES) TAKEN POSSESSION OF ANY COLLATERAL. The
    ------
provisions of this paragraph survive the payment and performance of the Secured Obligation and the release of the Security Interest. The foregoing indemnity shall be subject to the provisions of Section 9.12 of the Credit Agreement.

          (10) MISCELLANEOUS.
               -------------

          (a) Term.  This agreement terminates when no Lender has any commitment
              ----
to lend or extend credit under the Credit Agreement and the Secured Obligation is fully paid and performed. No Obligor on any Collateral is obligated to inquire about the termination of this agreement and is fully protected in making payments directly to Secured Party if SECTION 8(E) applies, which payments Secured Party shall pay to Debtor after termination of this agreement.

          (b) No Release.  Neither the Security Interest, Debtor's obligations,
              ----------
nor Secured Party's or any Lenders' Rights under this agreement are released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) The taking or accepting of any other security or assurance for any Secured Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any Secured Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any other Loan Document without the consent of Debtor except as required in that Loan Document; (iv) any present or future insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any Secured Obligation; (v) except as specifically required by any other Loan Document, any renewal, extension, or rearrangement of the payment of any Secured Obligation (either with or without notice to or consent of Debtor) or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of any Secured Obligation; (vii) any failure of Secured Party or any Lender to notify Debtor of any renewal, extension, or assignment of any Secured Obligation, or the release of any security under any other document or instrument, or of any other action taken or refrained from being taken by Secured Party or any Lender against Debtor, or any new agreement between Secured Party, any Lender, and Debtor, it being understood that, except as expressly required by the Credit Agreement, neither Secured Party nor any Lender is required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Secured Obligation, including, without limitation, notice of acceptance of this agreement or any Collateral ever delivered to or for the account of Secured Party under this agreement; (viii) the illegality, invalidity, or unenforceability of any Secured Obligation against any third party obligated with respect to it by reason of the fact that the Secured Obligation, or the interest paid or payable with respect to any of it, exceeds the amount permitted by applicable Governmental Requirements, the act of creating any of it is ultra vires, or the officers, partners, or trustees creating any of it acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect to any Secured Obligation is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund any payment on any Secured Obligation or pay the amount of it to someone else.

          (c) Waivers.  To the maximum extent lawful, except to the extent
              -------
expressly otherwise provided in this agreement or in any other Loan Document, Debtor waives (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust Rights in Collateral, or to pursue any other Right that Secured Party or any Lender may have; (ii) with respect to the Secured Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, notice of acceleration, and notice of intent to accelerate; and (iii) all Rights of marshaling in respect of any Collateral.

          (d) Financing Statement.  Secured Party may at any time file this
              -------------------
agreement (or a carbon, photographic, or other reproduction of this agreement) as a financing statement, but the failure of Secured Party to do so does not impair the validity or enforceability of this agreement.

          (e) Information.  Except as otherwise provided by applicable
              -----------
Governmental Requirements, Secured Party's charge for furnishing each statement of account or each list of Collateral is $10.00.

          (f) Loan Document.  This agreement is a Loan Document and is subject
              -------------
to the applicable provisions of SECTIONS 1 and 17 of the Credit Agreement, all of which are incorporated in this agreement by reference the same as if set forth in this agreement verbatim.

          (g) Amendments, Etc.  No amendment, waiver, or discharge to or under
              ---------------
this agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of SECTION 17.8 of the Credit Agreement.

          (h) ENTIRETY.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH
              --------
DEBTOR IS PARTY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          (i) Secured Party and Lenders.  Secured Party is the administrative
              -------------------------
agent for each Lender under the Credit Agreement. The Security Interest and all Rights granted to Secured Party under or in connection with this agreement are for each Lender's ratable benefit. Secured Party may, without the joinder of any Lender, exercise any Rights in Secured Party's or Lenders' favor under or in connection with this agreement, including, without limitation, conducting any foreclosure sales and executing full or partial releases of, amendments or modifications to, or consents or waivers under this agreement. Secured Party's and each Lender's Rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, Debtor need not inquire about any such agreement and is not subject to any terms of it. Therefore, neither Debtor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

          (j) Parties.  This agreement benefits Secured Party, Lenders, and
              -------
their respective successors and assigns and binds Debtor and its successors and assigns. Upon appointment of any successor Administrative Agent under the Credit Agreement, all of the Rights of Secured Party under this agreement automatically vests in that new Administrative Agent as successor Secured Party on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The Rights of Secured Party and Lenders under this agreement may be transferred with any assignment of the Secured Obligation. The Credit Agreement contains provisions governing assignments of the Secured Obligation and of Rights and obligations under this agreement.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.

     EXECUTED as of the date first stated above.

                              PLASMA & MATERIALS TECHNOLOGIES, INC., as Debtor



                              By  /s/ John W. LaValle
                                 ---------------------------------------------
                                    John W. LaValle, Vice President


     Secured Party executes this agreement in acknowledgment of PARAGRAPH 10(H) above.

                              NATIONSBANK OF TEXAS, N.A., as Administrative Agent for Lenders, as Secured Party



                              By /s/ Stan W. Reynolds
                                ------------------------------------------------
                                    Stan W. Reynolds, Vice President

                                    ANNEX 1
                                    -------

                                   LOCATIONS
                                   ---------


           DEBTOR               PRINCIPAL PLACE OF   LOCATION OF BOOKS      LOCATION(S) OF                          OWNER/MANAGER OF

                                   BUSINESS AND         AND RECORDS           INVENTORY                                 PREMISES
                                 CHIEF EXECUTIVE        CONCERNING                                                  WHERE INVENTORY
                                      OFFICE             ACCOUNTS                                                       LOCATED


                                                                                STATE                COUNTY
                                                                                                   (NUMBER OF
                                                                                                     SITES)
                                                                      =========================================

Plasma & Materials              9255 Deering Ave.    9255 Deering Ave.   CA                     Los Angeles (3)    (Landlord as to
Technologies, Inc.              Chatsworth, CA       Chatsworth, CA                                                main office and
                                91311                            91311                                             one other
                                                                                                                   location with
                                                                                                                   inventory)

                                                                                                                   Northpark
                                                                                                                   Industrial
                                                                                                                   8929 Wilshire
                                                                                                                   Blvd.,
                                                                                                                   Beverly Hills,
                                                                                                                   California  90210


                                                                                                                   (Landlords as to
                                                                                                                   one location with
                                                                                                                   inventory)

                                                                                                                   Jack W. Maxwell,
                                                                                                                   S. Alejandra
                                                                                                                   Aranovich, Warren
                                                                                                                   C. Bradley, Clara
                                                                                                                   Bradley, Terry H.
                                                                                                                   Hill, and Sharon
                                                                                                                   D. Hill
                                                                                                                   1096 Coast
                                                                                                                   Village Road
                                                                                                                   Santa Barbara,
                                                                                                                   California 93108

                                                                                  TX              Dallas (1)        Koll Management
                                                                                                                    Services, Inc.
                                                                                                                    12801 N. Central

                                                                                                                    Expressway
                                                                                                                    Dallas, Texas
                                                                                                                    75243
----------------------------------------------------------------------------------------------------------------------------------


                                   GUARANTY
                                   --------

     THIS GUARANTY is executed as of the date last stated below by each of the undersigned as a "Guarantor" (whether one or more, "GUARANTORS"), for the benefit of NATIONSBANK OF TEXAS, N.A., a national banking association (in its capacity as Administrative Agent for the Lenders now or in the future party to the Credit Agreement described below, "ADMINISTRATIVE AGENT").

     Plasma & Materials Technologies, Inc. ("US BORROWER"), Electrotech Limited and Electrotech Equipments Limited (collectively, "UK BORROWERS"), Administrative Agent, Lloyds Bank Plc, as "UK-Collateral Agent," and certain Lenders have executed the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of November 15, 1996. US Borrower and UK Borrowers are collectively referred to in this guaranty as "BORROWERS." This guaranty is integral to the transactions contemplated by the Loan Documents and is a condition precedent to Lenders' obligations to extend or to continue to extend credit under the Credit Agreement.

     ACCORDINGLY, for adequate and sufficient consideration, each Guarantor jointly and severally guarantees to Administrative Agent and Lenders the prompt payment of the Guaranteed Debt (defined below) at -- and at all times after -- its maturity (by acceleration or otherwise) as follows:

     1.   DEFINITIONS.  Terms defined in the Credit Agreement have the same
          -----------
meanings when used -- unless otherwise defined -- in this guaranty. As used in this guaranty:

     ADMINISTRATIVE AGENT is defined in the preamble to this guaranty and includes its successor appointed under SECTION 16 of the Credit Agreement and acting as administrative agent for Lenders under the Loan Documents.

     BORROWER means any of the Borrowers described in the recitals to this guaranty and includes, without limitation, a Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for a Borrower or for all or substantially all of a Borrower's assets under any Debtor Law.

     CREDIT AGREEMENT is defined in the recitals to this guaranty.

     GUARANTEED DEBT means the US Obligation and the UK Obligation, as defined in the Credit Agreement, and all present and future costs, attorneys' fees, and expenses reasonably incurred by Administrative Agent or any Lender to enforce any Borrower's, any Guarantor's, or any other obligor's payment of any of the US Obligation and the UK Obligation, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of (S)(S) 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if any Borrower or any Subsidiary voluntarily or involuntarily becomes subject to any Debtor Law).

     GUARANTORS is defined in the preamble to this guaranty.

     SUBORDINATED DEBT means all present and future obligations of any Borrower to any Guarantor, whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to any Guarantor, (c) held by or are to be held by any Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

    2.    GUARANTY.  This is an absolute, irrevocable, and continuing guaranty,
          --------
and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of any Guarantor with respect to the Guaranteed Debt incurred after that. This guaranty remains in effect until the Guaranteed Debt is fully paid and performed and all commitments to extend any credit under the Credit Agreement have terminated. No Guarantor may rescind or revoke its obligations with respect to the Guaranteed Debt. Notwithstanding any contrary provision in this guaranty, however, each Guarantor's maximum liability under this guaranty is limited, to the extent, if any, required so that its liability is not subject to avoidance under any Debtor Law.

    3.    CONSIDERATION.  Each Guarantor represents and warrants that (a) the
          -------------
value of the consideration received and to be received by it is reasonably worth at least as much as its liability under this guaranty and (b) such liability may reasonably be expected to directly or indirectly benefit it.

    4.    CUMULATIVE RIGHTS.  If any Guarantor becomes liable for any
          -----------------
indebtedness owing by any Borrower to Administrative Agent or any Lender, other than under this guaranty, that liability may not be in any manner impaired or affected by this guaranty. The Rights of Administrative Agent or Lenders under this guaranty are cumulative of any and all other Rights that Administrative Agent or Lenders may ever have against each Guarantor. The exercise by Administrative Agent or Lenders of any Right under this guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other Right.

    5.    PAYMENT UPON DEMAND.  If an Event of Default exists, each Guarantor
          -------------------
shall -- on demand and without further notice of dishonor and without any notice having been given to any Guarantor previous to that demand of either the acceptance by Administrative Agent or Lenders of this guaranty or the creation or incurrence of any Guaranteed Debt -- pay the amount of the Guaranteed Debt then due and payable to Administrative Agent and Lenders. It is not necessary for Administrative Agent or Lenders, in order to enforce that payment by any Guarantor, first or contemporaneously to institute suit or exhaust remedies against any Borrower or others liable on any Guaranteed Debt or to enforce Rights against any collateral securing any Guaranteed Debt.

    6.    SUBORDINATION.  The Subordinated Debt is expressly subordinated to the
          -------------
full and final payment of the Guaranteed Debt. Each Guarantor agrees not to accept any payment of any Subordinated Debt from any Borrower if an Event of Default exists. If any Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, that Guarantor shall hold that payment in trust for Administrative Agent and Lenders and promptly turn it over to Administrative Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

    7.    SUBROGATION AND CONTRIBUTION.  Until no Lender is obligated to lend or
          ----------------------------
issue BGs or LCs under the Credit Agreement and the Guaranteed Debt has been fully paid and performed (a) no Guarantor may assert, enforce, or otherwise exercise any Right of subrogation to any of the Rights or Liens of Administrative Agent or Lenders or any other beneficiary against Borrower or any other obligor on the Guaranteed Debt or any collateral or other security or any Right of recourse, reimbursement, subrogation, contribution, indemnification, or similar Right against Borrower or any other obligor on any Guaranteed Debt or any guarantor of it, (b) each Guarantor defers all of the foregoing Rights (whether they arise in equity, under contract, by statute, under common law, or otherwise), and (c) each Guarantor defers the benefit of, and any Right to participate in, any collateral or other security given to Administrative Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt.

    8.    NO RELEASE.  No Guarantor's obligations under this guaranty may be
          ----------
released, diminished, or affected by the occurrence of any one or more of the following events: (a) Any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on the US Obligation or the UK Obligation; (d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any other obligor at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Administrative Agent or any Lender to any other obligor on the US Obligation or the UK Obligation; (g) any neglect, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt; (h) any failure of Administrative Agent or any Lender to notify any Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Administrative Agent or any Lender against any Borrower or any new agreement between Administrative Agent, any Lender, and any Borrower, it being understood that neither Administrative Agent nor any Lender is required to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to Guarantors by Law or elsewhere in this guaranty; (i) the unenforceability of any Guaranteed Debt against any other obligor because it exceeds the amount permitted by Law, the act of creating it is ultra vires, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the US Obligation or the UK Obligation to Administrative Agent or Lenders is held to constitute a preference under any Debtor Law or for any other reason Administrative Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this guaranty will be reinstated in an amount equal to that payment).

    9.    WAIVERS.  To the maximum extent lawful, each Guarantor waives all
          -------
Rights by which it might be entitled to require suit on an accrued right of action in respect of any Guaranteed Debt or require suit against any Borrower or others, whether arising under (S) 34.02 of the Texas Business and Commerce Code, as amended (regarding its Right to require Administrative Agent or Lenders to sue any Borrower on accrued right of action following its written notice to Administrative Agent or Lenders), (S) 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against it without suit against a Borrower, but precluding entry of judgment against it before entry of judgment against that Borrower), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Administrative Agent or Lenders to join a Borrower in any suit against it unless judgment has been previously entered against that Borrower), or otherwise.

    10.   CREDIT AGREEMENT PROVISIONS.  Each Guarantor acknowledges that certain
          ---------------------------
(a) representations and warranties in the Credit Agreement are applicable to it and confirms that each such representation and warranty is true and correct, and
(b) covenants and other provisions in the Credit Agreement are applicable to it or are imposed upon it and agrees to promptly and properly comply with or be bound by each of them.

    11.   RELIANCE AND DUTY TO REMAIN INFORMED.  Each Guarantor confirms that it
          ------------------------------------
has executed and delivered this guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this guaranty. Each Guarantor confirms that it has made its own independent investigation with respect to Borrower's creditworthiness and is not executing and delivering this guaranty in reliance on any representation or warranty by Administrative Agent or any Lender as to that creditworthiness.
Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrowers and any circumstances affecting Borrowers' ability to perform under the Loan Documents to which it is a party or any collateral securing any Guaranteed Debt.

    12.   NO REDUCTION.  The Guaranteed Debt may not be reduced, discharged, or
          ------------
released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed
Debt) of any Borrower or any other obligor against Administrative Agent or Lenders or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

    13.   VENUE AND SERVICE OF PROCESS.  EACH GUARANTOR (A) IRREVOCABLY SUBMITS
          ----------------------------
TO THE NONEXCLUSIVE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT, (B) IRREVOCABLY WAIVES -- TO THE FULLEST EXTENT PERMITTED BY LAW -- ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION BROUGHT IN CONNECTION WITH ANY LOAN DOCUMENT OR THE GUARANTEED DEBT BROUGHT IN DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THOSE COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT LEGAL PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND-DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE IS DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS AS PROVIDED IN THIS GUARANTY, AND (E) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE GUARANTEED DEBT MAY BE BROUGHT IN ONE OF THOSE COURTS. The scope of each of these waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction --including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. These waivers are a material inducement to the agreement by Administrative Agent and each Lender to enter into the Loan Documents, and they have each relied -- and may continue to rely -- on these waivers in its dealings with Guarantors. Each Guarantor represents and warrants that it has reviewed these waivers with its legal counsel, and that it knowingly and voluntarily agrees to each waiver following consultation with legal counsel. These waivers are irrevocable, may not be modified either orally or in writing, and apply to any renewals, extensions, amendments, and replacements of any Loan Document.

    14.   LOAN DOCUMENT.  This guaranty is a Loan Document and is subject to the
          -------------
applicable provisions of SECTIONS 1 and 17 of the Credit Agreement, all of which are incorporated into this guaranty by reference the same as if set forth in this guaranty verbatim.

    15.   COMMUNICATIONS.  For purposes of SECTION 17.2 of the Credit Agreement,
          --------------
each Guarantor's address and telecopy number are the same as US Borrower's.

    16.   AMENDMENTS, ETC.  No amendment, waiver, or discharge to or under this
          ---------------
guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of SECTION 17.9 of the Credit Agreement.

    17.   ENTIRETY.  THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH ANY
          --------
GUARANTOR IS A PARTY REPRESENT THE FINAL AGREEMENT BETWEEN THAT GUARANTOR, ADMINISTRATIVE AGENT, AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS GUARANTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    18.   ADMINISTRATIVE AGENT AND LENDERS.  Administrative Agent is the
          --------------------------------
Administrative Agent for each Lender under the Credit Agreement. All Rights granted to Administrative Agent under or in connection with this guaranty are for each Lender's ratable benefit. Administrative Agent may, without the joinder of any Lender, exercise any Rights in Administrative Agent's or Lenders' favor under or in connection with this guaranty. Administrative Agent's and each Lender's Rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, no Guarantor is required to inquire about any such agreement or is subject to any terms of it unless that Guarantor specifically joins it. Therefore, neither any Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

    19.   PARTIES.  This guaranty benefits Administrative Agent, Lenders, and
          -------
their respective successors and assigns and binds each Guarantor and its successors and assigns. Upon appointment of any successor Administrative Agent under the Credit Agreement, all of the Rights of Administrative Agent under this guaranty automatically vests in that new Administrative Agent as successor Administrative Agent on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The Rights of Administrative Agent and Lenders under this guaranty may be transferred with any assignment of the Guaranteed Debt. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of Rights and obligations under this guaranty.

US BORROWER'S OBLIGATIONS UNDER THIS GUARANTY CONSTITUTE "DESIGNATED SENIOR DEBT," AS THAT TERM IS DEFINED IN THE INDENTURE (AS RENEWED, EXTENDED, AMENDED, OR SUPPLEMENTED) DATED AS OF OCTOBER 7, 1996, BETWEEN US BORROWER AND U.S. TRUST COMPANY OF CALIFORNIA, N.A., PROVIDING FOR THE ISSUANCE OF US BORROWER'S 7-1/8% CONVERTIBLE SUBORDINATED NOTES DUE 2001.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.

     EXECUTED as of _____________________, 199______.

                              PLASMA & MATERIALS TECHNOLOGIES, INC.,
                              as Guarantor


                              By
                                    --------------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

     Administrative Agent executes this guaranty in acknowledgement of PARAGRAPH 17 above.

                              NATIONSBANK OF TEXAS, N.A.,
                              as Administrative Agent


                              By
                                    --------------------------------------
                                    Stan W. Reynolds, Vice President

                      GUARANTY SIGNATURE PAGE ONE OF ONE

                COLLATERAL ASSIGNMENT OF INTELLECTUAL PROPERTY
                ----------------------------------------------

     THIS AGREEMENT is entered into as of November 15, 1996, between PLASMA & MATERIALS TECHNOLOGIES, INC., a California corporation having a principal place of business at 9255 Deering Avenue, Chatsworth, California 91311 ("ASSIGNOR"), and NATIONSBANK OF TEXAS, N.A., a national banking association having a principal place of business at 901 Main Street, Dallas, Texas 75202 (in its capacity as Administrative Agent for the Lenders now or in the future party to the Credit Agreement described below, "ADMINISTRATIVE AGENT").

1.   DEFINED TERMS.  Unless otherwise defined herein, capitalized terms used in
     -------------
     this agreement have the meanings assigned in the Credit Agreement (as hereinafter defined) and the following terms shall have the following meanings:

     "BOOKS AND RECORDS" are defined in SECTION 2(d) hereof.

     "BORROWERS" means, collectively, Assignor, Electrotech Limited, a UK corporation, and Electrotech Equipments Limited, a UK corporation.

     "CHATTEL PAPER" shall have the meaning assigned to such term in the Code.

     "CODE" shall mean Chapter 9 of the Uniform Commercial Code as in effect from time to time in the State of Texas as amended (or any successor statute).

     "COLLATERAL" shall have the meaning assigned to such term in SECTION 2 hereof.

     "COPYRIGHTS" shall have the meaning assigned to such term in SECTION 2 hereof.

     "CREDIT AGREEMENT" shall mean that certain Credit Agreement by and among Borrowers Administrative Agent, UK-Collateral Agent, and other Lenders dated as of the date hereof.

     "EVENT OF DEFAULT" shall have the meaning assigned to such term in SECTION 6 hereof.

     "INSTRUMENTS" shall have the meaning assigned to such term in the Code.

     "PATENTS" shall have the meaning assigned to such term in SECTION 2 hereof.

     "SECURED OBLIGATION" shall have the meaning assigned to such term in
     SECTION 3 hereof.

     "TRADEMARKS" shall have the meaning assigned to such term in SECTION 2 hereof.

2.   GRANT OF SECURITY INTEREST.  For value received and as collateral security
     --------------------------
     for the Secured Obligation, Assignor hereby grants to Administrative Agent for the benefit of the Lenders a security interest, lien and mortgage in and to, and agrees and acknowledges that Administrative Agent has, and shall continue to have, a security interest, lien and mortgage in and to, its rights in all those assets and properties of Assignor of the types described below, wherever located, however arising or created, and whether now owned or existing or hereafter arising, created or acquired:

     (a)     All patents, patent applications, and patent rights, together with
             (i) all reissues, divisions, substitutions, continuations, continuations-in-part, renewals and extensions thereof, (ii) all income, royalties, damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing patents, patent applications and patent rights are hereinafter referred to as the "PATENTS"), including but not limited to those listed on EXHIBIT A attached hereto;

(b) All trademarks and service marks, and all trademark registrations, service mark registrations, trade names, trade name rights, trademark applications, service mark applications, trade styles, logos, together with
     (i) all renewals thereof, (ii) all income, royalties, damages, and payments now or hereafter due and payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof,
     (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, service marks, trademark registrations, service mark registrations, trade names, trade name rights, trademark applications, service mark applications, trade styles and logos, are hereinafter referred to as the "TRADEMARKS"), and the goodwill of Assignor's business connected with and symbolized by the Trademarks, including but not limited to those listed on EXHIBIT A attached hereto;

(c) All original works of authorship fixed in any tangible medium of expression, including but not limited to all musical works, lyrics, sound recordings, literary works (including without limitation, computer software), dramatic works, pictorial, graphic and sculptural works, architectural works, and mask works, all whether published or unpublished, complete or incomplete, joint or sole works, and whether or not subject to an existing copyright, including the rights to reproduce them, prepare derivative works, distribute them, publicly perform or display them, arrange or contract for the exploitation of all or any part of them, and make any alterations, additions, deletions or other changes to them, and all copyrights and copyright registrations and recordings thereof in the United States or in countries foreign thereto, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, or any foreign country, together with (i) all extensions, reissues or renewals thereof, (ii) all income, royalties, damages and payments for past, present or future infringements thereof,
     (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing hereinafter referred to as the "COPYRIGHTS"), including but not limited to those listed on EXHIBIT A attached hereto;

(d) All books, records, files, computer programs, data processing records, computer software, documents and other information, property, or general intangibles, at any time evidencing, describing, or pertaining to, and all containers and packages for, the property described or referred to in SUBSECTIONS (a) through (c) above (the "BOOKS AND RECORDS"); and

(d) All products and proceeds (as defined in the Code) of any of the property described above in any form, and all proceeds of such proceeds, including, without limitation, all cash and credit balances, all payments under any indemnity, warranty or guaranty with respect to any of such property, all awards for taking by eminent domain, all proceeds of fire or other insurance, including any refunds of unearned premiums in connection with any cancellation, adjustment, or termination of any insurance policy, all proceeds obtained as a result of any legal action or proceeding with respect to any of such property, and claims by Assignor against third parties for loss or damage to, or destruction of, any of such property.

The property described or referred to in SUBSECTIONS (a) through (e) above is hereinafter collectively called the "COLLATERAL."

3.   INDEBTEDNESS SECURED.  The security interest contained herein is granted to
     --------------------
     secure the payment and performance of:

     (a) Any and all loans, advances (including, without limitation, future advances), indebtedness, obligations and liabilities of any of the Borrowers to any of the Lenders however evidenced, whether as principal or guarantor or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed, or extended (the "INDEBTEDNESS"), including, without limitation, the US Obligation and the UK Obligation;

     (b) All costs and expenses reasonably incurred by Administrative Agent to obtain, preserve, perfect and enforce the security interest granted hereby and all other liens and security interests securing payment of the Indebtedness, to collect the Indebtedness and, to the extent any guarantors of the Indebtedness or the Borrowers are obligated to pay such costs and expenses pursuant to the Credit Agreement or any other Loan Document, to maintain, preserve and collect the Collateral, including, but not limited to, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rent, storage charges, advertising costs, brokerage fees and expenses of sale; and

     (c) All renewals, extensions and modifications of the Indebtedness or any part thereof.

The Indebtedness and costs mentioned in this SECTION 3 are hereinafter collectively referred to herein as the "SECURED OBLIGATION."

4.   ASSIGNOR'S WARRANTIES AND REPRESENTATIONS.  Subject to the disclosures set
     -----------------------------------------
     forth in SCHEDULE 8.20 of the Credit Agreement, Assignor represents and warrants to Administrative Agent that:

     (a) Assignor has the authority to execute, deliver and perform this agreement; and the execution and performance hereof have been authorized by all necessary action of Assignor;

     (b) Except for Permitted Liens, the Collateral is free and clear of all liens and subject only to such Permitted Liens, Assignor has good and indefeasible title to the Collateral;

     (c) As to after-acquired Collateral which is material to the operation of Assignor's business, Assignor will have when such Collateral becomes subject to this agreement, good and indefeasible fee or leasehold title to, the Collateral, free and clear of all liens except Permitted Liens;

     (d) The place of business (or chief executive office if Assignor maintains more than one place of business) of Assignor is at 9255 Deering Avenue, Chatsworth, California 91311;

     (e) Except as disclosed in writing to Administrative Agent, no material dispute, right of set-off, counterclaim or defenses have been successfully asserted or are currently being asserted against Assignor with respect to any part of the Collateral;

     (f) The Patents, Trademarks and Copyrights listed on EXHIBIT A constitute all of the current Patents, registered and material unregistered Trademarks, and registered and material unregistered Copyrights owned by Assignor and include all of the current Patents, Trademarks, and Copyrights material to the operation of Assignor. All of the Patents, registered Trademarks and registered Copyrights listed on EXHIBIT A are subsisting and in full force and effect and have not been adjudged invalid, void or unenforceable in the countries indicated. Further, to the best of Assignor's knowledge, Assignor may utilize such Patents, Trademarks, and Copyrights in its business in those countries where Assignor conducts significant business, where patent, trademark or copyright applications still are pending (notwithstanding the outcome of said applications) or where no patents, trademark registrations, or copyrights registrations exist;

     (g) Other than as disclosed in the Credit Agreement, no claim has been made successfully or is currently being made that the use of any of the Patents, Trademarks, or Copyrights which are material to the operation of Assignor's business does or may violate the rights of any third person (including, without limitation, any demand or request that Assignor license or acquire any rights from a third party) and Assignor has no knowledge of any third person infringing on or misappropriating any of Assignor's rights in the Patents, Trademarks, and Copyrights which infringement or misappropriation would constitute a Material-Adverse Event;

     (h) All of the representations and warranties made by Assignor in all instruments and documents evidencing and securing the Secured Obligation or any part thereof, including, without limitation, this agreement, were true and correct in all material respects when made;

     (i) There have been no claims made successfully and there are no claims currently being made against Assignor asserting the invalidity, misuse or unenforceability of any of the Patents, Trademarks, or Copyrights which are material to the operation of Assignor's business, and to the best of Assignor's knowledge, there are no valid grounds for same;

     (j) To the best of Assignor's knowledge, the conduct of Assignor's business has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any intellectual property rights of the type listed in SUBSECTIONS (a) through (c) of
          SECTION 2 above of other persons or entities, nor would any future conduct as presently contemplated infringe, misappropriate or conflict with any such intellectual property rights of other persons or entities, subject to any such infringement, misappropriation or conflict as, in the aggregate, has previously been settled or has not given rise to and does not give rise to any liability on the part of Assignor which has caused or may cause a Material-Adverse Event; and

     (k) Any errors or inaccuracies contained in applications for registration or issuance and subsequent prosecution of the Patents, Trademarks, and Copyrights were inadvertent and made in good faith.

5.   ASSIGNOR'S COVENANTS AND AGREEMENTS.  Assignor covenants and agrees with
     -----------------------------------
     Administrative Agent that:

     (a) Assignor shall, at its expense, make, procure, execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other instruments, certificates, assignments, passbooks and supplemental writings, and do and deliver all acts, things, writings and assurances as Administrative Agent may from time to time reasonably require in order to comply with the Code, or any other applicable law, and to preserve and protect the security interest hereby granted. In the event, for any reason, that the laws of any jurisdiction other than the State of Texas becomes or is applicable to the creation, perfection or continuation of Administrative Agent's security interest and lien in the Administrative Agent, or any part thereof, Assignor agrees to execute and deliver all such instruments and to do all such other things as may be necessary or appropriate to preserve, protect and enforce the security interest or lien of Administrative Agent, under the law of such other jurisdiction, to at least the same extent as such security interest would be protected under the Code;

     (b) Until the termination of this agreement, Assignor will not execute and there will not be on file in any public office any financing statement or statements creating or evidencing a Lien covering any of the Collateral, except as may have been or may hereafter be granted to Administrative Agent or that may evidence or perfect other Permitted Liens and Assignor further agrees that it will keep the Collateral free from any lien, or any other legal or equitable process, or any encumbrance of any kind or character, except for Permitted Liens;

     (c) Administrative Agent and its agents shall have the right to examine, audit, inspect and copy, as the case may be, the Collateral during all normal business hours after reasonable notice to Assignor, the exercise of such right to be conditioned on the entry by Administrative Agent and its agents into a reasonable nondisclosure agreement or the adoption of other means reasonably needed to protect the confidentiality of material examined, audited, inspected, and copied pursuant to this paragraph.

     (d) Upon the occurrence and during the continuance of an Event of Default, Assignor shall promptly, at its expense, upon the request of Administrative Agent:

          i. Deliver to Administrative Agent, with appropriate endorsement or assignment, all Instruments, Chattel Paper, monies, checks, notes, drafts and other evidence of indebtedness, or other property in the nature of items of payment representing proceeds of any of the Collateral, or arising from an account, which are then in, or may thereafter come into, Assignor's possession; and

          ii. To the extent permitted by law, direct all parties obligated on any of the Collateral to make all payments due or to become due thereon directly to Administrative Agent or to such other person or officer as may be specified by Administrative Agent;

     (e) Assignor shall perform, at its sole cost and expense, any and all reasonable steps, and shall pay the amount of all reasonable expenses necessary to defend and enforce the security interest in, any of the Collateral and to defend, enforce and collect the Collateral

          (other than Collateral that Assignor reasonably deems to be no longer necessary for the conduct of its business);

     (f) All risk and liability for safekeeping of the Collateral shall at all times, either before or after possession thereof by Administrative Agent, remain that of Assignor;

     (g) Assignor shall give Administrative Agent thirty-days' prior written notice of any change in its chief executive office;

     (h) Except for Patents, Trademarks, or Copyrights that Assignor reasonably deems not to be or no longer necessary for the conduct of its business, Assignor shall (i) promptly file applications for all future Patents, Trademarks, or Copyrights in the United States Copyright Office and the United States Patent and Trademark Office, and where deemed appropriate corresponding foreign offices in which Assignor has or expects to have significant business, (ii) diligently prosecute any patent, trademark, service mark, or copyright application of the Patents, Trademarks or Copyrights, now or hereafter pending, for so long as registration is deemed to be reasonably probable and cost effective, (iii) file, prosecute, and defend all infringements, opposition and cancellation proceedings that would have a material adverse impact on any of the Collateral, except those actions which would have no reasonable likelihood of success or would not be cost effective, (iv) preserve, maintain and renew all rights and patents and patent applications, trademark, service mark or copyright applications, trademark, service mark or copyright registrations of the Patents, Trademarks, or Copyrights (any expenses incurred in connection with such application shall be borne by Assignor), for so long as the success of such efforts is reasonably probable and such efforts are cost effective, (v) not abandon any pending patent, trademark, service mark or copyright application, without the consent of Administrative Agent, which consent shall not be unreasonably withheld, and (vi) make reasonable, cost effective, efforts to remedy and correct all errors and inaccuracies that Assignor becomes aware of in any applications for registration and subsequent prosecution of the Trademarks and the Copyrights;

     (i) Except as specifically allowed in the Credit Agreement, Assignor shall not sell or assign its interest in, or grant any license under, the Patents, Trademarks, or Copyrights without the prior consent of Administrative Agent, except for (i) licenses to affiliates of Assignor permitted under the Credit Agreement, (ii) licenses to end-users of the Assignor's products as limited by the end-users' license agreements, and (iii) licenses implied as a result of product sales permitted under the Credit Agreement;

     (j) Assignor shall maintain the quality of any and all products or services in connection with the Patents, Trademarks, or Copyrights, consistent with the quality of such products or services as of the date hereof;

     (k) Except as specifically allowed in the Credit Agreement, Assignor shall not, without Administrative Agent's prior written consent, enter into any agreement, including, but not limited to, any licensing agreement, that is inconsistent with Assignor's obligations under this agreement or the Credit Agreement, will not take any action, or permit any action to be taken, that would affect the validity or enforcement of the rights transferred to Administrative Agent under this agreement or which may result in a material change to or abandonment, invalidation, unenforceability, avoidance or diminution in the value of the Patents, Trademarks, or Copyrights and shall notify Administrative Agent immediately if it knows of any reason or has reason to know that any of the Patents, Trademarks, or Copyrights may become abandoned, invalidated, unenforceable, voided or diminuted in value;

     (l) If Assignor shall, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any patents, trademarks, service marks or copyrights with the United States Patent and Trademark Office or the United States Copyright Office or any similar office or agency in the United Kingdom or any other country or any political subdivision thereof or (ii) file any assignment of any patent, copyright, service mark or trademark, which Assignor may acquire from a third party, with the United States Patent and Trademark Office or the United States Copyright Office or any similar office or agency in the United Kingdom or any other country or any political subdivision thereof, then Assignor shall, no less often than the last day of each calendar quarter during the term of this agreement notify Administrative Agent thereof, and, upon request of Administrative Agent, execute and deliver any and all assignments, agreements, instruments, documents and papers as Administrative Agent may request to evidence the Administrative Agent's interest in such patent, trademark, service mark or copyright and the goodwill and general intangibles of Assignor relating thereto or represented thereby, and Assignor hereby constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes; such power being coupled with an interest is irrevocable until the Secured Obligation is paid in full. If Assignor shall obtain rights to any new patents, trademarks, service marks, or copyrights, the provisions of this agreement shall automatically apply thereto and Assignor shall give to Administrative Agent prompt notice thereof in writing; Assignor hereby authorizes the Administrative Agent to modify this agreement by amending EXHIBIT A to include any future patents, trademarks, service marks, or copyrights, or patent applications, trademark applications, service mark applications or copyright applications covered by this agreement; and

     (m) Assignor assumes all responsibility and liability arising from the use of the Trademarks, Patents, and Copyrights, and Assignor hereby indemnifies and holds Administrative Agent harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in product manufactured, promoted or sold by Assignor (or any affiliate or subsidiary thereof) in connection with any Trademark, Patent, or Copyright or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Assignor (or any affiliate or subsidiary thereof). Assignor agrees that Administrative Agent does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance or any obligations to be performed under or with respect to any such agreement or contract by Assignor.

6.   EVENTS OF DEFAULT.  Assignor shall be in default under this agreement upon
     -----------------
     the happening of any of the following events or conditions (hereinafter called an "EVENT OF DEFAULT"):

     (a) An Event of Default under the Credit Agreement shall occur and be continuing;

     (b) Except for the transactions allowed by this agreement and the Credit Agreement, the ownership of the Collateral or any of the Collateral, or any legal or equitable interest therein, becomes vested in a person or entity other than Assignor; or

     (c) Administrative Agent's liens in any material part of the Collateral should become unenforceable, or with the exception of Permitted Liens, cease to be first priority liens.

7.   POWER OF ATTORNEY.  Assignor hereby irrevocably constitutes and appoints
     -----------------
     Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact, effective upon the occurrence of and during the continuance of an Event of Default, with full irrevocable power and authority in its name or in Administrative Agent's own name, to take after the occurrence and during the continuance of an Event of Default any and all action and to execute thereafter any and all documents and instruments which Administrative Agent deems necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, Assignor hereby gives Administrative Agent the power and right on its behalf and in its own name to do any of the following, without notice to or the consent of said Assignor, but only after the occurrence and during the continuance of an Event of Default:

     (a) to demand, sue for, collect, or receive in the name of any Assignor or in its own name or in the name of Administrative Agent, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral;

     (b) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

     (c) to send requests for verification to parties obligated in respect of the Collateral;

     (d) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct and to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

     (e) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral or to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate;

     (f) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Obligation; and

     (g) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Assignors' expense, at any time, or from time to time, all acts and things which the Administrative Agent deem reasonably necessary to protect, preserve or realize upon the Collateral and Administrative Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Administrative Agent shall not be under any duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Administrative Agent in this agreement, and shall not be liable for any failure to do so or any delay in doing so. Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in Administrative Agent's capacity or in Administrative Agent's capacity as attorney-in-fact except acts or omissions resulting from their own gross negligence or willful misconduct. This power of attorney is conferred on Administrative Agent solely to protect, preserve, and realize upon Lenders' security interest in the Collateral. Administrative Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

8.   ADMINISTRATIVE AGENT'S RIGHTS AND REMEDIES.
     ------------------------------------------

     (a) In the event of the occurrence and during the continuance of any Event of Default, in addition to the rights and remedies provided in SECTION 7 hereof and in the Code, without demand, presentment, notice of intention to accelerate, notice of acceleration or any other notice (which are fully waived):

          i. Administrative Agent may, at its option, take possession and dispose of all or any portion of the Collateral, to the extent permitted by law, at public or private sale, as a unit or in parcels, upon any terms and prices and in any order, free from any claim or right of any kind including any equity of redemption of Assignor, ANY SUCH DEMAND, RIGHT OR EQUITY BEING EXPRESSLY WAIVED AND RELEASED. Any disposition of the Collateral may be made by way of one or more contracts and at any such disposition it shall not be necessary to exhibit the Collateral;

         ii. Administrative Agent may, at its option, to the extent permitted by the Code or other applicable law, sell and deliver any Collateral at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Administrative Agent deems advisable, in its sole discretion, and may, if Administrative Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale;

        iii. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Secured Obligation until Administrative Agent receives payment, and if the buyer defaults in payment, then Administrative Agent may resell the Collateral without further notice to Assignor;

         iv. If Administrative Agent seeks to take possession of all or any portion of the Collateral by judicial process, Assignor irrevocably waives (A) the posting of any bond, surety or security with respect thereto that might otherwise be required, (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral, and (C) any requirement that Administrative Agent retain possession and not dispose of any Collateral until after trial or final judgment;

          v. Assignor agrees that Administrative Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any person; and

         vi. Administrative Agent is hereby granted a license or other right (exercisable only during the continuance of an Event of Default) to use, without charge, Assignor's labels, Patents, Copyrights, Trademarks, and advertising matter or any similar property, in completing production of, advertising or selling any Collateral, and Assignor's rights under all licenses and all franchise agreements shall inure to the benefit of Administrative Agent.

     (b)  In addition:

          i. Administrative Agent shall not be liable for any act or omission on the part of Administrative Agent, its officers, agents, or employees, except for gross negligence or willful misconduct. All rights and remedies of Administrative Agent hereunder are cumulative and may be exercised singly or concurrently. The exercise of any right or remedy will not be a waiver of any other;

         ii. The rights, titles, interests, liens and securities of Administrative Agent hereunder shall be cumulative of all of the securities, rights, titles, interests or liens which Administrative Agent may now or at any time hereafter hold securing the payment of the Secured Obligation, or any part thereof;

        iii. Administrative Agent is hereby expressly authorized after and during the continuance of an Event of Default to apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof; and

         iv. After and during the continuance of an Event of Default, Administrative Agent shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Administrative Agent with respect to any of the Collateral, first to the payment of all its reasonable expenses, including attorneys' fees and legal expenses, incurred in holding and preparing the Collateral, or any part thereof, for sale or other disposition, in arranging for such sale or other disposition, and in actually selling the same, and next toward payment of the balance of the Secured Obligation in such order and manner as Administrative Agent, as directed by the Required Lenders, may deem advisable. Administrative Agent shall account to the Assignor for any surplus. If the proceeds are not sufficient to pay the Secured Obligation in full, the Assignor shall remain liable for any deficiency.

9.   MISCELLANEOUS.
     -------------

     (a) This Agreement and the transactions evidenced hereby shall be governed by, and interpreted and enforced in accordance with, the laws of the State of Texas, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

     (b) This Agreement is binding upon and shall inure to the benefit of Assignor, Lenders, Administrative Agent, their respective representatives, administrators, successors and assigns; provided, however, that Assignor may not, without the prior written consent of Required Lenders, assign any rights, powers, duties or obligations hereunder and each Lender reserves the right to assign any or all of its rights hereunder in connection with any assignment under SECTION 17.10 of the Credit Agreement and in accordance with the terms thereof.

     (c) Any notice of sale, disposition or other action by Administrative Agent required by the Code and sent to Assignor at Assignor's address shown in the Credit Agreement, or at such other address of Assignor as may from time to time be shown on the records of Administrative Agent, at least ten (l0) days prior to such action, shall constitute reasonable notice to Assignor. Notice shall be deemed given or sent when mailed postage prepaid to Assignor's address.

     (d) No failure to exercise, and no delay in exercising, on the part of Administrative Agent, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.

     (e) This Agreement shall not be amended in any way except by a written agreement signed by Administrative Agent, Required Lenders, and Assignor.

     (f) To the extent any provision of this agreement conflicts with the express terms of the Credit Agreement, then the terms of the Credit Agreement shall control.

     (g) Administrative Agent shall, upon the reasonable request of Assignor, and upon satisfactory evidence of compliance with the Credit Agreement, release any portion of the Collateral which is permitted to be sold or otherwise transferred under this agreement or the Credit Agreement.


                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGE FOLLOWS.

     IN WITNESS WHEREOF, the undersigned have duly executed this agreement as of the date first above written.

                                        PLASMA & MATERIALS TECHNOLOGIES, INC.



                                        By  /s/ John W. LaValle
                                           ----------------------------------
                                           John W. LaValle, Vice President


                                        NATIONSBANK OF TEXAS, N.A.



                                        By  /s/ Stan W. Reynolds
                                           ---------------------------------
                                           Stan W. Reynolds, Vice President

       SIGNATURE PAGE TO COLLATERAL ASSIGNMENT OF INTELLECTUAL PROPERTY